FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-286173-04

October 23, 2026

BENCHMARK 2026-V24
Mortgage Trust

Free Writing Prospectus
Structural and Collateral Term Sheet

$759,285,980
(Approximate Mortgage Pool Balance)

$682,408,000
(Approximate Offered Certificates)

GS Mortgage Securities Corporation II Depositor
Commercial Mortgage Pass-Through Certificates, Series 2026-V24
Goldman Sachs Mortgage Company Citi Real Estate Funding Inc Argentic Real Estate Finance 2 LLC German American Capital Corporation Barclays Capital Real Estate Inc. Bank of Montreal
As Sponsors and Mortgage Loan Sellers

Goldman Sachs & Co. LLC	Deutsche Bank Securities	BMO Capital Markets	Barclays	Citigroup

 Co-Lead Managers and Joint Bookrunners

Academy Securities	Drexel Hamilton, LLC

Co-Managers

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

 The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-286173) (the “Preliminary Prospectus”) anticipated to be dated October 23, 2026. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. None of Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—General Risk Factors—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY
CERTIFICATE SUMMARY	OFFERED CERTIFICATES

Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Available Certificate Balance or Notional Amount(2)(3)	Approximate Initial Retained Certificate Balance or Notional Amount(2)(3)	Approximate Initial Credit Support(4)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(5)	Principal Window(5)
Class A-1	Aaa(sf) / AAAsf / AAA(sf)	$7,098,000		$6,920,000	$178,000	30.000%	[ ]%	(6)	2.27	12/26 – 2/31
Class A-2	Aaa(sf) / AAAsf / AAA(sf)	(7)		(7)	(7)	30.000%	[ ]%	(6)	(7)	(7)
Class A-3	Aaa(sf) / AAAsf / AAA(sf)	(7)		(7)	(7)	30.000%	[ ]%	(6)	(7)	(7)
Class X-A	NR / AAAsf / AAA(sf)	$617,868,000	(8)	$602,419,000(8)	$15,449,000(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class X-B	NR / A-sf / AAA(sf)	$64,540,000	(8)	$62,925,000(8)	$1,615,000(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class A-S	NR / AAAsf / AAA(sf)	$86,368,000		$84,208,000	$2,160,000	18.625%	[ ]%	(6)	4.92	10/31 – 10/31
Class B	NR / AA-sf / AA-(sf)	$37,016,000		$36,090,000	$926,000	13.750%	[ ]%	(6)	4.93	10/31 – 11/31
Class C	NR / A-sf / A-(sf)	$27,524,000		$26,835,000	$689,000	10.125%	[ ]%	(6)	5.01	11/31 – 11/31

NON-OFFERED CERTIFICATES

Non-Offered Class	Expected Ratings (Moody’s / Fitch / KBRA)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Available Certificate Balance or Notional Amount(2)(3)	Approximate Initial Retained Certificate Balance or Notional Amount(2)(3)	Approximate Initial Credit Support(4)	Initial Pass-Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(5)	Principal Window(5)
Class X-D	NR / BBB-sf / BBB-(sf)	$22,778,000	(8)	$22,208,000(8)	$570,000(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class X-E	NR / BB-sf / BB(sf)	$14,237,000	(8)	$13,881,000(8)	$356,000(8)	N/A	[ ]%	Variable IO(9)	N/A	N/A
Class D	NR / BBB-sf / BBB-(sf)	$22,778,000		$22,208,000	$570,000	7.125%	[ ]%	(6)	5.01	11/31 – 11/31
Class E(10)	NR / BB-sf / BB(sf)	$14,237,000		$13,881,000	$356,000	5.250%	[ ]%	(6)	5.01	11/31 – 11/31
Class F-RR(10)	NR / B-sf / B+(sf)	$9,491,000		$9,253,000	$238,000	4.000%	[ ]%	(6)	5.01	11/31 – 11/31
Class G-RR(10)	NR / NR / NR	$30,371,979		$ 29,611,979	$760,000	0.000%	[ ]%	(6)	5.01	11/31 – 11/31
Class R(11)	N/A	N/	A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)	It is a condition of issuance that the offered certificates and certain classes of non-offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) and Kroll Bond Rating Agency, LLC (“KBRA” and, together with Moody’s and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.
(2)	Approximate, subject to a variance of plus or minus 5%, including in connection with any variation in the certificate balances and notional amounts of the classes comprising the VRR interest following the calculation of the actual fair values of the certificates (other than the Class R certificates) issued by the issuing entity. The notional amount of each class of the Class X-A, Class X-B, Class X-D and Class X-E certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E, Class F-RR and Class G-RR certificates, the “principal balance certificates”) as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is less than the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.
(3)	On the closing date, Argentic Real Estate Finance 2 LLC, as “retaining sponsor” (as defined in in the Credit Risk Retention Rules), is expected to cause its “majority-owned affiliate” (as defined in in the Credit Risk Retention Rules) to purchase (i) an “eligible vertical interest” (as defined in in the Credit Risk Retention Rules) in the form of certificates representing approximately 2.50% of the initial certificate balance or notional amount, as applicable, of each class of certificates other than the Class R certificates (collectively, the “VRR Interest”), as set forth in the table above under “Approximate Initial Retained Certificate Balance or Notional Amount” and (ii) an “eligible horizontal residual interest” (as defined in in the Credit Risk Retention Rules) in the form of the Class F-RR and Class G-RR certificates (in each case, excluding the portion thereof that comprises a part of the VRR Interest) (collectively, the “HRR Certificates”), representing approximately 2.55% of the aggregate fair value of the certificates (other than the Class R certificates) as further described under “Credit Risk Retention” in the Preliminary Prospectus. The initial certificate balance or notional

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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CERTIFICATE SUMMARY (continued)

amount, as applicable, of each class of certificates (other than the Class R certificates) expected to be retained as part of the VRR Interest may be increased or decreased in connection with final pricing, as described under “Credit Risk Retention” in the Preliminary Prospectus.

(4)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2 and Class A-3 certificates, are represented in the aggregate.
(5)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity of the mortgage loans or whole loans.
(6)	For each distribution date, the pass-through rates of each class of principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.
(7)	The exact initial certificate balances of the Class A-2 and Class A-3 certificates are unknown and will be determined based on the final pricing of those classes of certificates. However, the respective initial certificate balance, weighted average life and principal window of the Class A-2 and Class A-3 certificates are expected to be within the applicable ranges reflected in the following chart. The initial aggregate certificate balance of the Class A-2 and Class A-3 certificates is expected to be approximately $524,402,000, subject to a variance of plus or minus 5%.
Class of Certificates	Expected Range of Approximate Initial Certificate Balance	Expected Range of Approximate Initial Available Certificate Balance	Expected Range of Approximate Initial Retained Certificate Balance	Expected Range of Wtd. Avg. Life (Yrs)	Expected Range of Principal Window
Class A-2	$0 – $250,000,000	$0 – $243,750,000	$0 – $ 6,250,000	NAP – 4.63	NAP / 2/31 – 8/31
Class A-3	$274,402,000 – $524,402,000	$267,541,000 – $511,291,000	$6,861,000 – $13,111,000	4.85 – 4.74	8/31 – 10/31 / 2/31 – 10/31
(8)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each class of the Class X certificates will be equal to the aggregate certificate balances of the related classes of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class(es)
Class X-A	Class A-1, Class A-2, Class A-3 and Class A-S certificates
Class X-B	Class B and Class C certificates
Class X-D	Class D certificates
Class X-E	Class E certificates
(9)	The pass-through rate of each class of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates, if applicable) of the related Class X class(es) for that distribution date, as described in the Preliminary Prospectus.
(10)	The initial certificate balance of each of the Class E, Class F-RR and Class G-RR certificates is subject to change based on final pricing of all certificates and the final determination of the amounts of the Class F-RR and Class G-RR certificates and the VRR interest that will be retained as described under “Credit Risk Retention” in the Preliminary Prospectus to satisfy the U.S. risk retention requirements of Argentic Real Estate Finance 2 LLC, as retaining sponsor. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR certificates, see “Credit Risk Retention” in the Preliminary Prospectus.
(11)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate real estate mortgage investment conduits (each, a “REMIC”), as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

The Class X-D, Class X-E, Class D, Class E, Class F-RR, Class G-RR and Class R certificates are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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KEY FEATURES OF THE CERTIFICATES
Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$759,285,980
Number of Mortgage Loans	43
Number of Mortgaged Properties	74
Average Cut-off Date Mortgage Loan Balance	$17,657,813
Weighted Average Mortgage Interest Rate	6.89002%
Weighted Average Remaining Term to Maturity Date/ARD (months)	58
Weighted Average Remaining Amortization Term (months)	344
Weighted Average Cut-off Date LTV Ratio(3)	57.7%
Weighted Average Maturity Date/ARD LTV Ratio(4)	57.1%
Weighted Average Underwritten NCF Debt Service Coverage Ratio	1.76x
Weighted Average Debt Yield on Underwritten NOI	13.5%
% of Mortgage Loans with Mezzanine Debt	2.4%
% of Mortgage Loans with Single Tenants(5)	2.7%

(1)	With respect to 13 mortgage loans, representing approximately 49.6% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, rooms or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to one mortgage loan, representing approximately 2.4% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.
(2)	Subject to a variance of plus or minus 5%.
(3)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to three mortgage loans (10.0% of the initial pool balance) the respective Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 57.7%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Cut-off Date LTV Ratio.
(4)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to three mortgage loans (10.0% of the initial pool balance) the respective Maturity Date/ARD LTV Ratios were calculated using a valuation other than an “as-is” value of each related mortgaged property. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 57.1%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.
(5)	Excludes mortgage loans that are secured by multiple properties leased to separate single tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5

KEY FEATURES OF THE CERTIFICATES (continued)
Co-Lead Managers and Joint Bookrunners:	Goldman Sachs & Co. LLC Citigroup Global Markets Inc. Deutsche Bank Securities Inc. Barclays Capital Inc. BMO Capital Markets Corp.
Co-Managers:	Academy Securities, Inc. Drexel Hamilton, LLC
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$759,285,980
Master Servicer:	Trimont LLC
Special Servicer:	Argentic Services Company LP
Certificate Administrator:	Computershare Trust Company, National Association
Trustee:	Computershare Trust Company, National Association
Operating Advisor:	BellOak, LLC
Asset Representations Reviewer:	BellOak, LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Argentic Real Estate Finance 2 LLC, as retaining sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of October 26, 2026
Closing Date:	November 13, 2026
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in November 2026 (or, in the case of any mortgage loan that has its first due date after November 2026, the date that would have been its due date in November 2026 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 11th day of each month or next business day, commencing in December 2026
Distribution Date:	The 4th business day after the Determination Date, commencing in December 2026
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	November 2059
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to the Class X-A and Class X-B certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

6

COLLATERAL OVERVIEW
■	$682,408,000 (Approximate) New-Issue Multi-Borrower CMBS:
—	Overview: The mortgage pool consists of 43 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $759,285,980 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $17,657,813 and are secured by 74 mortgaged properties located throughout 20 states and the District of Columbia
—	LTV: 57.7% weighted average Cut-off Date LTV Ratio
—	DSCR: 1.76x weighted average Underwritten NCF Debt Service Coverage Ratio
—	Debt Yield: 13.5% weighted average Debt Yield on Underwritten NOI
■	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3
■	Loan Structural Features:
—	Amortization: 19.3% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:
-	19.3% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity
—	Hard Lockboxes: 42.3% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place
—	Cash Traps: All of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.10x DSCR and 9.5% Debt Yield on Underwritten NOI, that fund an excess cash flow reserve
—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:
-	Real Estate Taxes: 39 mortgage loans representing 85.8% of the Initial Pool Balance
-	Insurance: 15 mortgage loans representing 32.6% of the Initial Pool Balance
-	Replacement Reserves: 39 mortgage loans representing 87.2% of the Initial Pool Balance
-	Tenant Improvements / Leasing Commissions: 16 mortgage loans representing 74.1% of the portion of the Initial Pool Balance that is secured, in whole or in part, by retail, office, mixed use and industrial properties only
—	Predominantly Defeasance: 83.6% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period
■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:
—	Retail: 25.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties (6.5% are anchored retail properties)
—	Office: 22.4% of the mortgaged properties by allocated Initial Pool Balance are office properties
—	Hospitality: 12.7% of the mortgaged properties by allocated Initial Pool Balance are hospitality properties
—	Self Storage: 10.7% of the mortgaged properties by allocated Initial Pool Balance are self storage properties
—	Multifamily: 9.9% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties
—	Manufactured Housing: 7.7% of the mortgaged properties by allocated Initial Pool Balance are manufactured housing properties
—	Mixed Use: 7.7% of the mortgaged properties by allocated Initial Pool Balance are mixed use properties

■	Geographic Diversity: The mortgaged properties are located throughout 20 states and the District of Columbia, with five states and the District of Columbia having greater than 5.0% of the allocated Initial Pool Balance: New York (25.6%), North Carolina (11.8%), Florida (11.1%), the District of Columbia (9.9%), Tennessee (8.9%) and Texas (5.4%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

7

COLLATERAL OVERVIEW (continued)
Mortgage Loans by Mortgage Loan Seller
Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	12	12	$269,963,152	35.6%
Citi Real Estate Funding Inc.	7	27	$177,121,979	23.3%
Argentic Real Estate Finance 2 LLC	10	10	$157,100,849	20.7%
German American Capital Corporation	3	11	$71,360,000	9.4%
Barclays Capital Real Estate Inc.	10	13	$65,740,000	8.7%
Bank of Montreal	1	1	$18,000,000	2.4%
Total	43	74	$759,285,980	100.0%
Ten Largest Mortgage Loans
Mortgage Loan Name	Cut-off Date Balance		% of Initial Pool Balance	Property Type	Property Size SF/Units/ Rooms/ Pads	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
Hall of the States	$75,000,000		9.9%	Office	619,328	Acquisition	2.64x	18.1%	48.3%
Old Edwards Portfolio	65,000,000		8.6	Various	229	Refinance	2.35x	19.7%	48.7%
Compass Storage National Portfolio 2.0	65,000,000		8.6	Self Storage	1,069,965	Refinance / Acquisition	1.54x	9.5%	62.7%
SoHo Centrale	55,500,000		7.3	Retail	35,626	Refinance	1.81x	12.6%	35.6%
Hamilton Place	46,726,599		6.2	Retail	385,318	Refinance	2.03x	17.2%	67.4%
University Park	46,500,000		6.1	Office	388,907	Refinance	1.64x	13.0%	58.1%
Hager NYC Portfolio	24,500,000		3.2	Various	60	Refinance	1.21x	8.6%	71.8%
20 West 47th Street	19,871,979		2.6	Mixed Use	139,078	Refinance	1.30x	11.1%	61.2%
One Penn Center	19,189,461		2.5	Office	705,032	Refinance	1.55x	17.1%	52.5%
Holiday Inn Hasbrouck Heights	19,000,000		2.5	Hospitality	248	Refinance	1.49x	14.6%	55.1%
Top 10 Total / Wtd. Avg.	$436,288,039		57.5%				1.92x	14.7%	54.4%
Remaining Total / Wtd. Avg.	322,997,940		42.5				1.56x	12.0%	62.2%
Total / Wtd. Avg.	$759,285,980	(1)	100.0%				1.76x	13.5%	57.7%

(1)	The balance does not sum precisely due to rounding adjustments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

8

COLLATERAL OVERVIEW (continued)

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Aggregate Pari Passu Companion Loan Cut-off Date Balance(1)	Aggregate Subordinate Companion Loan Cut-off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling/Trust & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
Hall of the States	$75,000,000	9.9%	3	$65,000,000	N/A	$140,000,000	Benchmark 2026-V24	Trimont	Argentic
Old Edwards Portfolio	$65,000,000	8.6%	3	$70,000,000	N/A	$135,000,000	Benchmark 2026-V24	Trimont	Argentic
Compass Storage National	$65,000,000	8.6%	2	$54,400,000	N/A	$119,400,000	Benchmark 2026-V24	Trimont	Argentic
Hamilton Place	$46,726,599	6.2%	1	$24,907,569	N/A	$71,634,168	Benchmark 2026-V24	Trimont	Argentic
20 West 47th Street	$19,871,979	2.6%	2	$49,929,596	N/A	$69,801,575	BBCMS 2026-5C43	Trimont	Rialto
One Penn Center	$19,189,461	2.5%	1	$35,637,571	N/A	$54,827,032	Benchmark 2026-V24(2)	Trimont(2)	Argentic(2)
Queens Atrium	$18,000,000	2.4%	6	$77,000,000	N/A	$95,000,000	BMO 2026-5C16	Midland	360 REIT
Westroads Mall	$17,943,388	2.4%	2	$48,845,888	N/A	$66,789,276	WFCM 2026-5C10	Trimont	Argentic
1351 Jerome	$15,000,000	2.0%	2	$50,000,000	N/A	$65,000,000	BBCMS 2026-M1	Midland	CWCapital
Mall at Prince George's	$14,942,609	2.0%	4	$84,674,786	N/A	$99,617,395	WFCM 2026-5C9	Trimont	Rialto
HP Plaza	$8,000,000	1.1%	3	$79,000,000	N/A	$87,000,000	Benchmark 2026-V23	Midland	K-Star
Del Rey Campus	$7,000,000	0.9%	4	$73,000,000	N/A	$80,000,000	WFCM 2026-5C9	Trimont	Rialto
400 Arcola Road	$5,000,000	0.7%	6	$145,000,000	N/A	$150,000,000	Benchmark 2026-V21	Keybank	Torchlight

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan. Each subordinate companion loan is subordinate in right of payment to its related mortgage loan.
(2)	Until the securitization of the related controlling pari passu companion loan, the related whole loan will be serviced and administered pursuant to the pooling and servicing agreement for the Benchmark 2026-V24.

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
Westroads Mall	$17,943,388	$12,000,000	$78,789,276	7.86108860759494%	53.1%	62.6%	2.20x	1.81x

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

9

COLLATERAL OVERVIEW (continued)

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
Hamilton Place	Chattanooga	Tennessee	Retail	46,726,599	6.2%	GSMC 2016-GS13, GSMS 2016-GS4
One Penn Center	Philadelphia	Pennsylvania	Office	19,189,461	2.5%	WFCM 2016-BNK1, MSC 2016-BNK2
Queens Atrium	Long Island City	New York	Mixed Use	18,000,000	2.4%	BACM 2005-C3; JPMBB 2014-C22; WFRBS 2014-C21
Westroads Mall	Omaha	Nebraska	Retail	17,943,388	2.4%	COMM 2012-LTRT
Rise Lakeview	Birmingham	Alabama	Multifamily	13,700,000	1.8%	RCMT 2021-FL6
Ashley Plaza	Goldsboro	North Carolina	Retail	11,620,000	1.5%	BANK 2019-BN21
New Iberia	New Iberia	Louisiana	Self Storage	6,750,419	0.9%	MSC 2021-L7
Roseville	Roseville	Michigan	Self Storage	5,226,131	0.7%	CD 2016-CD2
359 West 39th Street	New York	New York	Mixed Use	4,000,000	0.5%	CGCMT 2016-P5

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of each such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the related mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

10

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut-off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Retail	11	$190,832,596	25.1%	1.78x	56.3%	14.1%
Super Regional Mall	3	79,612,596	10.5%	2.01x	62.1%	17.4%
Unanchored	1	55,500,000	7.3%	1.81x	35.6%	12.6%
Anchored	3	49,020,000	6.5%	1.43x	68.3%	10.9%
Single Tenant	4	6,700,000	0.9%	1.33x	72.1%	10.5%
Office	7	$170,389,461	22.4%	2.05x	53.5%	15.5%
CBD	2	94,189,461	12.4%	2.42x	49.2%	17.9%
Suburban	4	69,000,000	9.1%	1.62x	57.9%	12.6%
Medical	1	7,200,000	0.9%	1.42x	68.6%	12.7%
Hospitality	7	$96,142,042	12.7%	2.08x	53.1%	18.5%
Full Service	6	85,942,042	11.3%	2.07x	52.4%	18.1%
Extended Stay	1	10,200,000	1.3%	2.18x	58.3%	21.4%
Self Storage	18	$81,435,000	10.7%	1.49x	62.2%	9.4%
Self Storage	18	81,435,000	10.7%	1.49x	62.2%	9.4%
Multifamily	8	$75,048,000	9.9%	1.51x	61.6%	10.3%
Mid Rise	7	60,048,000	7.9%	1.36x	63.7%	9.4%
High Rise	1	15,000,000	2.0%	2.11x	52.9%	13.9%
Manufactured Housing	12	$58,425,000	7.7%	1.46x	66.0%	9.9%
Manufactured Housing	12	58,425,000	7.7%	1.46x	66.0%	9.9%
Mixed Use	6	$58,271,979	7.7%	1.31x	63.1%	10.4%
Office/Retail	1	19,871,979	2.6%	1.30x	61.2%	11.1%
Office/School	1	18,000,000	2.4%	1.38x	59.4%	11.5%
Multifamily/Retail	2	11,400,000	1.5%	1.21x	71.8%	8.6%
Lab/Office	1	5,000,000	0.7%	1.28x	64.7%	8.9%
Retail/Multifamily	1	4,000,000	0.5%	1.30x	62.5%	9.2%
Other	3	$15,991,902	2.1%	2.35x	48.7%	19.7%
Golf Course	3	15,991,902	2.1%	2.35x	48.7%	19.7%
Industrial	2	$12,750,000	1.7%	1.30x	64.7%	9.4%
Flex	2	12,750,000	1.7%	1.30x	64.7%	9.4%
Total / Wtd. Avg.	74	$759,285,980	100.0%	1.76x	57.7%	13.5%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

11

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)(3)	% of Total Underwritten NOI
New York	15	$194,485,766	25.6%	$694,800,000	24.3%	$43,303,757	20.0%
North Carolina	8	89,428,919	11.8%	258,600,000	9.0%	23,894,762	11.0%
Florida	8	84,252,094	11.1%	165,360,000	5.8%	11,306,506	5.2%
District of Columbia	1	75,000,000	9.9%	289,600,000	10.1%	25,381,577	11.7%
Tennessee	3	67,668,056	8.9%	139,880,000	4.9%	14,870,378	6.9%
Texas	7	40,880,611	5.4%	229,660,000	8.0%	14,983,510	6.9%
Pennsylvania	5	31,241,304	4.1%	350,520,000	12.2%	23,416,181	10.8%
Indiana	6	25,265,000	3.3%	38,300,000	1.3%	2,500,899	1.2%
California	3	23,660,000	3.1%	159,240,000	5.6%	10,808,278	5.0%
New Jersey	2	23,463,987	3.1%	47,800,000	1.7%	3,577,781	1.7%
Ohio	2	20,273,944	2.7%	33,600,000	1.2%	3,380,179	1.6%
Nebraska	1	17,943,388	2.4%	125,800,000	4.4%	13,247,667	6.1%
Alabama	2	15,790,000	2.1%	22,800,000	0.8%	1,145,370	0.5%
Maryland	1	14,942,609	2.0%	176,300,000	6.2%	15,167,736	7.0%
South Carolina	1	9,609,600	1.3%	56,700,000	2.0%	5,232,227	2.4%
Louisiana	2	8,356,365	1.1%	22,800,000	0.8%	1,421,116	0.7%
Georgia	2	6,518,207	0.9%	24,230,000	0.8%	1,886,299	0.9%
Michigan	1	5,226,131	0.7%	17,200,000	0.6%	902,099	0.4%
Iowa	2	2,874,300	0.4%	4,900,000	0.2%	280,875	0.1%
Wisconsin	1	1,260,000	0.2%	1,740,000	0.1%	0	0.0%
Kentucky	1	1,145,700	0.2%	1,940,000	0.1%	98,531	0.05%
Total	74	$759,285,980	100.0%	$2,861,770,000	100.0%	$216,805,730	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.
(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).
(3)	Underwritten NOI calculation excludes the loan No. 32 (Kayyem Retail Portfolio) as its mortgaged properties’ underwritten NOIs are not available.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

12

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances
Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
2,340,000 - 9,999,999	18	$96,508,000	12.7%
10,000,000 - 19,999,999	18	284,551,381	37.5
20,000,000 - 29,999,999	1	24,500,000	3.2
40,000,000 - 49,999,999	2	93,226,599	12.3
50,000,000 - 59,999,999	1	55,500,000	7.3
60,000,000 - 75,000,000	3	205,000,000	27.0
Total	43	$759,285,980	100.0%

Distribution of Underwritten NCF DSCRs(1)
Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.21 - 1.49	21	$232,392,979	30.6%
1.50 - 1.99	15	293,975,014	38.7
2.00 - 2.49	6	157,917,986	20.8
2.50 - 2.64	1	75,000,000	9.9
Total	43	$759,285,980	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)(2)
Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	36	$612,478,000	80.7%
Amortizing Balloon	7	146,807,980	19.3
Total	43	$759,285,980	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Lockboxes
Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Springing	23	$389,969,979	51.4%
Hard	16	320,956,000	42.3
Soft	4	48,360,000	6.4
Total	43	$759,285,980	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
35.6 - 39.9	1	$55,500,000	7.3%
40.0 - 49.9	2	140,000,000	18.4
50.0 - 59.9	15	228,237,402	30.1
60.0 – 72.1	25	335,548,578	44.2
Total	43	$759,285,980	100.0%

(1)	See footnotes (1) and (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date LTV Ratios(1)
Range of Maturity Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
35.6 - 39.9	1	$55,500,000	7.3%
40.0 - 49.9	3	159,189,461	21.0
50.0 - 59.9	15	228,919,919	30.1
60.0 – 72.1	24	315,676,599	41.6
Total	43	$759,285,980	100.0%

(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose
Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Refinance	28	$522,777,980	68.9%
Acquisition	13	164,008,000	21.6
Refinance /Acquisition	1	65,000,000	8.6
Recapitalization	1	7,500,000	1.0
Total	43	$759,285,980	100.0%

Distribution of Mortgage Interest Rates
Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
5.9500 - 5.9999	1	$65,000,000	8.6%
6.0000 - 6.4999	8	57,765,000	7.6
6.5000 - 6.9999	15	349,255,542	46.0
7.0000 - 7.4999	15	232,865,437	30.7
7.5000 - 8.3200	4	54,400,000	7.2
Total	43	$759,285,980	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

13

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)
Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.4 - 8.9	7	$74,616,000	9.8%
9.0 - 9.9	9	128,761,000	17.0
10.0 - 10.9	6	57,053,000	7.5
11.0 - 11.9	5	75,391,979	9.9
12.0 - 12.9	4	72,980,000	9.6
13.0 - 13.9	2	61,500,000	8.1
14.0 - 21.4	10	288,984,000	38.1
Total	43	$759,285,980	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)
Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
8.1 - 8.9	7	$74,616,000	9.8%
9.0 - 9.9	10	146,261,000	19.3
10.0 - 10.9	8	89,944,979	11.8
11.0 - 11.9	4	78,700,000	10.4
12.0 - 12.9	4	84,780,000	11.2
13.0 - 13.9	2	34,189,461	4.5
14.0 - 19.5	8	250,794,539	33.0
Total	43	$759,285,980	100.0%

(1)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Terms to Maturity Date (1)(2)
Original Term to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	43	$759,285,980	100.0
Total	43	$759,285,980	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Terms to Maturity Date(1)(2)
Range of Remaining Terms to Maturity Date (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
52 – 59	39	$650,085,980	85.6%
60	4	109,200,000	14.4
Total	43	$759,285,980	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.
(2)	See footnote (1) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Original Amortization Terms(1)
Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	36	$612,478,000	80.7%
300	2	29,389,461	3.9
360	5	117,418,518	15.5
Total	43	$759,285,980	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Remaining Amortization Terms(1)
Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	36	$612,478,000	80.7%
297 - 300	2	29,389,461	3.9
354 - 358	5	117,418,518	15.5
Total	43	$759,285,980	100.0%

(1)	All of the mortgage loans will have balloon payments at maturity.

Distribution of Prepayment Provisions
Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	27	$598,960,370	78.9%
Yield Maintenance	13	124,335,000	16.4
Yield Maintenance or Defeasance	3	35,990,609	4.7
Total	43	$759,285,980	100.0%

Distribution of Escrow Types
Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	39	$662,325,980	87.2%
Real Estate Tax	39	$651,842,592	85.8%
TI/LC(2)	16	$329,972,057	74.1%
Insurance	15	$247,780,000	32.6%

(1)	Includes mortgage loans with FF&E reserves.
(2)	Percentage of total retail, office, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

14

STRUCTURAL OVERVIEW
Distributions	On each Distribution Date, funds available for distribution to holders of the certificates (other than the Class R certificates), net of any yield maintenance charges and prepayment premiums, will be distributed in the following amounts and order of priority:
1.	Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D and Class X-E certificates, in respect of interest, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.
2.	Class A-1, Class A-2 and Class A-3 certificates: to the extent of funds available for distribution of principal, in reduction of the then-outstanding certificate balances of those classes, in the following priority:
(i) to the Class A-1 certificates until their certificate balance is reduced to zero, then (ii) to the Class A-2 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-1 in clause (i) above and then (iii) to the Class A-3 certificates until their certificate balance is reduced to zero, all remaining funds available for distribution of principal to the principal balance certificates after the distributions to Class A-2 in clause (ii) above
However, if the certificate balances of each class of principal balance certificates other than the Class A-1, Class A-2 and Class A-3 certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those principal balance certificates, funds available for distributions of principal to the principal balance certificates will be distributed to the Class A-1, Class A-2 and Class A-3 certificates, pro rata, based on their respective certificate balances.
3.	Class A-1, Class A-2 and Class A-3 certificates: first, (i) up to an amount equal to, and pro rata based upon, the aggregate unreimbursed realized losses previously allocated to each such class, then (ii) interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2 and Class A-3 certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3 and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
7.	Class D certificates: (i) first, to interest on the Class D certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

15

STRUCTURAL OVERVIEW (continued)

Distributions

(continued)
8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
9.	Class F-RR certificates: (i) first, to interest on the Class F-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates), to principal on the Class F-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class F-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
10.	Class G-RR certificates: (i) first, to interest on the Class G-RR certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of principal balance certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D, Class E and Class F-RR certificates), to principal on the Class G-RR certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class G-RR certificates first (a) up to an amount equal to the aggregate unreimbursed realized losses previously allocated to such class, then (b) up to an amount equal to all accrued and unpaid interest on the amount set forth above at the pass-through rate for such class compounded monthly from the date the related realized loss was allocated to such class until the date such realized loss is reimbursed.
Realized Losses	The certificate balances of the principal balance certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to each class of principal balance certificates on such Distribution Date. On each Distribution Date, any such loss realized on the mortgage loans will be applied to the principal balance certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class G-RR certificates; then to the Class F-RR certificates; then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2 and Class A-3 certificates, based on their then-current respective certificate balances.

The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the related Class X certificates resulting from allocations of losses realized on the mortgage loans.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

16

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums

and Yield Maintenance

Charges	On each Distribution Date, any yield maintenance charge collected on the mortgage loans during the one-month period ending on the related Determination Date is required to be distributed as follows: (a) pro rata, between (i) the group (the “YM Group A”) of the Class A-1, Class A-2, Class A-3, Class A-S and Class X-A certificates, (ii) the group (the “YM Group B”) of the Class X-B, Class B and Class C certificates, (iii) the group (the “YM Group D”) of the Class X-D and Class D Certificates and (iv) the group (together with the YM Group A, the YM Group B and the YM Group C, the “YM Groups”) of the Class X-E and Class E certificates based upon the aggregate amount of principal distributed to the classes of principal balance certificates in each YM Group on such Distribution Date; and (b) as among the respective classes of principal balance certificates in each YM Group in the following manner: (i) each class of principal balance certificates in such YM Group will be entitled to receive on each Distribution Date the portion of such yield maintenance charge in an amount equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of principal balance certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the principal balance certificates in such YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (ii) the portion of such yield maintenance charge allocated to such YM Group remaining after such distributions to the applicable classes of principal balance certificates, will be distributed to the class of Class X Certificates in such YM Group. If there is more than one class of principal balance certificates in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes, the aggregate amount of such yield maintenance charges will be allocated among all such classes of Principal Balance Certificates up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the first sentence of this paragraph.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class R certificates. Instead, after the notional amounts of the Class X-A, Class X-B, Class X-D and Class X-E certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges with respect to mortgage loans allocated to the certificateholders will be distributed by the certificate administrator pro rata to holders of the Class F-RR and Class G-RR certificates (based on their respective certificate balances). For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A-1 to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided that if such discount rate is greater than or equal to the mortgage loan rate on such mortgage loan, but less than the pass-through rate described in the preceding sentence, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)
Non-Serviced Loans	The 20 West 47th Street, Queens Atrium, Westroads Mall, 1351 Jerome, Mall at Prince George’s, HP Plaza, Del Rey Campus and 400 Arcola Road mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The One Penn Center (a “servicing shift mortgage loan”) will become a “non-serviced loan” upon the securitization of the related controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.
Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan, and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan or serviced whole loan, as applicable, and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus)) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan will be reduced, which will have the effect of reducing the amount of interest available to the most subordinate class of certificates (exclusive of the Class R certificates) then-outstanding (i.e., first to the Class G-RR certificates, then to the Class F-RR certificates, then to the Class E certificates, then to the Class D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class X-A, Class X-B, Class X-D and Class X-E certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an appraisal is ordered with respect to a property that would result in an appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than nine months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.
Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class E certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class R certificates) for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be (a) with respect to any mortgage loan (other than any non-serviced mortgage loan, any servicing shift mortgage loan and any mortgage loan for which the directing holder or controlling class representative is a borrower party) and any related serviced companion loan, the Controlling Class Representative; and (b) with respect to any servicing shift mortgage loan, (i) until the securitization of the related controlling companion loan, the holder of the related controlling companion loan, and (ii) upon the securitization of the related controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by more than 50% of the controlling class certificateholders (by certificate balance). The controlling class is the most subordinate class of the Class F-RR and Class G-RR certificates then-outstanding that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when the most senior class of control eligible certificates is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

On the Closing Date, Argentic Securities Holdings 2 Cayman Limited or its affiliate will purchase the Class F-RR and Class G-RR certificates and, on the Closing Date, appoint Argentic Securities Income USA 2 LLC as the initial Controlling Class Representative.

Control/Consultation
Rights	The Directing Holder will have approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists. For so long as a Control Termination Event exists, but no Consultation Termination Event exists, the Directing Holder will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts).

Generally, a “Control Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, in each case excluding any servicing shift mortgage loan (and any related companion loan), when there is no class of control eligible certificates that has an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is at least equal to 25% of the initial certificate balance of that class of certificates.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicer to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicer plan on taking with respect to a serviced mortgage loan and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

Generally, a “Consultation Termination Event” will occur with respect to any mortgage loan and any related serviced companion loan, in each case excluding any servicing shift mortgage loan (and any related companion loan), when the there is no class of control eligible certificates that has an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is at least equal to 25% of the initial certificate balance of that class of certificates.

No Control Termination Event or Consultation Termination Event may occur with respect to the holder of the controlling companion loan related to a servicing shift mortgage loan and the terms Control Termination Event and Consultation Termination Event will not be applicable to such holder of the related controlling companion loan.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related co-lender agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Risk Retention

Consultation Parties	The holder of the VRR Interest will have the right to appoint a risk retention consultation party. Except with respect to an excluded loan as to such parties, the risk retention consultation party will be entitled to consult with the special servicer with respect to certain material servicing actions as described in the Preliminary Prospectus.
Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans (if any) described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the Benchmark 2026-V24 pooling and servicing agreement (referred to as the “Benchmark 2026-V24 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the Benchmark 2026-V24 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.
Hall of the States Mortgage Loan	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,000,000	Benchmark 2026-V24
	A-2(1)	No	15,000,000	GSBI
	A-3(1)	No	30,000,000	GSBI
	A-4(1)	No	20,000,000	GSBI
Total			$140,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

Old Edward Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	Benchmark 2026-V24
	A-2	No	50,000,000	Benchmark 2026-V23
	A-3	No	10,000,000	BBCMS 2026-5C43
	A-4	No	10,000,000	BBCMS 2025-5C43
	A-5	No	5,000,000	Benchmark 2026-V24
Total			$135,000,000

Compass Storage National Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$65,000,000	Benchmark 2026-V24
	A-2	No	30,000,000	BBCMS 2026-5C43
	A-3(1)	No	24,400,000	CREFI
Total			$119,400,000
(1)	Expected to be contributed to one or more future securitization trusts.

Hamilton Place	Note	Control	Original Balance	Note Holder
	A-1	Yes	$25,000,000	Benchmark 2026-V24
	A-2	No	25,000,000	WFCM 2026-5C10
	A-3	No	10,000,000	Benchmark 2026-V24
	A-4	No	11,900,000	Benchmark 2026-V24
Total			$71,900,000

20 West 47th Street	Note	Control	Original Balance	Note Holder
	A-1	Yes	$30,000,000	BBCMS 2026-5C43
	A-2	No	20,000,000	BBCMS 2026-5C43
	A-3	No	19,900,000	Benchmark 2026-V24
Total			$69,900,000

One Penn Center	Note	Control	Original Balance	Note Holder
	A-1(1)	Yes(2)	$35,750,000	WFB
	A-2	No	19,250,000	Benchmark 2026-V24
Total			$55,000,000

(1)	Expected to be contributed to one or more future securitization trusts.
(2)	In the case of the One Penn Center mortgage loan, until the securitization of the related controlling pari passu companion loan, the related mortgage loan (and therefore the related whole loan) will be serviced and administered pursuant to the pooling and servicing agreement for the Benchmark 2026-V24 securitization transaction by the parties thereto. Upon the securitization of the related controlling pari passu companion loan, servicing of the related mortgage loan (and therefore the related whole loan) will shift to the servicers under the servicing agreement with respect to such future securitization transaction, which servicing agreement will become the Non-Serviced PSA with respect to such mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans
(continued)

Queens Atrium	Note	Control	Original Balance	Note Holder
	A-1	Yes	$25,000,000	BMO 2026-5C16
	A-2	No	25,000,000	BMO 2026-5C16
	A-3	No	10,800,000	Benchmark 2026-V24
	A-4	No	9,500,000	BMO 2026-5C16
	A-5	No	6,200,000	BMO 2026-5C16
	A-6	No	5,800,000	BMO 2026-5C16
	A-7	No	5,500,000	BMO 2026-5C16
	A-8	No	7,200,000	Benchmark 2026-V24
Total			$95,000,000

Westroads Mall	Note	Control	Original Balance	Note Holder
	A-1	Yes	$40,000,000	WFCM 2026-5C10
	A-2	No	12,000,000	Benchmark 2026-V24
	A-3	No	9,000,000	WFCM 2026-5C10
	A-4	No	6,000,000	Benchmark 2026-V24
Total			$67,000,000

1351 Jerome	Note	Control	Original Balance	Note Holder
	A-1	Yes	$30,000,000	BBCMS 2026-M1
	A-2	No	20,000,000	BANK5 2026-5YR24
	A-3	No	15,000,000	Benchmark 2026-V24
Total			$65,000,000

Mall at Prince George's	Note	Control	Original Balance	Note Holder
	A-1	Yes	$35,000,000	WFCM 2026-5C9
	A-2	No	23,000,000	WFCM 2026-5C9
	A-3	No	17,000,000	BBCMS 2026-5C43
	A-4	No	15,000,000	Benchmark 2026-V24
	A-5	No	10,000,000	Benchmark 2026-V23
Total			$100,000,000

HP Plaza	Note	Control	Original Balance	Note Holder
	A-1	Yes	$49,000,000	Benchmark 2026-V23
	A-2	No	20,000,000	Benchmark 2026-V23
	A-3	No	10,000,000	BMO 2026-5C16
	A-4	No	8,000,000	Benchmark 2026-V24
Total			$87,000,000

Del Rey Campus	Note	Control	Original Balance	Note Holder
	A-1	Yes	$27,500,000	WFCM 2026-5C9
	A-2	No	25,000,000	Benchmark 2026-V21
	A-3	No	12,500,000	Benchmark 2026-V22
	A-4-1	No	7,000,000	Benchmark 2026-V24
	A-4-2(1)	No	8,000,000	GSBI
Total			$80,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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STRUCTURAL OVERVIEW (continued)

Whole Loans
(continued)

400 Arcola Road	Note	Control	Original Balance	Note Holder
	A-1	Yes	$60,000,000	Benchmark 2026-V21
	A-2	No	30,000,000	Benchmark 2026-V21
	A-3-1(1)	No	25,000,000	GSBI
	A-3-2	No	10,000,000	BMO 2026-5C16
	A-4-1	No	5,000,000	Benchmark 2026-V24
	A-4-2(1)	No	10,000,000	GSBI
	A-5	No	10,000,000	Benchmark 2026-V22
Total			$150,000,000
(1)	Expected to be contributed to one or more future securitization trusts.

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the special servicer pursuant to the terms of the Benchmark 2026-V24 PSA. In all circumstances, each of the master servicer and the special servicer is obligated to act in the best interests of the certificateholders (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders (and, if applicable, such companion loan holder), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure) in accordance with the Mortgage Loan documents or, in the event the Mortgage Loan documents are silent, by using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 5-year US treasuries; and
(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal) of the related mortgaged property.

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus and subject to the rights of the holder of any related Companion Loan under the related Co-Lender Agreement, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the special servicer, with or without cause, at any time.

If at any time a Control Termination Event is continuing, the holders of the principal balance certificates may generally replace the special servicer without cause, as described in this paragraph. The holders of at least 25% of the voting rights of the principal balance certificates may request a vote to replace the special servicer (other than with respect to a non-serviced whole loan). The subsequent vote may result in the termination and replacement of the special servicer if, within 180 days of the initial request for that vote, the holders of principal balance certificates evidencing (a) at least 75% of a Quorum, or (b) more than 50% of the aggregate voting rights of each class of Non-Reduced Interests vote affirmatively to so replace the special servicer.

A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of the special servicer described above or the asset representations reviewer described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of all principal balance certificates on an aggregate basis.

If, during the continuance of a Control Termination Event, the operating advisor determines, in its sole discretion exercised in good faith, that (1) the special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of the special servicer would be in the best interest of the certificateholders as a collective whole, the operating advisor will be have the right to recommend the replacement of the special servicer. The operating advisor’s recommendation to replace the special servicer must be confirmed within 180 days after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of certificates representing at least a majority of the voting rights (taking into account the application of appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates whose holders voted on the matter; provided that holders of principal balance certificates that so voted on the matter (i) hold principal balance certificates representing at least 20% of the aggregate voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all principal balance certificates on an aggregate basis and (ii) consist of at least three certificateholders or certificate owners that are not affiliated with each other.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

22

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer

(continued)	If the special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, the special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the Benchmark 2026-V24 PSA.

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced companion loans certain fees resulting from modifications, extensions, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or the special servicer. Within any prior 12 month period, all excess modification fees earned by the master servicer or by the special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding principal balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicer will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan but not yet reimbursed to the trust, the master servicer or the special servicer or to pay certain expenses that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. During the continuance of an Operating Advisor Consultation Event, the operating advisor will be entitled to consult with the special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders, and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and, if applicable, such companion loan holder(s) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

23

STRUCTURAL OVERVIEW (continued)

Operating Advisor

(continued)	An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) with respect to any mortgage loan or serviced whole loan, a Control Termination Event has occurred and is continuing (or a Control Termination Event would occur and be continuing if not for the last proviso in the definition thereof).

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	Each mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan sold to the depositor by such mortgage loan seller and such mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the related mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration.

“Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the related mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the related mortgage loan seller that settles such mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

24

CERTAIN DEFINITIONS
■	“ADR”: For any hospitality property, average daily rate.
■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than six months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization”, “prospective market value at completion”, or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. Unless otherwise indicated in the definition of “Cut-off Date LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus, the Cut-off Date LTV Ratio is calculated using the “as-is” Appraised Value. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.
■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.
■	“CBD”: Central business district.
■	“FF&E”: Furniture, fixtures and equipment.
■	“GLA”: Gross leasable area.
■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties and multifamily properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.
■	“MSA”: Metropolitan statistical area.
■	“Non-Reduced Interests”: Each class of certificates (other than Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.
■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.
■	“Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.
■	“RevPAR”: With respect to any hospitality property, revenues per available room.
■	“SF”: Square Feet or Square Foot.
■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties and multifamily properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.
■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.
■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.
■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2019.
■	“TTM”: Trailing twelve months.
■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.
■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

25

CERTAIN DEFINITIONS (continued)
■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.
■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

26

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

27

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

28

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Office – CBD
Borrower Sponsor(s):	MEBA Pension Trust	Collateral:	Fee
Borrower(s):	MEBAR Realty LLC	Location:	Washington, DC
Original Balance(1):	$75,000,000	Year Built / Renovated:	1976 / 2018-2022
Cut-off Date Balance(1):	$75,000,000	Property Management:	LPC Commercial Services, Inc.
% by Initial UPB:	9.9%	Size:	619,328 SF
Interest Rate:	6.55300%	Appraised Value / Per SF:	$289,600,000 / $468
Note Date:	September 8, 2026	Appraisal Date:	June 26, 2026
Original Term:	60 months	Occupancy:	84.3% (as of August 16, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	84.9%
Original Amortization:	NAP	Underwritten NOI(4):	$25,381,577
Interest Only Period:	60 months	Underwritten NCF:	$24,544,498
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI(3)
Additional Debt Type(1):	Pari Passu	Most Recent NOI(4):	$15,859,138 (TTM May 31, 2026)
Additional Debt Balance(1):	$65,000,000	2025 NOI:	$15,298,202
Call Protection(2):	L(25),D(28),O(7)	2024 NOI:	$13,802,741
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$16,437,294

Reserves(5)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$226
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$226
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	48.3%
Replacement Reserves:	$0	Springing	NAP	Maturity Date LTV:	48.3%
TI / LC:	$0	Springing	NAP	UW NOI DY:	18.1%
Critical Tenant Reserve:	$0	Springing	NAP	UW NCF DSCR:	2.64x
Unfunded Obligations:	$4,168,702	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$140,000,000	76.2%	Land Purchase Price	$169,453,049	92.3%
Principal Equity Contribution	43,649,397	23.8	Transfer Tax and Recordation Fees	7,928,991	4.3
			Upfront Reserves	4,168,702	2.3
			Closing Costs	2,098,655	1.1
Total Sources	$183,649,397	100.0%	Total Uses	$183,649,397	100.0%
(1)	The Hall of the States Mortgage Loan (as defined below) is part of the Hall of the States Whole Loan (as defined below), which is comprised of four pari passu promissory notes with an aggregate original principal balance of $140,000,000. The Financial Information in the chart above is based on the Hall of the States Whole Loan. See “—The Loan” below.
(2)	Defeasance of the Hall of the States Whole Loan is permitted at any time on and after the first payment date after the earlier to occur of (i) two years after the closing date of the securitization that includes the last note to be securitized and (ii) September 8, 2029. The assumed defeasance lockout period of 25 payments is based on the anticipated closing date of the Benchmark 2026-V24 securitization trust in November 2026. The actual defeasance lockout period may be longer.
(3)	Historical cash flows include ground lease expense. The purpose of the Hall of the States Whole Loan was to finance the fee simple interest in the land and collapse the fee and leasehold interest. As a consequence, there will be no future ground lease payments.
(4)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to the elimination of the annual ground lease obligation due to the acquisition of the Hall of the States Property (as defined below).
(5)	See “—Initial and Ongoing Reserves” below for further discussion of reserve information.

The Loan. The largest mortgage loan (the “Hall of the States Mortgage Loan”) is part of a whole loan (the “Hall of the States Whole Loan”) which is comprised of four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $140,000,000. The Hall of the States Whole Loan is secured by the borrower’s fee simple interest in a 619,328 SF office building located on Capitol Hill in Washington, DC (the “Hall of the States Property”). The Hall of the States Whole Loan was originated on September 8, 2026, by Goldman Sachs Bank USA (“GSBI”). The Hall of the States Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $75,000,000. The Hall of the States Whole Loan has a five-year term, is interest-only for the full term and accrues interest at a rate of 6.55300% per annum on an Actual/360 basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

29

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

The table below identifies the promissory notes that comprise the Hall of the States Whole Loan. The relationship between the holders of the Hall of the States Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Hall of the States Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V24 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$75,000,000	$75,000,000	Benchmark 2026-V24	Yes
A-2(1)	$15,000,000	$15,000,000	GSBI	No
A-3(1)	$30,000,000	$30,000,000	GSBI	No
A-4(1)	$20,000,000	$20,000,000	GSBI	No
Total	$140,000,000	$140,000,000
(1)	Expected to be contributed to one or more future securitizations or may otherwise be transferred at any time.

The Property. The Hall of the States Property is a 619,328 SF, Class A, office building located on Capitol Hill in Washington, DC. The eight-story building was delivered in 1976 and features a below-grade parking garage with 620 spaces. As of August 16, 2026, the Hall of the States Property was 84.3% occupied.

Top Tenants. The three largest tenants based on underwritten base rent are NBC News Channel, Fox News, Inc., and C-SPAN.

NBC News Channel (86,210 SF, 13.9% of net rentable area, 19.2% of UW base rent, A3/A-/A- (Moody’s / S&P / Fitch)). NBC News Channel is a leading U.S. news organization headquartered in New York City that delivers television, digital, and streaming news coverage through its flagship broadcasts and online platforms. NBC News Channel occupies 84,614 SF across 13 office suites at the Hall of the States Property and has a lease expiration date of January 31, 2029. Including storage and antenna space, the tenant leases a total of 86,210 SF; one antenna lease (Suite PH850) expires on December 31, 2028. NBC News Channel subleases approximately 23.7% of its space to Versant Media, LLC at an average monthly base rent of approximately $130,000 through the expiration of the sublease on September 30, 2028.

Fox News, Inc. (51,870 SF, 8.4% of net rentable area, 9.5% of UW base rent, Baa2/BBB (Moody’s / S&P)). Fox News, Inc. is a media company headquartered in New York City with operations focused on news, sports, and broadcast television. Through FOX News Media, the company delivers news, business, and weather coverage across television, digital, audio, and streaming platforms. Its media portfolio is anchored by FOX News Channel and FOX Business Network and includes additional digital and streaming properties such as FOX Weather, FOX News Audio, and FOX Nation, providing news and information to audiences nationwide. Fox News, Inc. occupies 47,509 SF across four office suites at the Hall of the States Property and has a lease expiration date of June 30, 2030. Including storage and antenna space, Fox News, Inc. leases a total of 51,870 SF.

C-SPAN (51,638 SF, 8.3% of net rentable area, 7.7% of UW base rent). C-SPAN is a nonprofit network established by the cable television industry to provide the public with unfiltered, gavel-to-gavel coverage of Congress and other government proceedings without commentary or editorialization. Since its founding, the organization has expanded beyond a single television channel into a multi-platform media network covering politics and public policy, offering free online access to government events and an extensive video archive, while its television channels remain primarily available through cable and satellite providers. The network has received significant recognition for its public service mission, including multiple Peabody Awards. C-SPAN occupies 48,866 SF across three office suites at the Hall of the States Property and has a lease expiration date of October 31, 2034. Including storage and antenna space, C-SPAN leases a total of 51,638 SF; one storage lease (Suite C-3) expires on February 28, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

30

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

The following table presents certain information relating to the top tenants at the Hall of the States Property based on underwritten base rent:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Renewal Option(3)	Termination Option (Y/N)(3)
Major Tenants-Office
NBC News Channel(4)	A3 / A- / A-	86,210	13.9%	$6,793,184	$78.80	19.2%	1/31/2029(5)	2 x 5 Year	N
Fox News, Inc.	Baa2 / BBB / NR	51,870	8.4%	$3,366,206	$64.90	9.5%	6/30/2030	2 x 5 Year	Y(12)
C-SPAN	NR / NR / NR	51,638	8.3%	$2,725,834	$52.79	7.7%	10/31/2034(6)	Various(9)	N
Nexstar Media Group, Inc.	NR / BB+ / NR	29,707	4.8%	$2,273,383	$76.53	6.4%	6/30/2034(7)	1 x 5 Year	N
American Gas Association	NR / NR / NR	31,167	5.0%	$2,272,706	$72.92	6.4%	12/31/2029	Various(10)	N
National Governors Association	NR / NR / NR	23,615	3.8%	$1,813,493	$76.79	5.1%	12/31/2032	1 x 5 Year(11)	N
Media Investment Projects OPCO LLC	NR / NR / NR	10,525	1.7%	$834,175	$79.26	2.4%	3/31/2032(8)	N	Y(13)
TWCNews	NR / BB+ / NR	8,834	1.4%	$703,540	$79.64	2.0%	12/31/2030	1 x 5 Year	N
District No.1 PCD, MEBA	NR / NR / NR	9,000	1.5%	$614,250	$68.25	1.7%	12/31/2037	1 x 5 Year	N
Dominion Resources Service Inc	NR / NR / NR	7,017	1.1%	$517,623	$73.77	1.5%	11/30/2029	1 x 5 Year	N
Top 10 Tenants		309,583	50.0%	$21,914,392	$70.79	62.1%
Other Tenants		212,396	34.3%	$13,375,178	$62.97	37.9%
Total Occupied		521,979	84.3%	$35,289,571	$67.61	100.0%
Vacant		97,349	15.7%
Total		619,328	100.0%
(1)	Based on the underwritten rent roll dated August 16, 2026, including contractual rent steps of $853,519 through October 31, 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Certain tenants may have termination, contraction or renewal options (which may become exercisable prior to the originally stated expiration date of the tenant lease) that are not considered in the above Tenant Summary.
(4)	NBC News Channel subleases approximately 23.7% of its space to Versant Media, LLC at an average monthly base rent of approximately $130,000 through the expiration of the sublease on September 30, 2028.
(5)	NBC News Channel's leased space expires on January 31, 2029; however, antenna space PH850 expires on December 31, 2028.
(6)	C-SPAN's leased space expires on October 31, 2034; however, storage space C-3 is leased on a month-to-month basis.
(7)	Nexstar Media Group, Inc.’s leased premises have staggered expiration dates ranging from February 28, 2027, through June 30, 2034.
(8)	Media Investments Projects OPCO LLC leased space expires on March 31, 2032; however, storage space G-1 is leased on a month-to-month basis.
(9)	C-SPAN has the option to renew its lease for two additional, successive terms of five years each, or for one additional term of 10 years.
(10)	American Gas Association has the option to renew its lease for an additional consecutive term of five or 10 years.
(11)	Sublandlord elected to renew the prime lease; the remaining term of the prime lease expires December 31, 2032.
(12)	Fox News, Inc. has a one-time option to terminate its Storage Premises Suite #S-10 (259 SF), subject to advance notice and satisfaction of the conditions set forth in the lease.
(13)	Media Investment Projects OPCO LLC has a one-time lease termination option exercisable effective March 31, 2028, subject to notice provided no later than January 31, 2027, no uncured default, and payment of the applicable termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

31

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

The following table presents certain information relating to the lease rollover schedule at the Hall of the States Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
MTM & 2026	26,193	4.2%	4.2%	$1,903,029	5.4%	$72.65	25
2027	19,798	3.2%	7.4%	$1,502,366	4.3%	$75.88	16
2028	25,083	4.1%	11.5%	$1,651,105	4.7%	$65.83	12
2029	144,125	23.3%	34.7%	$10,963,540	31.1%	$76.07	30
2030	73,430	11.9%	46.6%	$4,971,063	14.1%	$67.70	17
2031	25,153	4.1%	50.7%	$1,879,583	5.3%	$74.73	16
2032	61,257	9.9%	60.6%	$4,656,251	13.2%	$76.01	14
2033	9,499	1.5%	62.1%	$659,757	1.9%	$69.46	2
2034	83,677	13.5%	75.6%	$5,170,437	14.7%	$61.79	12
2035(2)	0	0.0%	75.6%	$0	0.0%	$0.00	1
2036 & Thereafter	53,764	8.7%	84.3%	$1,932,439	5.5%	$35.94	11
Vacant	97,349	15.7%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	619,328	100.0%		$35,289,571	100.0%	$67.61	156
(1)	Based on the underwritten rent roll dated August 16, 2026, including contractual rent steps of $853,519 through October 31, 2027.
(2)	Colonial Parking, Inc.’s lease expires in 2035; however, no underwritten base rent is included in the 2035 expiration bucket, as parking revenue is reflected separately in the cash flow.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

32

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Hall of the States Property:

Cash Flow Analysis
	2022	2023	2024	2025	TTM 5/31/2026	UW	UW PSF
Base Rent(1)	$35,165,732	$34,446,482	$34,406,148	$35,517,881	$35,828,645	$35,289,571	$56.98
Rent Step(2)	0	0	0	0	0	100,437	$0.16
Overage / Percentage Rent	0	45,464	90,793	(24,257)	(36,257)	0	$0.00
Potential Income from Vacant Space	0	0	0	0	0	7,581,392	$12.24
Gross Potential Rent	$35,165,732	$34,491,946	$34,496,941	$35,493,624	$35,792,389	$42,971,400	$69.38
Total Reimbursements(3)	$1,961,147	$1,565,129	$2,919,381	$3,378,263	$3,603,155	$3,143,260	$5.08
Net Rental Income	$37,126,879	$36,057,075	$37,416,322	$38,871,888	$39,395,544	$46,114,660	$74.46
Other Income(4)	$3,319,669	$4,720,402	$4,043,365	$3,620,109	$3,674,657	$3,979,586	$6.43
(Vacancy & Credit Loss) (5)	(1,037,124)	(1,191,473)	(4,162,448)	(1,374,049)	(1,198,829)	(7,581,392)	($12.24)
Effective Gross Income	$39,409,424	$39,586,004	$37,297,240	$41,117,948	$41,871,372	$42,512,854	$68.64

Real Estate Taxes(6)	$6,492,296	$6,726,905	$6,315,267	$6,222,247	$5,702,690	$5,439,159	$8.78
Insurance	$386,723	$464,789	$419,643	$430,939	$609,684	$437,700	$0.71
Management Fee	$765,004	$940,268	$930,039	$1,150,422	$1,347,444	$850,257	$1.37
Other Expenses	$14,190,889	$15,016,747	$15,829,549	$18,016,139	$18,352,417	$10,404,161	$16.80
Total Expenses	$21,834,912	$23,148,709	$23,494,498	$25,819,746	$26,012,234	$17,131,277	$27.66

Net Operating Income(7)	$17,574,513	$16,437,294	$13,802,741	$15,298,202	$15,859,138	$25,381,577	$40.98
Replacement Reserves	$0	$0	$0	$0	$0	$123,866	$0.20
TI/LC	$0	$0	$0	$0	$0	$713,213	$1.15
Net Cash Flow	$17,574,513	$16,437,294	$13,802,741	$15,298,202	$15,859,138	$24,544,498	$39.63

Occupancy %(8)	89.7%	87.3%	87.1%	87.7%	NAV	83.9%
NCF DSCR(9)	1.89x	1.77x	1.48x	1.64x	1.70x	2.64x
NOI Debt Yield(9)	12.6%	11.7%	9.9%	10.9%	11.3%	18.1%
(1)	Base Rent based on In-Place Rent Roll dated August 16, 2026, with rent steps of $853,519 through October 31, 2027, excluding 16 known tenant vacates.
(2)	Rent Step based on a straight-line average of credit tenant rent steps over the Hall of the States Whole Loan term.
(3)	Based on In-Place Contractual Leases and Historical Reimbursement Schedules for CAM and Real Estate Taxes accounting for PY adjustments applied in year incurred and based on TTM Direct Bills for Utilities.
(4)	Other Income includes parking income and other revenue.
(5)	Vacancy & Credit Loss include vacancy loss, concessions, and bad debt.
(6)	Real Estate Taxes based on actual 2026 taxes.
(7)	The increase from TTM 5/31/2026 NOI to UW NOI is primarily attributable to the elimination of the annual ground lease obligation due to the acquisition of the Hall of the States Property.
(8)	Occupancy based on historical financials and U/W based on the August 16, 2026 rent roll.
(9)	DSCRs and Debt Yields are based on the Hall of the States Whole Loan.

Appraisal. According to the appraisal, the Hall of the States Property had an “as-is” appraised value of $289,600,000, as of June 26, 2026.

Hall of the States Appraised Value(1)
Property	Value	Capitalization Rate
Hall of the States	$289,600,000	9.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental site assessment report dated June 29, 2026, there was no evidence of any recognized environmental conditions at the Hall of the States Property.

The Market. The Hall of the States Property is located at 400-444 North Capitol Street Northwest in Washington, DC (District of Columbia) within the Capitol Hill area. The Hall of the States Property surrounding area is viewed as urban with commercial uses to all sides, and residential uses in the surrounding area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

33

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

According to the appraisal, the Hall of the States Property is located in the Capitol Hill market of the Washington DC market. The Capitol Hill area of Washington, DC, features one of the region's most distinctive office markets. The Hall of the States Property is situated in an urban setting with commercial uses surrounding the Hall of the States Property and residential uses throughout the broader area. Much of the office inventory developed since 2000 has been concentrated in NoMa and Capitol Riverfront, the latter anchored by the headquarters of the U.S. Department of Transportation.

According to the appraisal, the 2026 population within a 1-, 3-, and 5-mile radius of the Hall of the States Property was 56,817, 376,071, and 837,585, respectively. Average household income within the same radii was $181,222, $170,996, and $162,479, respectively. As of Q1 2026, the Capitol Hill submarket reported a total office inventory of 7,943,718 square feet, including 4,784,318 square feet of Class A office space. The Class A segment reported a 27.6% vacancy rate and an average asking rent of $70.44 per square foot. The appraisal's comparable office properties reported an average occupancy rate of 82.0%.

The table below presents certain information relating to office leases comparable to those at the Hall of the States Property identified by the appraisal:

Comparable Office Leases(1)
Property Name/Location	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Hall of the States Washington, DC	1976 / 2018-2022	619,328(2)	Multi State Tax Commission National Council of State Housing Agencies Rumble, Inc.	6,820(2) 4,689(2) 3,249(2)	Feb-12(2)(3) Feb-12(2)(4) Nov-26(2)	12.5(2)(5) 11.0(2)(5) 5.0(2)(5)	$70.01(2) $71.75(2) $73.00(2)
20 F Street Northwest Washington, DC	2010 / NAP	178,148	Bose McKinney & Evans LLP	1,250	Apr-26	10.0	$61.00
The Portrait Building Washington, DC	2005 / NAP	135,798	The Beer Institute	6,179	Feb-26	12.0	$68.00
601 Pennsylvania Avenue Northwest Washington, DC	1990 / 2022	224,486	American Land Title Association	6,730	Sep-25	11.6	$77.90
Capitol Place III Washington, DC	1985 / 2020	211,542	Adler Colvin	4,555	Feb-25	6.0	$64.50
(1)	Source: Appraisal unless otherwise noted.
(2)	Information derived from Rent Roll dated August 16, 2026.
(3)	Multi State Tax Commission renewed their lease on July 1, 2024. The date reflected in the table represents the initial lease start date.
(4)	National Council of State Housing Agencies renewed their lease on May 13, 2026. The date reflected in the table represents the initial lease start date.
(5)	Lease Term is calculated based on the period between the current lease commencement date and lease expiration date as reflected on the August 16, 2026 rent roll.

The Borrower and the Borrower Sponsor. The borrower is MEBAR Realty LLC, a Delaware limited liability company and single purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hall of the States Whole Loan.

The borrower sponsor and non-recourse guarantor is MEBA Pension Trust. The Marine Engineers' Beneficial Association (“MEBA”), established in 1875, is one of the oldest maritime labor unions in the United States and represents a diverse group of licensed marine engineers and deck officers. The MEBA Pension Trust is a multi-employer defined-benefit retirement plan for eligible union members, providing pension benefits based on factors such as compensation history and years of credited service.

Property Management. The Hall of the States Property is currently managed by LPC Commercial Services, Inc., a Texas corporation.

Initial and Ongoing Reserves. At origination of the Hall of the States Whole Loan, the borrower deposited approximately $4,168,702 into an unfunded obligations reserve for, among other things, unfunded tenant improvements and leasing commissions and abated or free rent.

Tax Escrows – On each monthly payment date during a Collateral Account Deposit Period (as defined below), the borrower is required to deposit into a tax reserve account an amount equal to 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

34

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

Insurance Escrows – On each monthly payment date during a Collateral Account Deposit Period, except if (x) the Hall of the States Property is insured under an acceptable blanket policy, (y) the borrower provides timely evidence of the payment of the applicable premiums and (z) there is no continuing event of default, the borrower is required to deposit into an insurance reserve account an amount equal to 1/12th of the insurance premiums for the insurance policies required pursuant to the terms of the Hall of the States Whole Loan documents that the lender reasonably estimates will be payable over the next-ensuing 12-month period.

Replacement Reserves – On each monthly payment date during a Collateral Account Deposit Period, the borrower is required to deposit into a replacement reserve account an amount equal to approximately $12,903.

TI/LC Reserve – On each monthly payment date during a Collateral Account Deposit Period, the borrower is required to deposit into a tenant improvement and leasing commission reserve account an amount equal to approximately $51,611.

Critical Tenant Reserve – Following the occurrence of a Critical Tenant Non-Renewal Trigger Event (as defined below), to the extent the date by which a Critical Tenant (as defined below) is required to give notice of renewal under its Critical Tenant Lease (as defined below) is less than 12 months prior to the current expiration date thereof, the borrower has the option, but not the obligation, in its sole discretion, to deposit with the lender, as of the date which is 12 months prior to the Critical Tenant Lease expiration, a cash deposit or a letter of credit in an amount equal to $4,075,996.75. Any such cash deposit or letter of credit will be held in a Critical Tenant reserve account or by the lender, as applicable, and, to the extent timely made, a Trigger Period (as defined below) will not initially commence as a result of a Critical Tenant Non-Renewal Trigger Event. To the extent (x) the borrower fails to timely make the deposit described immediately above, (y) the borrower makes the deposit described immediately above but the applicable Critical Tenant fails to renew its Critical Tenant Lease as of the date required pursuant to its Critical Tenant Lease or (z) any other Critical Tenant Trigger Event (as defined below) occurs, a Trigger Period will immediately commence and excess cash flow will be required to be deposited in the Critical Tenant reserve account in accordance with the terms of the Hall of the States Whole Loan documents, provided that to the extent the lockbox account and/or the cash management account has not yet been established as of any payment date, the borrower will be required to deposit into the Critical Tenant reserve account, as of such payment date, all excess cash flow which would otherwise be deposited into an escrow account, as evidenced by the monthly operating statements delivered to the lender in accordance with the terms of the Hall of the States Whole Loan documents.

A “Collateral Account Deposit Period” means any of the following periods: (i) the period that commences when the debt yield, determined as of the first day of any fiscal quarter, is less than 14.0% and concludes upon the earlier to occur of the debt yield, determined as of the first day of any subsequent fiscal quarter, is equal to or greater than 14.0% or the Hall of the States Whole Loan is paid in full; or (ii) the period from the occurrence of an event of default until the earlier to occur of such event of default is no longer continuing or the Hall of the States Whole Loan is paid in full.

A “Critical Tenant” means any of the following: (i) NBC News or (ii) any successor tenant which takes occupancy of all or a portion of a Critical Tenant Space (as defined below) pursuant to a Critical Tenant’s Lease.

A “Critical Tenant Lease” means any of the following: (i) the existing lease with NBC News and (ii) any future lease which, when aggregated with all other leases at the Hall of the States Property with the same tenant (or affiliated tenants) either (a) demises 15% or more of the rentable square footage of space at the Hall of the States Property or (b) accounts for 15% or more of the total annual rental income generated by the Hall of the States Property.

The “Critical Tenant Space” means any of the following: (i) the approximate 84,614 square feet of leasable space subject to the NBC News lease and (ii) the leased premises occupied by a future Critical Tenant pursuant to a Critical Tenant’s Lease.

A “Trigger Period” means any period commencing when (a) the debt yield, determined as of the first day of any fiscal quarter is less than 12.0%, and ending when the debt yield, determined as of the first day of each of two consecutive fiscal quarters thereafter is equal to or greater than 12.0%, (b) if the annual, quarterly or monthly financial reports required under the Hall of the States Whole Loan documents are not timely delivered to the lender as and when required (subject to any applicable notice and cure periods) and ending when such reports are delivered and they indicate, in fact, that no Trigger Period is ongoing or (c) any period from (i) the occurrence of a Critical Tenant Trigger Event to (ii) the satisfaction of the applicable Critical Tenant Disbursement Conditions (as defined below); provided that, solely in the case of a Critical Tenant Non-Renewal Trigger Event, to the extent the date by which a Critical Tenant is required to give notice of renewal under its lease is less than 12 months prior to the current expiration date thereof, the borrower may avoid the commencement of a Trigger Period under this clause (c) so long as it deposits with the lender, as of the date which is 12 months prior to the lease expiration, a cash deposit or a letter of credit in an amount equal to $4,075,996.75, provided that, in any event, a Trigger Period

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

35

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

will be deemed to have occurred under this clause (c) as a result of a Critical Tenant Non-Renewal Trigger Event to the extent any Critical Tenant has not given notice to renew its lease as of the date required in its lease.

A “Critical Tenant Trigger Event” means the occurrence of any of the following: (w) the date of the filing of a bankruptcy petition by or against any Critical Tenant or the guarantor under its lease under the bankruptcy code or any such Critical Tenant or guarantor is deemed legally insolvent or otherwise makes a general assignment for the benefit of creditors (a “Critical Tenant Bankruptcy Trigger Event”); (x) any Critical Tenant has not given written notice to renew its lease as of the date that is the earlier of (a) the date required pursuant to its lease or (b) 12 months prior to the expiration of its lease (a “Critical Tenant Non-Renewal Trigger Event”); (y) the date that any Critical Tenant either (i) gives written notice or there is otherwise written evidence (including from publicly available information) of an intent to terminate its lease or vacate 33% or more of its Critical Tenant Space or (ii) goes dark, discontinues its operations or business or vacates in 33% or more of its Critical Tenant Space, excluding any temporary discontinuance of its business (A) for a period not to exceed 30 consecutive days and not more than 90 days in any 12-month period so long as the Critical Tenant is otherwise in compliance with the terms of its lease, (B) caused solely by casualty or condemnation or renovations or alterations undertaking pursuant to the terms of its lease or (C) caused by force majeure (a “Critical Tenant Vacating Trigger Event”); or (z) the occurrence of an event of default by a Critical Tenant under any Critical Tenant Lease beyond any applicable cure and grace period (a “Critical Tenant Default Trigger Event”).

The “Critical Tenant Disbursement Conditions” means the satisfaction of the following conditions: (a) as it relates to a Critical Tenant Bankruptcy Trigger Event, the occurrence of any of the following: (1) any bankruptcy case is dismissed, the Critical Tenant and its lease guarantor are no longer deemed legally insolvent and any general assignment for the benefit of creditors is legally withdrawn without, in any case, any negative impact on the applicable Critical Tenant Lease and the Critical Tenant thereunder is paying normal monthly rent and is otherwise in compliance in all material respects with the terms of its lease and has provided an updated estoppel certificate reasonably acceptable to the lender, (2) the applicable Critical Tenant has assumed its lease during the bankruptcy proceeding, is paying normal monthly rent and is otherwise in compliance in all material respects with the terms thereof and has provided an updated estoppel certificate reasonably acceptable to the lender or (3) the applicable Critical Tenant Lease is terminated and an equivalent amount of vacant space at the Hall of the States Property is subject to one or more approved substitute leases (the “Re-leasing Condition”); (b) as it relates to a Critical Tenant Non-Renewal Trigger Event, either (1) such Critical Tenant enters a renewal or extension of its lease pursuant to the existing terms contained therein or (2) the applicable Critical Tenant Lease is terminated and the Re-leasing Condition is satisfied; (c) as it relates to a Critical Tenant Vacating Trigger Event, either (1) the lender is provided with evidence reasonably satisfactory to the lender that the applicable Critical Tenant has recommenced its business and operations in all or substantially all its Critical Tenant Space or (2) the applicable Critical Tenant Lease is terminated and the Re-leasing Condition is satisfied; and (d) as it relates to a Critical Tenant Default Trigger Event, either (1) such event of default has been cured or (2) the applicable Critical Tenant Lease is terminated and the Re-leasing Condition is satisfied.

Lockbox / Cash Management. The Hall of the States Whole Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of a Cash Management Period (as defined below), the borrower and the property manager are required to direct the tenants to pay rent directly into the lockbox account, and to deposit any rents otherwise received into such account within two business days after receipt. On each business day funds will be swept (a) if no Trigger Period is continuing, to a borrower operating account and (b) if a Trigger Period is continuing, to the cash management account. During the continuance of a Trigger Period or, at the lender’s discretion, the continuance of an event of default under the Hall of the States Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be deposited into an excess cash flow reserve account or the critical tenant reserve account, as appropriate, as additional collateral for the Hall of the States Whole Loan.

A "Cash Management Period" means any of the following periods: (i) the period from the commencement of a Trigger Period until the earlier to occur of the end of such Trigger Period or the Hall of the States Whole Loan is paid in full; or (ii) the period from the occurrence and during the continuance of an event of default until the earlier to occur of such event of default is no longer continuing or the Hall of the States Whole Loan is paid in full. A Cash Management Period will not be terminated unless, at the time the borrower satisfies the conditions for termination of the applicable Cash Management Period as set forth in clause (i) or clause (ii) above, there is no continuing event of default and no other event has occurred which would cause an additional Cash Management Period as described above. In the event that a Cash Management Period is terminated as set forth in clause (i) or clause (ii) above, a Cash Management Period will be reinstated upon the subsequent occurrence of a Trigger Period or event of default.

Current Mezzanine or Secured Subordinate Indebtedness. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

36

Office – CBD 400-444 North Capitol Street Northwest Washington, DC 20001	Collateral Asset Summary – Loan No. 1 Hall of the States	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 48.3% 2.64x 18.1%

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

37

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

38

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

39

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%
Mortgage Loan Information		Property Information
Loan Seller:	GACC	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(4):	Various – Various
Borrower Sponsor(s):	James B. Whitley	Collateral:	Fee
Borrower(s)(1):	Various	Location(4):	Various, Various
Original Balance(2):	$65,000,000	Year Built / Renovated(4):	Various / Various
Cut-off Date Balance(2):	$65,000,000	Property Management:	Old Edwards Hospitality Group, LLC
% by Initial UPB:	8.6%	Size(4):	229 Rooms
Interest Rate:	7.08900%	Appraised Value / Per Room(5):	$277,000,000 / $1,209,607
Note Date:	August 7, 2026	Appraisal Date:	May 27, 2026
Original Term:	60 months	Occupancy(6):	75.0% (as of May 31, 2026)
Amortization:	Interest Only	UW Economic Occupancy(6):	75.0%
Original Amortization:	NAP	Underwritten NOI:	$26,612,883
Interest Only Period:	60 months	Underwritten NCF:	$22,780,115
First Payment Date:	October 6, 2026
Maturity Date:	September 6, 2031	Historical NOI
Additional Debt Type(2):	Pari Passu	Most Recent NOI:	$26,342,939 (TTM May 31, 2026)
Additional Debt Balance(2):	$70,000,000	2025 NOI:	$22,745,736
Call Protection:	L(26),D(30),O(4)	2024 NOI(7):	NAV
Lockbox / Cash Management:	Springing / Springing	2023 NOI(7):	NAV

Reserves(3)				Financial Information(2)
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$589,520
Taxes:	$459,258	$57,407	NAP	Maturity Date Loan / Room:	$589,520
Insurance:	$0	Springing	NAP	Cut-off Date LTV(5):	48.7%
FF&E Reserves:	$0	4% of Gross Revenue	NAP	Maturity Date LTV(5):	48.7%
Custodial Funds and Hotel Tax Reserve:	$0	Springing	NAP	UW NOI DY:	19.7%
Refundable Advance Payments Reserve:	$0	Springing	NAP	UW NCF DSCR:	2.35x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(2)	$135,000,000	97.7%	Loan Payoff	$135,326,912	98.0%
Principal Equity Contribution	3,124,808	2.3	Closing Costs	2,338,638	1.7
			Upfront Reserves	459,258	0.3
Total Sources	$138,124,808	100.0%	Total Uses	$138,124,808	100.0%
(1)	The borrowers are Old Edwards Inn and Spa, LLC, Old Edwards Club Properties, LLC, Keowee River Club, LLC, KRC Golf Group, LLC and Southern Mill C2, LLC. See “The Borrowers and the Borrower Sponsor” below.
(2)	The Old Edwards Portfolio Mortgage Loan (as defined below) is part of the Old Edwards Portfolio Whole Loan (as defined below) evidenced by five pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $135,000,000. Financial Information presented in the chart above is based on the Old Edwards Portfolio Whole Loan. See “—The Loan” below.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	See “Portfolio Summary” below.
(5)	Represents an As Portfolio value of $277,000,000 with a portfolio premium of $100,000 (0.04%). The aggregate “As-Is” appraised value of the Old Edwards Portfolio is $276,900,000, which results in a Cut-off Date LTV and Maturity Date LTV of 48.8%.
(6)	Based on the hospitality portion of the Old Edwards Portfolio Properties (as defined below).
(7)	The 2023 NOI and 2024 NOI are unavailable due to the acquisition of the Old Edwards Portfolio Properties (as defined below) by the borrower sponsor between 2023 and 2024.

The Loan. The second largest mortgage loan (the “Old Edwards Portfolio Mortgage Loan”) is part of a whole loan (the “Old Edwards Portfolio Whole Loan”) which is comprised of five pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $135,000,000. The Old Edwards Portfolio Whole Loan is secured by the borrowers’ fee interests in a portfolio of seven hospitality and recreation properties located in North Carolina, Georgia, and South Carolina (each individually, an “Old Edwards Portfolio Property” and collectively, the “Old Edwards Portfolio Properties”). The Old Edwards Portfolio Whole Loan accrues interest at a rate

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

40

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

of 7.08900% per annum on an Actual/360 basis. The Old Edwards Portfolio Whole Loan has a 5-year term and is interest-only for the entire term. The Old Edwards Portfolio Mortgage Loan is evidenced by the controlling Note A-1 and the non-controlling note A-5 contributed by German American Capital Corporation (“GACC”) with an original principal balance of $65,000,000.

The Old Edwards Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V24 securitization trust. The relationship between the holders of the Old Edwards Portfolio Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Old Edwards Portfolio Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$60,000,000	$60,000,000	Benchmark 2026-V24	Yes
A-2	$50,000,000	$50,000,000	Benchmark 2026-V23	No
A-3	$10,000,000	$10,000,000	BBCMS 2026-5C43	No
A-4	$10,000,000	$10,000,000	BBCMS 2026-5C43	No
A-5	$5,000,000	$5,000,000	Benchmark 2026-V24	No
Total	$135,000,000	$135,000,000

The Properties. The Old Edwards Portfolio is a seven-property hospitality and recreation portfolio consisting of four full-service luxury boutique hotels totaling 229 keys, including an offsite event venue and three championship golf courses, located across the Highlands–Cashiers plateau of western North Carolina, the Lake Keowee corridor of upstate South Carolina, and Athens, Georgia. Overall, this integrated ecosystem of hotels, golf clubs, and residential/community offerings creates significant operational and guest experience synergies, driving cross-utilization, and diversified revenue streams.

The Old Edwards Portfolio (excluding Rivet House) was purchased by the borrower sponsor between 2023 and 2024 for approximately $229.5 million. The borrower sponsor purchased the Rivet House in 2021 for $1.4 million and commenced an approximately $28.0 million renovation converting the property from a historic textile mill to a 50-room boutique hotel. The borrower sponsor’s total cost basis in the Old Edwards Portfolio is $273.4 million, resulting in an approximately 49.4% loan to cost ratio.

The Old Edwards Portfolio is anchored by the Old Edwards Inn, a Relais & Châteaux designated, 84-key luxury resort located on Main Street in downtown Highlands, North Carolina. Highlands is a mountain town in western North Carolina, located at over 4,000 feet in elevation. Founded in 1875, it’s known for its cool climate, natural surroundings, and small-town character. Surrounded by the Nantahala National Forest, it offers a mix of outdoor based activities and upscale amenities.

The additional Old Edwards Portfolio Property hotel collateral consists of Half Mile Farm, a 26-key, adults-only boutique inn, located approximately five minutes from downtown Highlands; 200 Main, a 69-key mountain-chic boutique hotel located on Main Street in downtown Highlands; and Rivet House, a 50-key boutique hotel, delivered in June 2024, located in the Southern Mill district of Athens, Georgia.

The Old Edwards Portfolio Property golf collateral consists of the Old Edwards Club, a Tom Jackson–designed 18-hole championship course located in Cashiers, North Carolina; GlenCove Club, a Beau Welling–designed 12-hole par-3 short course located in Cashiers, North Carolina; and Old Edwards Reserve at Lake Keowee, a Jack Nicklaus Signature 18-hole championship course located in Sunset, South Carolina.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

41

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

The following table presents certain information relating to the Old Edwards Portfolio Properties:

Portfolio Summary
Property	City, State(1)	General Property Type(1)	Hospitality Subtype(1)	Year Built / Renovated(1)	Rooms(2)	Allocated Cut-off Date Whole Loan Amount (“ALA”)	% of ALA	UW NOI(2)	% of UW NOI(2)
Old Edwards Inn	Highlands, NC	Hospitality	Full Service	1878 / 2024	84	$79,183,550	58.7%	$12,492,733	46.9%
Old Edwards Reserve at Lake Keowee	Sunset, SC	Other	Golf Course	2000 / 2026	NAP	$19,958,400	14.8%	5,232,227	19.7%
Old Edwards Club	Cashiers, NC	Other	Golf Course	1999 / 2023	NAP	$12,359,550	9.2%	4,496,076	16.9%
200 Main	Highlands, NC	Hospitality	Full Service	1984 / 1987, 2017	69	$11,715,000	8.7%	1,997,000	7.5%
Rivet House	Athens, GA	Hospitality	Full Service	2024 / NAP	50	$9,100,000	6.7%	1,522,778	5.7%
Half Mile Farm	Highlands, NC	Hospitality	Full Service	1880 / 2017	26	$1,787,500	1.3%	453,876	1.7%
GlenCove Club	Cashiers, NC	Other	Golf Course	1940 / 2020	NAP	$896,000	0.7%	418,192	1.6%
Total					229	$135,000,000	100.0%	$26,612,883	100.0%
(1)	Source – Appraisal.
(2)	Rooms, UW NOI and % of UW NOI are based on the underwritten cash flow file.

Old Edwards Inn – The Old Edwards Inn property (the “Old Edwards Inn Property”) is an 84-key luxury boutique hotel and the flagship property of the Old Edwards Portfolio which originally opened in 1878. The Old Edwards Inn Property is located at 445 Main Street in downtown Highlands, North Carolina, on an approximately 11.6-acre site spanning several blocks of the downtown core. The Old Edwards Inn Property is a member of the Relais & Châteaux global hospitality association. The Relais & Châteaux designation is awarded to only about 580 independently operated luxury properties worldwide. It attracts affluent, discerning travelers who seek unique experiences and are willing to pay premium rates. Membership also provides global marketing reach, inclusion in the association's guides and platforms, and enhanced credibility that differentiates the hotel in a competitive luxury market.

The Old Edwards Inn Property features two heated swimming mineral pools, a two-story fitness center as well access to the private golf courses at both Old Edwards Club and GlenCove Club. In addition to fitness and golf, a 30,000 SF European style spa is located directly off of the main historic building. The spa utilizes product lines including Biologique Recherche, Valmont, Sothys, Dazzle Dry, and Zents Treatments and includes various skin and massage offerings. The amenities located in the spa include: whirlpools, spa café with food and beverages, two Serenity Solariums, steam rooms, nail salon, sauna, 14-head Swiss shower, and fireside lounge.

The Farm is the Old Edwards Inn Property’s offsite event venue located 2 miles west of the flagship hotel. The facilities can accommodate large groups and feature a kitchen, audio visual equipment, restrooms, Wi-Fi, and various venues to accommodate different functions. These different venues are described below:

The Orchard: Accommodates up to 275 guests. Outdoor venue featuring a canopy of fruit trees, a pond with fountain, bridal bridge over the pond, and lush gardens.

The Orchard House: Accommodates up to 275 guests. Indoor venue with an open-air pavilion.

The Pavilion: Accommodates up to 275 guests. Indoor pavilion offers nearly 5,000 SF of event space with completely retractable windows, private vendor cottage, and grand staircase entrance.

The Barn: Accommodates up to 130 guests. 1900s built barn that has been completely modernized for events. Features heart-pine floors, stone fireplace, and covered colonnades. A fire occurred at The Barn on August 17, 2026.

A fire occurred at The Farm on August 17, 2026, which burned down both The Pavilion and The Barn Venues which are interconnected. See “Description of the Mortgage Pool—Property Types—Hospitality Properties” in the Preliminary Prospectus for further information.

Old Edwards Reserve at Lake Keowee – Old Edwards Reserve at Lake Keowee (the “Old Edwards Reserve Property”) is a championship golf and recreation property located at 931 Reserve Boulevard in Sunset, South Carolina, located on approximately 1,992 acres within the broader Reserve at Lake Keowee community, a private gated residential development spanning approximately 3,900 acres along Lake Keowee in the foothills of the Blue Ridge Mountains. The Old Edwards Reserve Property is anchored by a Jack Nicklaus Signature 18-hole championship course. The Old Edwards Reserve Property also includes a marina on Lake Keowee which offers shoreline protected and lake levels maintained by Duke Energy, preserving both recreation and long-term value. The marina is leased to

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

42

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

a borrower affiliate. The collateral includes a 6-key guesthouse. Each room is offered individually on a per-night basis. Additionally, 24 homes in the Reserve at Lake Keowee community (non-collateral) participate in a rental pool that the borrower manages and charges fees for administering. The borrower sponsor expects that the rental pool will increase as additional homes are built. All homeowners in The Reserve are required to be members of the club. If a homeowner does not pay their club dues, the borrower has the ability to fine them and place a lien on their home if they are 60 days past due. The borrower reports that historical collections are nearly 100%. The borrower sponsor expects the residential community to expand with over 25 new homes built per year through 2031.

On-site amenities include the approximately 11,000 SF Orchard House clubhouse, a golf maintenance facility of approximately 12,000 SF, a tennis facility, a pool facility with an outdoor bar and indoor kitchen, a guest house, a sales office, a market building, pickleball courts, a fitness facility, a marina, a par-3 short course (developed in 2026 for a cost of $9.0 million) and an activity center. Additionally, the Old Edwards Reserve Property includes a 200 slip marina with electricity, fuel, and ice. The marina’s annual rate per slip was $2,800 in 2025 and increased to $3,200 per year in 2026. Per the borrower sponsor, there is an approximately 5-year waitlist for a slip.

Old Edwards Club – The Old Edwards Club (the “Old Edwards Club Property”) is located within the Highlands Cove neighborhood which features 287 homes (non-collateral). Homeowners are not required to be members of the Old Edwards Club Property, however, per the Old Edwards Club Property club manager, as of June 2026, currently 100% of homeowners are members and historical membership percentage over the past 10 years has been 99%. Current initiation dues are $150,000 (non-refundable) and the required ongoing annual dues are $15,500.

In any given year, only four members are permitted to resign. If a fifth member wants to resign, it is only permitted to do so if there is a replacement member via a “one in, one out” arrangement. The Old Edwards Club Property transitioned to a full non-refundable model on January 1, 2025. When a “legacy” member resigns that predates this change, they receive a partial refund of their membership dues. The average refund balance per member at The Old Edwards Club Property is $40,000 per member, but is expected to eventually phase out completely.

200 Main – 200 Main (the “200 Main Property”) is a 69-key boutique hotel located at 200 Main Street in downtown Highlands, North Carolina, on an approximately 3-acre site. The 200 Main Property was originally built in 1984 with additions in 1987 and 2017 (expanded from 49 to 69 keys). Guestrooms feature contemporary mountain-chic interiors with Frette bedding, fireplaces in select rooms, balconies, and heated marble bathroom floors. There are 48 king, 20 double queen, and one suite guestrooms. The 200 Main Property is walkable to downtown Highlands and benefits from immediate access to the town’s retail, dining, gallery, and recreational amenities.

On-site amenities include a seasonal heated outdoor pool, a year-round hot tub, a grand terrace with fire pits, a fitness room, a boardroom, a social room with board games and lounge seating, and a game room featuring ping-pong and arcade games. Guests of the 200 Main Property have access to the private courses at both Old Edwards Club and GlenCove Club. Guests also may enjoy all of the other amenities at the clubs including mineral pools, restaurants, and fitness center.

Rivet House – Rivet House (the “Rivet House Property”) is a 50-key luxury boutique hotel located at 355 Oneta Street within the Southern Mill mixed-use redevelopment in Athens, Georgia, situated on an approximately 0.26-acre site totaling approximately 32,000 SF of improvements. Opened in June 2024, the Rivet House Property represents the reuse of a historic denim and apparel manufacturing factory, with interior finishes integrating original industrial elements such as exposed brick, high ceilings, heart pine wood, and masonry with contemporary finishes including hand-laid marble and travertine. The Rivet House Property’s 50-key count reflects the as-completed inventory and is subject to a condominium agreement governing the broader mixed-use development. Guestrooms feature Kassatex linens, bathrobes, and bedding as well as a mini fridge, complimentary Wi-Fi, a 50 inch TV, and a Nespresso coffee maker.

On-site amenities include The Spa at Rivet House, curated by skincare professional Lydia Mondavi, offering personalized treatments, LED and red-light therapy, and massages. The Rivet House Property has received early industry recognition including coverage in garden and travel magazines (including a 2025 Reader’s Choice mention). Demand drivers include University of Georgia (“UGA”) athletic and academic events, the broader Athens music and cultural calendar, and weekend leisure travel.

Half Mile Farm – The Half Mile Farm (the “Half Mile Farm Property”) is a 26-room hotel located at 214 Half Mile Drive in Highlands, North Carolina. The Half Mile Farm Property’s primary event facilities were built in 2017. The Half Mile Farm Property has an on-site dedicated event sales team which exclusively coordinates events for its various properties. The team is responsible for managing all catering, conferences, weddings, and other events. The group is led by a Director of Sales who has been at the Old Edwards Inn Property and the Half Mile Farm Property for 17 years. The Half Mile Farm Property is located on over 12.33 acres featuring gardens, a pond, landscaped grounds for events and ample parking.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

43

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

GlenCove Club – GlenCove Club (the "GlenCove Club Property") is a recreation and golf property located at 73 Wild Turkey Road in Cashiers, North Carolina, on an approximately 56-acre site. The GlenCove Club Property was most recently renovated in 2020 and is located 7.5 miles from the Old Edwards Inn Property and is located less than 1 mile from The Old Edwards Club Property within the same community. The GlenCove Club Property is anchored by “The Saddle,” a 12-hole par-3 short course designed by Beau Welling, lit for evening play, with short-game practice areas and a golf simulator. Other on-site amenities include an approximately 13,025 SF clubhouse, 4,666 SF spa and fitness center, a swimming pool, a recreation lake (Copper Beech Lake) with a boat house, trout ponds, multipurpose sports courts, an Entertainment and Recreation Barn featuring bowling, a gaming lounge, and a golf simulator, an organic working farm with a community supported agriculture program, and approximately six miles of hiking trails.

Historical Occupancy, ADR, RevPAR(1)
	2025			TTM(2)
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Old Edwards Inn	81.7%	$659.19	$538.74	80.9%	$675.12	$546.27
200 Main	62.8%	$276.20	$173.37	62.2%	$280.11	$174.23
Rivet House	41.8%	$307.66	$128.66	40.2%	$321.42	$129.22
Half Mile Farm	75.6%	$472.68	$357.15	74.8%	$486.16	$363.89
Total Wtd. Avg	75.8%	$580.41	$456.84	75.0%	$594.72	$462.96
(1)	Historical financial information is provided by the borrower sponsor.
(2)	TTM is as of May 31, 2026.

Competitive Set Occupancy, ADR, RevPAR(1)
	2025			TTM(2)
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Old Edwards Inn	64.6%	$541.93	$350.33	66.6%	$556.12	$370.50
200 Main	50.6%	$173.15	$87.67	51.6%	$177.17	$91.44
Rivet House	66.8%	$206.96	$138.25	64.5%	$209.66	$135.18
Half Mile Farm	NAV	NAV	NAV	49.6%	$326.07	$161.83
(1)	Data provided by a third-party market research report, unless stated otherwise.
(2)	TTM is as of May 31, 2026.

Historical Occupancy, ADR, RevPAR Penetration Rates(1)
	2025			TTM(2)
Property	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
Old Edwards Inn	126.4%	121.6%	153.8%	121.4%	121.4%	147.4%
200 Main	124.0%	159.5%	197.8%	120.5%	158.1%	190.5%
Rivet House	62.6%	148.7%	93.1%	62.3%	153.3%	95.6%
Half Mile Farm	NAV	NAV	NAV	150.7%	149.1%	224.9%
(1)	Data provided by a third-party market research report, unless stated otherwise.
(2)	TTM is as of May 31, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

44

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Old Edwards Portfolio Properties:

Cash Flow Analysis(1)
	2025	TTM(2)	U/W	U/W Per Room(4)
Occupancy (%)(3)	75.8%	75.0%	75.0%
ADR(3)	$580.41	$594.72	$594.72
RevPAR(3)	$456.84	$462.96	$462.96

Rooms Revenue	$26,490,553	$26,948,186	$26,948,186	$117,678
Food and Beverage Revenue	27,101,556	26,904,632	26,904,632	$117,487
Golf Revenue	27,472,311	29,154,417	29,154,417	$127,312
Spa Revenue	5,745,401	5,752,207	5,752,207	$25,119
Other Departmental Revenue	4,829,978	5,067,892	5,067,892	$22,131
Minor Operating Dept / Other Revenue	1,957,103	1,991,871	1,991,871	$8,698
Effective Gross Income	$93,596,902	$95,819,204	$95,819,204	$418,424

Rooms Expense	$8,735,481	$8,613,890	$8,613,890	$37,615
Food and Beverage Expense	19,691,403	19,860,107	19,860,107	$86,725
Golf Expense	13,496,962	12,708,374	12,708,374	$55,495
Spa Expense	4,255,206	4,008,938	4,008,938	$17,506
Other Departmental Expense	2,176,400	2,263,790	2,263,790	$9,886
Minor Operating Dept / Other Expense	1,330,656	1,325,798	1,325,798	$5,790
Total Departmental Expenses	$49,686,108	$48,780,897	$48,780,897	$213,017

Gross Operating Income	$43,910,795	$47,038,307	$47,038,307	$205,407

Real Estate Taxes	$848,913	$793,625	$820,515	$3,583
Insurance	1,600,986	1,600,986	1,096,989	$4,790
Management Fee	2,852,856	2,872,018	3,079,181	$13,446
Other Expenses	15,862,304	15,428,739	15,428,739	$67,374
Total Fixed and Undistributed Expenses	$21,165,059	$20,695,368	$20,425,424	$89,194
Total Expenses	$70,851,167	$69,476,265	$69,206,321	$302,211
Net Operating Income	$22,745,736	$26,342,939	$26,612,883	$116,213
FF&E	$0	$0	$3,832,768	$16,737
Net Cash Flow	$22,745,736	$26,342,939	$22,780,115	$99,476

NOI Debt Yield(5)	16.8%	19.5%	19.7%
NCF DSCR(5)	2.34x	2.71x	2.35x
(1)	Historical financial information prior to 2025 is unavailable due to the acquisition of the Old Edwards Portfolio Properties by the borrower sponsor between 2023 and 2024.
(2)	TTM is as of May 31, 2026.
(3)	Based on solely the hospitality properties.
(4)	U/W Per Room values are based on 229 rooms.
(5)	NOI Debt Yield and NCF DSCR are based on the Old Edwards Portfolio Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

45

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

Appraisals. According to the appraisals, the Old Edwards Portfolio Properties have an aggregate “as portfolio” appraised value of $277,000,000 as of May 27, 2026.

Old Edwards Portfolio Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Old Edwards Portfolio	$277,000,000(2)	8.9%
(1)	Source: Appraisals.
(2)	Represents an As Portfolio value of $277,000,000 with a portfolio premium of $100,000 (0.04%). The aggregate “As-Is” appraised value of the Old Edwards Portfolio is $276,900,000.

Environmental Matters. According to the Phase I environmental site assessments, dated between May 20, 2026 and May 26, 2026, there is a recognized environmental condition related to the operations of a dry-cleaning plant located on the Old Edwards Inn Property since 2003 which previously used chlorinated solvents, including tetrachloroethylene during the dry-cleaning process. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Markets.

Highlands-Cashiers Plateau, NC – The Highlands–Cashiers plateau is an established affluent leisure destination in western North Carolina that has historically benefited from significant second-home ownership, luxury tourism demand, and limited competitive supply. Highlands was originally founded as a summer resort community in 1875 and continues to attract high-income seasonal residents and leisure travelers from major southeastern population centers, including Atlanta, Charlotte, Greenville, Charleston, Nashville, and Asheville. The market benefits from favorable summer climate conditions, elevated mountain geography, and strong regional drive-to accessibility, supporting seasonal demand trends throughout the peak May–October leisure season, with additional demand generated by golf, weddings, and special events during shoulder periods.

North Carolina West / Cherokee Market, NC – The three primary hospitality assets within Highlands (Old Edwards Inn, 200 Main and Half-Mile Farm) are located within the North Carolina West hospitality market, according to a third party market report. The market contains approximately 33,603 rooms and is anchored by Asheville and the surrounding western North Carolina tourism corridor. Key regional demand drivers include outdoor recreation, mountain tourism, national park visitation, and destination leisure travel. As of June 2026, the market reported trailing 12-month occupancy of 59.2%, ADR of approximately $146, and RevPar of approximately $86. Through June 2026, the luxury and upper upscale segments incurred a 12-month RevPAR change of 30.6%. Over the trailing 12 months, the market welcomed seven hotels, totaling roughly 540 rooms. Approximately 960 rooms are under construction across 7 hotels, representing 2.9% of the existing inventory.

Lake Keowee / Upstate South Carolina, SC – The Old Edwards Reserve Property is located within Pickens County, South Carolina, in the broader Greenville–Spartanburg–Anderson (“Upstate”) region. The Upstate region benefits from one of the strongest regional economies in the southeastern United States, supported by advanced manufacturing, healthcare, logistics, education, and corporate investment along the Interstate 85 corridor. Major employers throughout the region include BMW, Michelin, Lockheed Martin, Prisma Health, GE Energy, and numerous advanced manufacturing operators. The region has experienced sustained population and employment growth in recent years and continues to attract significant corporate and infrastructure investment.

Athens, GA – The Rivet House Property is located in Athens, Georgia within the Athens–Clarke County MSA, a university-oriented market anchored by UGA. The Athens MSA benefits from a diversified economy supported by education, healthcare, biotechnology, research, and professional services. UGA serves as the region’s primary economic driver and one of the largest public research universities in the southeastern United States, generating substantial employment, research activity, and year-round visitation demand. Additional major regional employers include Piedmont Athens Regional Medical Center, St. Mary’s Healthcare System, Boehringer Ingelheim, and Meissner Corporation. The market also benefits from proximity to the Atlanta metropolitan area and continued economic integration with the broader northeast Georgia growth corridor.

The Borrowers and the Borrower Sponsor. The borrowers are Old Edwards Inn and Spa, LLC, Old Edwards Club Properties, LLC, Keowee River Club, LLC, KRC Golf Group, LLC and Southern Mill C2, LLC, each a Delaware limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Old Edwards Portfolio Whole Loan. The borrower sponsor is James B. Whitley and the non-recourse carveout guarantor is JBWLT OEREC, LLC. Mr. Whitley is the founder and Chief Operating Officer of Landmark Properties, a leading U.S. student housing developer and general contractor. The borrower sponsor completed the Rivet House conversion shortly after acquiring the other Old Edwards Portfolio Properties, with the hotel opening in the summer of 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

46

Various – Various Various Various, Various	Collateral Asset Summary – Loan No. 2 Old Edwards Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 48.7% 2.35x 19.7%

Property Management. The Old Edwards Portfolio Properties are managed by Old Edwards Hospitality Group, LLC, an affiliate of the borrower sponsor.

Initial and Ongoing Reserves. At loan origination, the borrowers were required to deposit approximately $459,258 into a tax reserve.

Tax Reserve - On each payment date, the borrowers are required to fund 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $57,407).

Insurance Reserve - On each payment date, the borrowers are required to fund 1/12th of the insurance premiums that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies required to be maintained by the borrowers under the Old Edwards Portfolio Whole Loan documents, unless the borrowers maintain a blanket insurance policy in accordance with the Old Edwards Portfolio Whole Loan documents. There is currently an acceptable blanket policy in place.

FF&E Reserve – On each payment date, the borrowers are required to deposit monthly into the replacement reserve account an amount equal to the greater of (i) 4% of the gross incomes from operations generated in the immediately preceding month, (ii) the aggregate annual amount required pursuant to the management agreements, and (iii) the repair and replacement of the FF&E (such approved capital expenditures and FF&E, collectively), that lender reasonably estimates will be incurred following the origination date. Funds in the FF&E Reserve can be used for FF&E and approved capital improvements at the Old Edwards Portfolio Properties.

Lockbox and Cash Management. The Old Edwards Portfolio Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Lockbox Event (as defined below), the borrowers are required to establish a lockbox account controlled by the lender into which the borrowers are required to deposit or cause to be deposited all revenues generated from the Old Edwards Portfolio Properties. All credit card receipts are required to be deposited by credit card processing companies directly into the lockbox account, and all non-credit card receipts are required to be directly deposited by the property manager in the lockbox account within three business days of receipt thereof by the borrowers or the property manager. Upon the occurrence and during the continuance of a Trigger Period (as defined below), all funds in the lockbox account are required to be swept on a daily basis into a cash management account and applied in accordance with the Old Edwards Portfolio Whole Loan documents.

A “Lockbox Event” means (i) the occurrence and continuance of a Trigger Period or (ii) the debt service coverage ratio is less than 1.50x as of the end of two consecutive calendar quarters.

A “Trigger Period” means a period: (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Old Edwards Portfolio Whole Loan documents, (ii) the debt service coverage ratio falling below 1.30x, (iii) if the property manager is a borrower or guarantor affiliate, certain bankruptcy or insolvency events of the property manager and (iv) certain bankruptcy or insolvency events of the borrower or the guarantor; and (B) expiring upon, with regard to any Trigger Period commenced in connection with (w) clause (i) above, the cure (if applicable) of such event of default, (x) clause (ii) above, the Old Edwards Portfolio Properties achieving a debt service coverage ratio of 1.30x or greater for two consecutive calendar quarters, (y) clause (iii) above, a non-affiliated replacement manager approved by the lender being appointed and (z) clause (iv) above, if the bankruptcy or insolvency event was involuntary, upon the same being discharged or dismissed within 90 days of filing.

Current Mezzanine and Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The Old Edwards Portfolio Whole Loan permits the release of certain non-income-producing land parcels located within the Old Edwards Reserve Property. Such parcels are intended for future residential development and may be released subject to the terms and conditions set forth in the Old Edwards Portfolio Whole Loan documents.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

47

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

48

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

49

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%
Mortgage Loan Information		Properties Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose(1):	Refinance / Acquisition	Properties Type – Subtype:	Self Storage - Self Storage
Borrower Sponsor(s):	Amsdell Group, LLC	Collateral:	Fee
Borrower(s)(2):	Various	Location(6):	Various, Various
Original Balance(3):	$65,000,000	Year Built / Renovated(6):	Various / Various
Cut-off Date Balance(3):	$65,000,000	Property Management(7):	Various
% by Initial UPB:	8.6%	Size:	1,069,965 SF
Interest Rate:	5.95000%	Appraised Value / Per SF:	$190,410,000 / $178
Note Date:	August 19, 2026	Appraisal Date(8):	Various
Original Term:	60 months	Occupancy(9):	88.1% (as of Various)
Amortization:	Interest Only	UW Economic Occupancy:	88.1%
Original Amortization:	NAP	Underwritten NOI:	$11,285,032
Interest Only Period:	60 months	Underwritten NCF:	$11,118,433
First Payment Date:	October 6, 2026
Maturity Date:	September 6, 2031	Historical NOI
Additional Debt Type(3):	Pari Passu	Most Recent NOI(10):	$10,463,564 (TTM Various)
Additional Debt Balance(3):	$54,400,000	2025 NOI(11):	$10,567,775
Call Protection(4):	L(26),D(27),O(7)	2024 NOI(11):	$9,412,933
Lockbox / Cash Management:	Springing / Springing	2023 NOI(11):	$9,017,796

Reserves(5)				Financial Information(3)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$112
Taxes:	$580,361	$116,072	NAP	Maturity Date Loan / SF:	$112
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	62.7%
Replacement Reserves:	$0	$13,883	$499,798	Maturity Date LTV:	62.7%
Deferred Maintenance:	$109,422	$0	NAP	UW NOI DY:	9.5%
				UW NCF DSCR:	1.54x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(3)	$119,400,000	90.0%	Purchase Price(1)	$96,556,900	72.7%
Borrower Sponsor Equity	13,334,303	10.0	Loan Payoff(1)	31,315,085	23.6
			Closing Costs	4,172,535	3.1
			Upfront Reserves	689,783	0.5
Total Sources	$132,734,303	100.0%	Total Uses	$132,734,303	100.0%
(1)	Loan proceeds were used to finance the acquisition of eight properties through fundings completed in May and July 2026 and to refinance eight properties in August 2026.
(2)	See “The Borrowers and the Borrower Sponsor” below.
(3)	The Compass Storage National Portfolio 2.0 Mortgage Loan (as defined below) is part of the Compass Storage National Portfolio 2.0 Whole Loan (as defined below), which is comprised of three pari passu promissory notes with an aggregate principal balance as of the Cut-off Date of $119,400,000. Financial Information presented above is based on the Compass Storage National Portfolio 2.0 Whole Loan.
(4)	Defeasance of the Compass Storage National Portfolio 2.0 Whole Loan is permitted at any time after the earlier to occur of (a) the end of the two-year period commencing on the closing date of the securitization of the last promissory note representing a portion of the Compass Storage National Portfolio 2.0 Whole Loan to be securitized and (b) August 19, 2030. The assumed defeasance lockout period of 26 payments is based on the anticipated closing date of the Benchmark 2026-V24 securitization in November 2026. The actual lockout period may be longer.
(5)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(6)	See “Portfolio Summary” below.
(7)	See “Property Management” below.
(8)	Appraisals are as of various dates between March 25, 2026, and June 8, 2026.
(9)	Occupancy dates are as of the underwritten rent rolls dated between May 30, 2026 and July 27, 2026.
(10)	Most Recent NOI represents the rolled-up NOI as of various trailing twelve-month periods ending between January 31, 2026 and June 30, 2026.
(11)	2023 NOI excludes NOI attributable to the New Iberia and Gonzales properties, as financial information was not available due to their recent acquisitions. 2024 NOI excludes NOI attributable to the New Iberia property as this information was not provided by the seller. The increase from 2023 NOI to 2024 NOI is primarily attributable to including financial information for the Gonzales property and the subsequent increase from 2024 NOI to 2025 NOI can be attributed to including financial information for the New Iberia property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

50

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

The Loan. The third largest mortgage loan (the “Compass Storage National Portfolio 2.0 Mortgage Loan”) is part of a whole loan (the “Compass Storage National Portfolio 2.0 Whole Loan”) evidenced by three pari passu promissory notes that are secured by the borrowers’ fee interests in 16 self-storage properties, totaling 8,682 units and 1,069,965 square feet, located across Florida, Texas, Louisiana, New York, Michigan, New Jersey, Pennsylvania, Georgia, and Tennessee (the “Compass Storage National Portfolio 2.0 Properties”). The Compass Storage National Portfolio 2.0 Whole Loan was originated on August 19, 2026 by Citi Real Estate Funding Inc. The Compass Storage National Portfolio 2.0 Whole Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 5.95000% per annum on an Actual/360 basis. The scheduled maturity date of the Compass Storage National Portfolio 2.0 Whole Loan is September 6, 2031. The Compass Storage National Portfolio 2.0 Mortgage Loan is evidenced by the controlling Note A-1 with an outstanding principal balance as of the Cut-off Date of $65,000,000.

The table below identifies the promissory notes that comprise the Compass Storage National Portfolio 2.0 Whole Loan. The relationship between the holders of the Compass Storage National Portfolio 2.0 Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Compass Storage National Portfolio 2.0 Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2026-V24 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$65,000,000	$65,000,000	Benchmark 2026-V24	Yes
A-2	$30,000,000	$30,000,000	BBCMS 2026-5C43	No
A-3(1)	$24,400,000	$24,400,000	CREFI	No
Whole Loan	$119,400,000	$119,400,000
(1)	Expected to be contributed to one or more future securitizations.

The Properties. The Compass Storage National Portfolio 2.0 Properties consist of 16 self-storage properties, totaling 8,682 units and 1,069,965 square feet, located across Florida, Texas, Louisiana, New York, Michigan, New Jersey, Pennsylvania, Georgia, and Tennessee. The Compass Storage National Portfolio 2.0 Properties were built between 1950 and 2019 and have an average facility size of approximately 66,873 square feet. As of the underwritten rent rolls dated between May 30, 2026 and July 27, 2026, the portfolio was 88.1% occupied based on net rentable square footage (86.7% occupied based on units) and generated a weighted average trailing twelve-month revenue per available square foot ("RevPAR") of $16.12. The Compass Storage National Portfolio 2.0 Properties’ unit mix includes 3,188 non-climate controlled storage units, 5,141 climate-controlled units, 6 commercial units, 346 parking units and one apartment unit, and no individual property accounts for more than 10.2% of UW NOI or 9.3% of total net rentable area.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

51

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

The following table presents certain information relating to the Compass Storage National Portfolio 2.0 Properties:

Portfolio Summary
Property Name	City, State	Year Built / Renovated(1)	Allocated Whole Loan Amounts ($)	Total SF(2)	Total Occ. %(2)	As-is Appraised Value(1)	UW NOI(2)	% of UW NOI(2)
New Iberia	New Iberia, LA	1984 / 2016	$12,400,000	99,908	88.9%	$18,500,000	$1,149,075	10.2%
Ponte Vedra	Ponte Vedra, FL	2018 / NAP	$11,600,000	83,076	84.9%	$18,140,000	$1,123,758	10.0%
Hastings-on-Hudson	Hastings-On-Hudson, NY	2000 / NAP	$10,775,000	35,988	89.9%	$17,400,000	$1,013,670	9.0%
Roseville	Roseville, MI	2001 / NAP	$9,600,000	76,864	87.0%	$17,200,000	$902,099	8.0%
Neptune	Neptune, NJ	1950 / 2002	$8,200,000	51,889	84.1%	$13,300,000	$797,315	7.1%
Spring	Spring, TX	2005 / NAP	$7,900,000	86,417	89.5%	$12,340,000	$775,580	6.9%
Gainesville	Gainesville, FL	2000-2001 / NAP	$7,300,000	75,345	92.3%	$11,350,000	$678,458	6.0%
Hudson Oaks	Hudson Oaks, TX	2013 / NAP	$7,100,000	62,552	94.5%	$11,200,000	$638,909	5.7%
Marble Falls 2	Marble Falls, TX	2019 / NAP	$7,000,000	65,710	96.0%	$10,500,000	$663,554	5.9%
Mulberry	Mulberry, FL	2007 / 2019	$6,850,000	90,016	76.8%	$13,500,000	$620,237	5.5%
Marble Falls 1	Marble Falls, TX	1997 / NAP	$6,850,000	75,560	91.6%	$12,000,000	$619,539	5.5%
Sewickley	Sewickley, PA	2017 / NAP	$6,800,000	51,326	87.4%	$9,770,000	$655,461	5.8%
West Palm Beach 2	West Palm Beach, FL	2019 / NAP	$6,400,000	88,977	89.8%	$9,300,000	$672,095	6.0%
Acworth	Acworth, GA	1995 / NAP	$3,925,000	42,079	89.0%	$6,030,000	$363,521	3.2%
Smyrna	Smyrna, TN	2012 / NAP	$3,750,000	31,926	85.9%	$5,580,000	$339,721	3.0%
Gonzales	Gonzales, LA	2010 / NAP	$2,950,000	52,333	82.0%	$4,300,000	$272,041	2.4%
Total			$119,400,000	1,069,965	88.1%	$190,410,000	$11,285,032	100.0%
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated between May 30, 2026 and July 27, 2026. Total Occ. % presented above is based on total SF. Occupancy based on self-storage units is 86.7%.

The following table presents certain information relating to the unit mix at the Compass Storage National Portfolio 2.0 Properties:

Compass Storage National Portfolio 2.0 Properties Unit Mix(1)
Property Name	Available Units	% of Available Units	Available SF	% of Available SF	% of Climate Controlled Self-Storage Units	% of Climate Controlled Self-Storage SF	Current Occupancy(2)	TTM RevPAF(3)
New Iberia	955	11.0%	99,908	9.3%	100.0%	100.0%	88.9%	$16.23
Ponte Vedra	596	6.9%	83,076	7.8%	79.5%	60.1%	84.9%	$19.68
Hastings-on-Hudson	436	5.0%	35,988	3.4%	100.0%	100.0%	89.9%	$42.89
Roseville	524	6.0%	76,864	7.2%	30.0%	25.7%	87.0%	$16.77
Neptune	601	6.9%	51,889	4.8%	62.7%	69.7%	84.1%	$23.60
Spring	677	7.8%	86,417	8.1%	41.7%	30.7%	89.5%	$13.61
Gainesville	556	6.4%	75,345	7.0%	60.8%	46.6%	92.3%	$13.75
Hudson Oaks	472	5.4%	62,552	5.8%	100.0%	100.0%	94.5%	$15.92
Marble Falls 2	376	4.3%	65,710	6.1%	45.5%	34.0%	96.0%	$13.83
Mulberry	803	9.2%	90,016	8.4%	49.4%	45.2%	76.8%	$13.42
Marble Falls 1	431	5.0%	75,560	7.1%	37.8%	31.2%	91.6%	$11.57
Sewickley	486	5.6%	51,326	4.8%	35.0%	22.6%	87.4%	$15.66
West Palm Beach 2	729	8.4%	88,977	8.3%	68.0%	48.0%	89.8%	$14.18
Acworth	375	4.3%	42,079	3.9%	0.0%	0.0%	89.0%	$15.23
Smyrna	337	3.9%	31,926	3.0%	51.3%	48.3%	85.9%	$17.17
Gonzales	328	3.8%	52,333	4.9%	24.4%	17.6%	82.0%	$9.18
Total	8,682	100.0%	1,069,965	100.0%	59.2%	49.7%	88.1%	$16.12
(1)	Based on the underwritten rent rolls dated between May 30, 2026 and July 27, 2026.
(2)	Current Occupancy presented above is based on total SF. Current Occupancy for the Compass Storage National Portfolio 2.0 Properties based on self-storage units is 86.7%.
(3)	TTM RevPAF is as of various trailing twelve-month periods ending between January 31, 2026 and June 30, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

52

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the Compass Storage National Portfolio 2.0 Properties:

Cash Flow Analysis(1)
	2023(2)	2024(2)	2025(2)	TTM(3)	UW	UW Per SF
Storage Rental Income	$13,612,416	$15,036,981	$16,814,931	$16,821,631	$16,864,957	$15.76
Net Rental Income	$13,612,416	$15,036,981	$16,814,931	$16,821,631	$16,864,957	$15.76
Vacancy Gross Up	0	0	0	0	2,477,436	$2.32
Gross Potential Rent	$13,612,416	$15,036,981	$16,814,931	$16,821,631	$19,342,393	$18.08
Vacancy	(617,152)	(533,401)	(503,899)	(534,468)	(2,477,436)	($2.32)
Insurance Revenue	133,462	162,311	221,014	223,669	104,793	$0.10
Merchandise	66,915	63,996	58,508	60,297	48,198	$0.05
Other Income(4)	1,285,649	608,031	670,662	675,215	827,530	$0.77
Effective Gross Income	$14,481,289	$15,337,918	$17,261,217	$17,246,343	$17,845,478	$16.68

Management Fee	645,049	779,755	797,929	783,721	731,618	$0.68
Real Estate Taxes	1,723,965	1,624,194	1,699,669	1,736,481	1,854,849	$1.73
Insurance	316,290	443,769	569,373	594,623	353,539	$0.33
Payroll	1,093,150	1,235,922	1,359,197	1,372,638	1,391,668	$1.30
General & Administrative	633,060	716,590	857,885	866,889	763,839	$0.71
Other Expenses(5)	1,051,979	1,124,754	1,409,391	1,428,427	1,464,932	$1.37
Total Expenses	$5,463,493	$5,924,984	$6,693,443	$6,782,779	$6,560,445	$6.13

Net Operating Income	$9,017,796	$9,412,933	$10,567,775	$10,463,564	$11,285,032	$10.55
Replacement Reserves	148,378	153,611	166,599	166,599	166,599	$0.16
Net Cash Flow	$8,869,418	$9,259,322	$10,401,175	$10,296,964	$11,118,433	$10.39

Occupancy(6)	NAV	87.7%	83.7%	88.1%	88.1%(6)
NOI Debt Yield(7)	7.6%	7.9%	8.9%	8.8%	9.5%
NCF DSCR(7)	1.23x	1.29x	1.44x	1.43x	1.54x
(1)	Based on the underwritten rent rolls dated between May 30, 2026 and July 27, 2026.
(2)	2023 Net Operating Income excludes Net Operating Income attributable to the New Iberia and Gonzales properties, as financial information was not available due to their recent acquisitions. 2024 Net Operating Income excludes Net Operating Income attributable to the New Iberia property as this information was not provided by the seller. The increase from 2023 Net Operating Income to 2024 Net Operating Income is primarily attributable to including financial information for the Gonzales property and the subsequent increase from 2024 Net Operating income to 2025 Net Operating Income can be attributed to including financial information for the New Iberia property.
(3)	TTM represents the T-12 cash flows ending between January 31, 2026 and June 30, 2026 for the 16 properties.
(4)	Other Income consists of administrative fees, late fees, truck rental income, service charges, convenience fee payments and insurance revenue for select assets.
(5)	Other Expenses include utilities, marketing, repairs and maintenance expenses and cost of sales.
(6)	Historical Occupancies represent the year end occupancy as of December 31 for 2024 and 2025. TTM Occupancy is based on the underwritten rent rolls between May 30, 2026 and July 27, 2026. Underwritten Occupancy represents economic occupancy.
(7)	NOI Debt Yield and NCF DSCR are calculated based on the Compass Storage National Portfolio 2.0 Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

53

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

Appraisals. According to the appraisals as of various dates between March 25, 2026 and June 8, 2026, the Compass Storage National Portfolio 2.0 Properties had an aggregate “as is” appraised value of $190,410,000.

Appraisal Valuation Summary (1)
Property	As Is Value	Capitalization Rate
New Iberia	$18,500,000	6.00%
Ponte Vedra	$18,140,000	6.00%
Hastings-on-Hudson	$17,400,000	5.25%
Roseville	$17,200,000	5.50%
Mulberry	$13,500,000	6.25%
Neptune	$13,300,000	5.75%
Spring	$12,340,000	5.50%
Marble Falls 1	$12,000,000	5.50%
Gainesville	$11,350,000	5.75%
Hudson Oaks	$11,200,000	5.50%
Marble Falls 2	$10,500,000	5.50%
Sewickley	$9,770,000	5.75%
West Palm Beach 2	$9,300,000	5.75%
Acworth	$6,030,000	6.00%
Smyrna	$5,580,000	5.50%
Gonzales	$4,300,000	6.75%
Total / Wtd. Avg.	$190,410,000	5.73%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated between April 20, 2026 and August 4, 2026, there was no evidence of any recognized environmental conditions at any of the 16 Compass Storage National Portfolio 2.0 Properties. According to the Phase I environmental report dated August 4, 2026, the Neptune property, was identified as having a controlled recognized environmental condition (“CREC”) relating to historic fill managed under a deed notice. In addition, according to the Phase I environmental report dated April 20, 2026, the Hastings-on-Hudson property was identified as having a CREC related to closed onsite release cases with evidence of impacts remaining onsite and historical onsite automotive operations. See “Description of the Mortgage Pool—Environmental Considerations” in the Preliminary Prospectus.

The Markets. The Compass Storage National Portfolio 2.0 Properties are located within Florida (four properties, 27.4% of underwritten NOI), Texas (four properties, 23.9% of underwritten NOI), Louisiana (two properties, 12.6% of underwritten NOI), New York (one property, 9.0% of underwritten NOI), Michigan (one property, 8.0% of underwritten NOI), New Jersey (one property, 7.1% of underwritten NOI), Pennsylvania (one property, 5.8% of underwritten NOI), Georgia (one property, 3.2% of underwritten NOI), and Tennessee (one property, 3.0% of underwritten NOI).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

54

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

The following table presents certain geographical information relating to the Compass Storage National Portfolio 2.0 Properties:

Geographic Summary(1)
State	Number of Properties	Square Feet	% of Total Square Feet	UW NOI	% of UW NOI
Florida	4	337,414	31.5%	$3,094,548	27.4%
Texas	4	290,239	27.1%	$2,697,582	23.9%
Louisiana	2	152,241	14.2%	$1,421,116	12.6%
New York	1	35,988	3.4%	$1,013,670	9.0%
Michigan	1	76,864	7.2%	$902,099	8.0%
New Jersey	1	51,889	4.8%	$797,315	7.1%
Pennsylvania	1	51,326	4.8%	$655,461	5.8%
Georgia	1	42,079	3.9%	$363,521	3.2%
Tennessee	1	31,926	3.0%	$339,721	3.0%
Total	16	1,069,965	100.0%	$11,285,032	100.0%
(1)	Based on the underwritten rent rolls dated between May 30, 2026 and July 27, 2026.

The following table includes certain information regarding the demographics of each immediate trade area for the individual Compass Storage National Portfolio 2.0 Properties:

Demographic Summary(1)
		Population(2)		Average Household Income(2)
Property Name	Location	3-Mile	5-Mile	3-Mile	5-Mile
New Iberia	New Iberia, LA	NAV	45,035	NAV	$76,193
Ponte Vedra	Ponte Vedra, FL	28,471	52,586	$202,486	$201,931
Hastings-on-Hudson	Hastings-on-Hudson, NY	125,076	370,544	$178,917	$176,976
Roseville	Roseville, MI	130,179	329,548	$86,994	$84,974
Neptune	Neptune, NJ	72,228	126,102	$135,702	$144,493
Spring	Spring, TX	87,287	250,660	$119,528	$113,735
Gainesville	Gainesville, FL	16,741	50,013	$119,220	$117,361
Hudson Oaks	Hudson Oaks, TX	18,242	34,512	$142,101	$140,562
Marble Falls 2	Marble Falls, TX	NAV	NAV	NAV	NAV
Mulberry	Mulberry, FL	28,666	66,817	$104,693	$114,291
Marble Falls 1	Marble Falls, TX	NAV	NAV	NAV	NAV
Sewickley	Sewickley, PA	28,011	74,457	$207,026	$178,561
West Palm Beach 2	West Palm Beach, FL	164,276	362,827	$89,940	$99,912
Acworth	Acworth, GA	80,086	181,770	$116,859	$119,118
Smyrna	Smyrna, TN	51,073	112,039	$91,667	$99,468
Gonzales	Gonzales, LA	42,078	84,062	$105,856	$115,700
Wtd. Avg. (based on UW NOI)		71,047	159,547	$138,199	$130,676

(1)	Source: Appraisals.
(2)	Population and Average Household Income are 2025 estimates for the Compass Storage National Portfolio 2.0 Properties.

The Borrowers and the Borrower Sponsor. The borrowers are Amsdell Storage Ventures 98, LLC, Amsdell Storage Ventures 102, LLC, Amsdell Storage Ventures 99, LLC, Amsdell Storage Ventures 100, LLC, Amsdell Storage Ventures 101, LLC, Amsdell Storage Ventures 84, LLC, Amsdell Storage Ventures 51, LLC, Amsdell Storage Ventures IV, LLC, Amsdell Storage Ventures XXX, LLC, Amsdell Storage Ventures XLII, LLC, Amsdell Storage Ventures XLVI, LLC and Amsdell Storage Ventures XXIV, LLC, each a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Compass Storage National Portfolio 2.0 Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

55

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

The borrower sponsor is Amsdell Group, LLC (“Amsdell”) and the non-recourse carveout guarantor is Todd C. Amsdell, who is the president and Chief Executive Officer of Amsdell. Founded in 1928, Amsdell is a full service, privately owned real estate company, specializing in the construction, development and management of self-storage facilities, business parks, and related commercial real estate, with a portfolio of 123 self-storage properties located across 15 states.

Property Management. The Compass Storage National Portfolio 2.0 Properties are managed by Compass Self Storage, LLC, a borrower-affiliated property management company and Extra Space Management, Inc., a third-party property management company.

Initial and Ongoing Reserves. At origination of the Compass Storage National Portfolio 2.0 Whole Loan, the borrowers deposited approximately (i) $580,361 into a reserve account for real estate taxes and (ii) $109,422 into a reserve account for immediate repairs.

Tax Reserve. The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $116,072 per month).

Insurance Reserve. At the option of the lender, if the insurance policies which cover the Compass Storage National Portfolio 2.0 Properties (or any portion thereof) do not constitute an approved blanket or umbrella policy pursuant to the Compass Storage National Portfolio 2.0 Whole Loan documents, or the lender requires the applicable borrower(s) to obtain a separate policy, the borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by such policies upon the expiration thereof. At origination of the Compass Storage National Portfolio 2.0 Whole Loan, an acceptable blanket policy was in place.

Replacement Reserve. The borrowers are required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $13,883; provided, however, the borrowers will have no obligation to make the replacement reserve monthly deposit on any monthly payment date if the balance of the replacement reserve funds equals or exceeds 36 months of replacement reserve monthly deposits.

Lockbox / Cash Management. The Compass Storage National Portfolio 2.0 Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account for the Compass Storage National Portfolio 2.0 Properties (the “Restricted Account”) and thereafter, the borrowers are required to (i) immediately deposit (or cause the property manager to immediately deposit) all revenue derived from the Compass Storage National Portfolio 2.0 Properties into the Restricted Account and (ii) instruct the property manager to deposit, within three business days, all revenue derived from the Compass Storage National Portfolio 2.0 Properties collected by the property manager (other than any tenant insurance premium collected by the property manager pursuant to a self-storage lease on behalf of a third-party tenant insurance provider) and all funds otherwise payable to the borrowers by the property manager into the Restricted Account. All funds deposited into the Restricted Account are required to be transferred on each business day to the borrowers, unless a Trigger Period exists, in which case the funds are required to be transferred each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Compass Storage National Portfolio 2.0 Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Compass Storage National Portfolio 2.0 Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Compass Storage National Portfolio 2.0 Whole Loan. Upon the cure of the applicable Trigger Period, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Compass Storage National Portfolio 2.0 Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Compass Storage National Portfolio 2.0 Whole Loan documents, or (ii) the date that the debt service coverage ratio falls below 1.15x and (B) expiring upon (x) with regard to clause (A)(i) above, the cure (if applicable) of such event of default, and (y) with regard to clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.20x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrowers have the right at any time (x) after the earlier of (a) the end of the two-year period commencing on the closing date of the last securitization involving any portion of the Compass Storage National Portfolio 2.0 Whole Loan and (b) August 19, 2030, and (y) before the monthly payment date in March 2031, to obtain the release of any one or more of the individual Compass Storage National Portfolio 2.0 Properties, provided that, among other conditions, (i) the Compass Storage National Portfolio

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

56

Self Storage – Self Storage Various Various, Various	Collateral Asset Summary – Loan No. 3 Compass Storage National Portfolio 2.0	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$65,000,000 62.7% 1.54x 9.5%

2.0 Whole Loan is partially defeased in an amount equal to the greater of (a) 120% of the allocated loan amount of the related individual Compass Storage National Portfolio 2.0 Properties being released and (b) the net sales proceeds applicable to such individual Compass Storage National Portfolio 2.0 Properties, (ii) after giving effect to the release, the debt service coverage ratio with respect to the remaining Compass Storage National Portfolio 2.0 Properties must be greater than the greater of (a) the debt service coverage ratio of all the related Compass Storage National Portfolio 2.0 Properties immediately prior to the release, and (b) 1.54x, (iii) after giving effect to the release, the debt yield with respect to the remaining Compass Storage National Portfolio 2.0 Properties must be greater than the greater of (a) the debt yield of all the related Compass Storage National Portfolio 2.0 Properties immediately prior to the release, and (b) 9.31%, (iv) after giving effect to the release, the loan-to-value ratio with respect to the remaining Compass Storage National Portfolio 2.0 Properties must be no greater than the lesser of (a) the loan-to-value ratio with respect to all of the related Compass Storage National Portfolio 2.0 Properties immediately prior to the release, and (b) 62.71% and (v) compliance with REMIC related conditions.

In addition, the borrowers have the right, without prepayment or defeasance, but subject to compliance with REMIC related conditions, to (i) make transfers of immaterial portions of the Compass Storage National Portfolio 2.0 Properties to governmental authorities for dedication or public use or to third parties for private use as roadways or for access, ingress or egress, and (ii) grant easements, restrictions, covenants, reservations and rights of way in the ordinary course of business for signage, use, access, utilities, and telecommunications leases, provided that no such grant, conveyance or encumbrance may materially impair the utility and operation of the Compass Storage National Portfolio 2.0 Properties or have a material adverse effect on the related individual Compass Storage National Portfolio 2.0 Property or the ability of the related borrower to perform its obligations under the Compass Storage National Portfolio 2.0 Whole Loan.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

57

Retail – Unanchored 93-99 Greene Street, 102-106 Wooster Street and 116 Wooster Street New York, NY 10012	Collateral Asset Summary – Loan No. 4 SoHo Centrale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 35.6% 1.81x 12.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

58

Retail – Unanchored 93-99 Greene Street, 102-106 Wooster Street and 116 Wooster Street New York, NY 10012	Collateral Asset Summary – Loan No. 4 SoHo Centrale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 35.6% 1.81x 12.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

59

Retail – Unanchored 93-99 Greene Street, 102-106 Wooster Street and 116 Wooster Street New York, NY 10012	Collateral Asset Summary – Loan No. 4 SoHo Centrale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 35.6% 1.81x 12.6%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail – Unanchored
Borrower Sponsor(s):	Jason Cohen Carter	Collateral:	Fee
Borrower(s):	SoHo Centrale, LLC and 102-106 Wooster LLC	Location:	New York, NY
Original Balance:	$55,500,000	Year Built / Renovated:	1881-1908 / 1983
Cut-off Date Balance:	$55,500,000	Property Management:	Guvnor's Management, LLC
% by Initial UPB:	7.3%	Size:	35,626 SF
Interest Rate:	6.82100%	Appraised Value / Per SF:	$156,000,000 / $4,379
Note Date:	October 19, 2026	Appraisal Date:	October 1, 2026
Original Term:	60 months	Occupancy:	100.0% (as of October 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	96.0%
Original Amortization:	NAP	Underwritten NOI(2):	$7,009,558
Interest Only Period:	60 months	Underwritten NCF:	$6,929,311
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(2):	$5,911,094 (TTM October 31, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$6,619,014
Call Protection:	L(11),YM1(42),O(7)	2024 NOI:	$7,844,052
Lockbox / Cash Management:	Hard / Springing	2023 NOI(3):	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$1,558
Taxes:	$880,250	$151,109	NAP	Maturity Date Loan / SF:	$1,558
Insurance:	$86,787	$7,697	NAP	Cut-off Date LTV:	35.6%
Replacement Reserves:	$0	$594	$22,500	Maturity Date LTV:	35.6%
TI / LC:	$0	$7,422	NAP	UW NOI DY:	12.6%
Herno Lease Reserve:	$5,000,000	$0	NAP	UW NCF DSCR:	1.81x
Unfunded Obligations:	$1,462,547	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$55,500,000	100.0%	Loan Payoff	$40,103,656	72.3%
			Upfront Reserves	7,429,584	13.4
			Equity Repatriation	6,414,975	11.6
			Closing Costs	1,551,786	2.8
Total Sources	$55,500,000	100.0%	Total Uses	$55,500,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to Fendi re-signing their lease through April 2039.
(3)	Historical cash flows from 2023 are not available as they were not collected by the lender.

The Loan.  The fourth largest mortgage loan (the “SoHo Centrale Mortgage Loan”) is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $55,500,000. The Soho Centrale Mortgage Loan is secured by the borrowers’ fee simple interest in three retail condominium units located in New York City, totaling 35,626 SF (the “SoHo Centrale Property”). The SoHo Centrale Mortgage Loan was originated on October 19, 2026 by Goldman Sachs Bank USA. The SoHo Centrale Mortgage Loan has a five-year term, is interest-only for the full term and accrues interest at a rate of 6.82100% per annum on an Actual/360 basis. The scheduled maturity date of the SoHo Centrale Mortgage Loan is November 6, 2031.

The Property. The SoHo Centrale Property was constructed between 1881 and 1908 and was renovated in 1983. The SoHo Centrale Property consists of three ground floor and lower lever retail condominium units within three separate residential buildings. 102-106 Wooster Street and 93-99 Greene Street sit back to back and are interconnected while 116 Wooster Street is positioned on the same block. The spaces occupy 35,626 SF of retail space and are 100% leased in the SoHo neighborhood of New York City. The residential

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

60

Retail – Unanchored 93-99 Greene Street, 102-106 Wooster Street and 116 Wooster Street New York, NY 10012	Collateral Asset Summary – Loan No. 4 SoHo Centrale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 35.6% 1.81x 12.6%

spaces in the buildings are not part of the collateral. Tenants at the SoHo Centrale Property include various luxury brands such as Tiffany, Fendi and Herno.

Major Tenants. The three largest tenants based on underwritten base rent at the SoHo Centrale Property are Tiffany, Fendi, and Ray Ban.

Tiffany (10,700 SF; 30.0% of NRA; 32.9% of underwritten base rent): Tiffany (Moody’s/S&P/Fitch: Aa3/AA-/NR) is a luxury jewelry retailer founded in 1837 in New York City by Charles Lewis Tiffany and John B. Young. The company sells jewelry, engagement rings, watches, accessories, and home goods through a global retail network of more than 300 stores. Tiffany published the first direct-mail catalog in the United States in 1845 and expanded internationally with stores in London and Paris by the turn of the 20th century. Today, the company continues to operate globally and maintains initiatives focused on diamond sourcing transparency and sustainability. Tiffany has been a tenant at the SoHo Centrale Property since 2011.

Fendi (6,000 SF; 16.8% of NRA; 22.4% of underwritten base rent): Fendi (Moody’s/S&P/Fitch: Aa3/AA-/NR) is an Italian luxury fashion house founded in 1925 in Rome by Adele Fendi and Edoardo Fendi. The company began with a handbag shop and fur workshop and today offers luxury fashion, leather goods, accessories, and fur products. Fendi became part of the LVMH group in 2000, with LVMH becoming its majority shareholder in 2001. Fendi operates 248 stores across the globe with 32 in the United States. Fendi recently signed a lease extension through April 2039 and has occupied its space for over 10 years.

Ray Ban (7,426 SF; 20.8% of NRA; 13.7% of underwritten base rent): Ray Ban is an eyewear brand that designs and sells sunglasses and optical frames. The company developed glare-reducing crystal lenses for U.S. pilots in the 1930s. Ray Ban later expanded its product lineup with styles such as the Aviator, Wayfarer, Clubmaster, and Round, and optical eyewear and customizable products. Today, the company continues to sell sunglasses and prescription eyewear globally. Ray Ban sells over 20 million pairs of sunglasses a year. Ray Ban has been in occupancy of their space at the SoHo Centrale Property since 2014.

The following table presents certain information relating to the largest tenants at the SoHo Centrale Property:

Major Tenant Summary(1)
Tenant	Ratings (Moody’s/S&P/Fitch)(2)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	UW Base Rent PSF	% of Total UW Base Rent	Lease Exp. Date	Termination Option (Y/N)	Renewal Option

Tiffany	Aa3/AA-/NR	10,700	30.0%	$2,790,000	$260.75	32.9%	1/31/2029	N	N
Fendi	Aa3/AA-/NR	6,000	16.8%	$1,900,000	$316.67	22.4%	4/30/2039	N	N
Ray Ban	NR/NR/NR	7,426	20.8%	$1,166,990	$157.15	13.7%	6/30/2031	N	2 x 5yr
Herno	NR/NR/NR	3,800	10.7%	$1,103,057	$290.28	13.0%	3/31/2027	N	N
Richemont (Chloe)	NR/NR/NR	2,700	7.6%	$844,132	$312.64	9.9%	1/31/2034	N	N
Salvatori NY	NR/NR/NR	5,000	14.0%	$683,972	$136.79	8.1%	10/31/2033	N	1 x 5yr
Total Occupied		35,626	100.0%	$8,488,150	$238.26	100%
Vacant		0	0.0%
Collateral Total		35,626	100.0%

(1)	Based on the underwritten rent roll dated as of October 1, 2026, inclusive of rent steps of approximately $519,531 through November 1, 2027.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

61

Retail – Unanchored 93-99 Greene Street, 102-106 Wooster Street and 116 Wooster Street New York, NY 10012	Collateral Asset Summary – Loan No. 4 SoHo Centrale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 35.6% 1.81x 12.6%

The following table presents certain information relating to the lease rollover schedule at the SoHo Centrale Property, based on the initial lease expiration date:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	3,800	10.7%	10.7%	$1,103,057	13.0%	$290.28	1
2028	0	0.0%	10.7%	$0	0.0%	$0.00	0
2029	10,700	30.0%	40.7%	$2,790,000	32.9%	$260.75	1
2030	0	0.0%	40.7%	$0	0.0%	$0.00	0
2031	7,426	20.8%	61.5%	$1,166,990	13.7%	$157.15	1
2032	0	0.0%	61.5%	$0	0.0%	$0.00	0
2033	5,000	14.0%	75.6%	$683,972	8.1%	$136.79	1
2034	2,700	7.6%	83.2%	$844,132	9.9%	$312.64	1
2035	0	0.0%	83.2%	$0	0.0%	$0.00	0
2036	0	0.0%	83.2%	$0	0.0%	$0.00	0
2037 & Thereafter	6,000	16.8%	100.0%	$1,900,000	22.4%	$316.67	1
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	35,626	100.0%		$8,488,150	100.0%	$238.26	6
(1)	Based on the underwritten rent roll dated as of October 1, 2026, inclusive of rent steps of approximately $519,531 through November 1, 2027.

The following table presents certain information relating to the historical operating performance and Underwritten Net Cash Flow at the SoHo Centrale Property:

Cash Flow Analysis
	2024	2025	TTM 10/31/2026	U/W	U/W PSF
Base Rent(1)	$8,771,427	$8,321,653	$7,711,076	$8,488,150	$238.26
Contractual Rent Steps	0	0	0	757,865	$21.27
Potential Gross Revenue	$8,771,427	$8,321,653	$7,711,076	$9,246,016	$259.53
Total Commercial Reimbursement Revenue	1,142,482	653,805	571,508	571,508	$16.04
(Vacancy)	0	0	0	(391,864)	$(11.00)
Other Income	0	2,620	3,731	3,731	$0.10
Effective Gross Revenue	$9,913,909	$8,992,456	$8,310,553	$9,453,628	$265.36

Total Expenses	$2,069,857	$2,373,441	$2,399,459	$2,444,070	$68.60

Net Operating Income(2)	$7,844,052	$6,619,014	$5,911,094	$7,009,558	$196.75
TI / LC	0	0	0	73,122	$2.05
Replacement Reserves	0	0	0	7,125	$0.20
Net Cash Flow	$7,844,052	$6,619,014	$5,911,094	$6,929,311	$194.50

Occupancy (%)(3)	100.0%	100.0%	100.0%	96.0%
NCF DSCR	2.04x	1.72x	1.54x	1.81x
NOI Debt Yield	14.1%	11.9%	10.7%	12.6%
(1)	Based on the underwritten rent roll dated October 1, 2026, inclusive of rent steps of approximately $519,531.
(2)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to Fending re-signing their lease through April 2039.
(3)	U/W occupancy and historical occupancy represent economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

62

Retail – Unanchored 93-99 Greene Street, 102-106 Wooster Street and 116 Wooster Street New York, NY 10012	Collateral Asset Summary – Loan No. 4 SoHo Centrale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 35.6% 1.81x 12.6%

Appraisal. The appraisal determined an “as-is” market value of $156,000,000 as of October 1, 2026 for the SoHo Centrale Property.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
SoHo Centrale	$156,000,000	5.50%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated June 12, 2026, there were no recognized environmental conditions at the SoHo Centrale Property.

The Market. The SoHo Centrale Property is located in New York, New York, between Spring and Prince Streets, within the SoHo neighborhood of Manhattan. The SoHo Centrale Property is accessible by N,Q,R,W subway lines which connect to Union Square Station. In 2021 the neighborhood was rezoned in order to support historic districts and invests and arts and culture. According to the appraisal New York City attracted over 65 million visitors in 2025 and is home to approximately 12.3 million people in the New York Metro.

According to the appraisal, as of 2026, the average household income within a one-, three-, and five-mile radius of the SoHo Centrale Property is approximately $231,740, $221,804, and $187,918, respectively. The percentage of households making over $200,000 a year within the same radii is approximately 42.4%, 37.3%, and 30.8%, respectively.

According to the appraisal, the SoHo Centrale Property is located within the SoHo retail submarket. As of the second quarter of 2026, the SoHo retail submarket has an availability rate of 10.4%, down 1.4% from the prior quarter. During the same time period asking rents rose 1.9% to $292 per SF.

The following table presents certain information relating to comparable sales for the SoHo Centrale Property:

Comparable Sales(1)
Property Name / Location	Sale Date	Year Built / Renovated	Total NRA (SF)	Occupancy	Sale Price	Sale Price PSF
SoHo Centrale	NAP	1881-1908 / 1983	35,626(2)	100.0%(2)	NAP	NAP
835 Broadway / NoHo, Manhattan	Oct-2026	1910 / NAP	8,974	100.0%	$20,750,000	$2,312
841 Madison Avenue / Upper East Side, Manhattan	Sep-2026	1927 / 1995	17,266	100.0%	$57,000,000	$3,301
75 Kenmare Street / Nolita, Manhattan	Jul-2026	2019 / NAP	10,037	100.0%	$11,750,000	$1171
70 Greene Street / SoHo, Manhattan	Feb-2026	1860 / NAP	3,431	100.0%	$17,000,000	$4,955
680 Broadway / NoHo, Manhattan	Jan-2026	1920 / 2007	13,913	100.0%	$10,950,000	$787
120 Spring Street / SoHo, Manhattan	Jan-2026	1825 / NAP	1,428	100.0%	$18,500,000	$12,955
388 West Broadway / SoHo, Manhattan	Sep-2025	1871 / 2002	3,659	100.0%	$5,900,000	$1,612
109 Prince Street / SoHo, Manhattan	Apr-2025	1883 / NAP	12,142	100.0%	$132,000,000	$10,871
106 Spring Street / SoHo, Manhattan	Jan-2025	1896 / NAP	5,928	100.0%	$55,000,000	$9,278
73 Wooster Street / SoHo, Manhattan	Jan-2025	1929 / 2003	9,700	100.0%	$25,409,375	$2,620
102 Greene Street / SoHo, Manhattan	Nov-2024	1881 / NAP	11,442	100.0%	$46,000,000	$4,020
92 Greene Street / SoHo, Manhattan	Oct-2024	2005 / NAP	7,904	100.0%	$43,375,000	$5488
(1)	Source: Appraisal unless otherwise noted.
(2)	Based on the underwritten rent roll dated October 1, 2026.

The Borrowers and the Borrower Sponsor. The borrowers are SoHo Centrale, LLC and 102-106 Wooster LLC each a single purpose entity and a New York limited liability company with two independent directors in their organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the SoHo Centrale Mortgage Loan. The borrower sponsor and non-recourse carveout guarantor is Jason Cohen Carter. He is an active real estate owner and operator in the United States and has managed over a billion dollars of Manhattan real estate. The borrower sponsor has been active in Soho since the 1980s when he purchased and gut rehabilitated seven national landmark buildings in the neighborhood.

Property Management. The SoHo Centrale Property is managed by Guvnor's Management, LLC, which is an affiliate of the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

63

Retail – Unanchored 93-99 Greene Street, 102-106 Wooster Street and 116 Wooster Street New York, NY 10012	Collateral Asset Summary – Loan No. 4 SoHo Centrale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 35.6% 1.81x 12.6%

Initial and Ongoing Reserves. At origination of the SoHo Centrale Mortgage Loan, the borrowers deposited (i) $880,250 for real estate taxes, (ii) $86,787 for insurance premiums, (iii) $1,462,546.61 for free rent for unfunded obligations reserve, and (iv) $5,000,000 for the Herno lease reserve.

Real Estate Taxes – On each payment date, the borrowers are required to deposit into a real estate tax reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be necessary to pay real estate taxes over the next 12-month period, initially estimated to be approximately $151,109.

Insurance – On each payment date, the borrowers are required to deposit into an insurance reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof, initially estimated to be approximately $7,697 (provided that such reserve will be conditionally waived (i) so long as no event of default under the SoHo Centrale Mortgage Loan documents has occurred and is continuing, and (ii) the borrowers have provided evidence that insurance satisfying the requirements set forth in the SoHo Centrale Mortgage Loan documents has been obtained under one or more blanket insurance policies and insurance premiums have been paid in accordance with the requirements of the SoHo Centrale Mortgage Loan documents).

Replacement Reserve – On each payment date, the borrowers are required to deposit approximately $594 into a replacement reserve account for replacements and repairs required to be made to the SoHo Centrale Property during the calendar year, subject to a cap of $22,500.

TI/LC Reserve – On each payment date, the borrowers are required to deposit approximately $7,422 into a TI/LC account for tenant improvements and leasing commissions during the term of the SoHo Centrale Mortgage Loan.

Herno Reserve – At origination of the SoHo Centrale Mortgage Loan, the borrowers funded, from the loan proceeds, a reserve of $5,000,000 (the “Herno Reserve”). Provided no event of default is continuing, the lender is required to disburse funds from the Herno Reserve to the borrowers’ operating account as follows: (i) all funds from the Herno Reserve will be released to the operating account upon the borrowers providing the lender with evidence reasonably satisfactory to the lender that the term of the lease (the “Herno Lease”) for the space currently leased by Herno (the “Herno Space”) has been extended for at least an additional five years on economic terms and conditions at least as favorable to the borrower as those in the existing Herno Lease, or (ii) (a) 50% of the funds in the Herno Reserve will be released to the operating account upon the borrowers providing the lender with evidence reasonably satisfactory to the lender that the Herno Space is subject to an Approved Substitute Lease (as defined below), as well as an estoppel certificate executed by such replacement tenant on the lender's standard form, on the form required by the applicable Approved Substitute Lease, or another form reasonably acceptable to the lender confirming, without limitation, that the Herno Space is complete and acceptable to such replacement tenant, that all the tenant allowances or similar sums have been paid by the borrowers (or reserved with the lender), that the borrowers have completed all landlord obligations required to be completed prior to delivery of the applicable demised premises, and that no defaults are currently existing with respect to such Approved Substitute Lease, and (B) the remaining funds in the Herno Reserve will subsequently be released upon the borrowers providing the lender with evidence reasonably satisfactory to the lender that the replacement tenant under such Approved Substitute Lease has taken occupancy of the Herno Space, is operating therein and has initiated the payment of full unabated monthly rental and reimbursements, which payment will be evidenced by canceled checks or other documentation reasonably acceptable to the lender.

"Approved Substitute Lease" means a lease with a third party tenant of comparable or better credit (in the reasonable discretion of the lender) to Herno as of the origination date of the SoHo Centrale Mortgage Loan, which lease will conform in all material respects with the requirements of the SoHo Centrale Mortgage Loan documents and providing for minimum base rent, reimbursements for common area maintenance, insurance and taxes, and other economic terms that, taken as a whole, are at least equivalent to then-existing market rates for the subject leased premises, and otherwise contain terms and conditions that are commercially reasonable, a minimum primary term of five years, and being otherwise reasonably acceptable to the lender in all material respects.

Lockbox / Cash Management. The SoHo Centrale Mortgage Loan is structured with a hard lockbox and springing cash management. The borrowers (or the property manager) are required to deposit all revenues from the SoHo Centrale Mortgage Loan into a lender-controlled lockbox account within one business day of receipt, and to direct all tenants to make direct rent deposits into the lockbox account. The borrowers will have no access to the funds in the lockbox account. During the continuance of a Trigger Period (as defined below) or event of default, all funds in the lockbox account will be transferred each business day to a lender-controlled cash management account to be disbursed in accordance with the SoHo Centrale Mortgage Loan documents, with any excess funds required to be deposited in an excess cash flow reserve account controlled by the lender during a Trigger Period and held as additional security.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

64

Retail – Unanchored 93-99 Greene Street, 102-106 Wooster Street and 116 Wooster Street New York, NY 10012	Collateral Asset Summary – Loan No. 4 SoHo Centrale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$55,500,000 35.6% 1.81x 12.6%

A “Trigger Period” means (a) each period that commences when DSCR, determined as of the first day of each of any two consecutive fiscal quarters, is less than 1.20x (each, a “DSCR Trigger Event”) and the failure of the borrowers to timely make a cash deposit into the excess cash flow account or deliver a letter of credit to the lender in the amount of $775,186 and pursuant to the terms of the SoHo Centrale Mortgage Loan documents and concludes when DSCR, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.20x; or (b) if the financial reports required pursuant to the terms of the SoHo Centrale Mortgage Loan documents are not delivered to the lender as and when required (subject, in any event, to any applicable notice and cure period period), unless and until such reports are delivered and indicate that, in fact, no Trigger Period is ongoing.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

65

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

66

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

67

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Super Regional Mall
Borrower Sponsor(s):	CBL & Associates Limited Partnership	Collateral:	Fee
Borrower(s):	Hamilton Place CMBS, LLC	Location:	Chattanooga, TN
Original Balance(1):	$46,900,000	Year Built / Renovated:	1987 / 2011
Cut-off Date Balance(1):	$46,726,599	Property Management:	CBL & Associates Management, Inc.
% by Initial UPB:	6.2%	Size:	385,318 SF
Interest Rate:	6.84700%	Appraised Value / Per SF:	$106,300,000 / $276
Note Date:	May 29, 2026	Appraisal Date:	February 27, 2026
Original Term:	60 months	Occupancy:	98.4% (as of May 4, 2026)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	95.0%
Original Amortization:	360 months	Underwritten NOI:	$12,313,996
Interest Only Period:	None	Underwritten NCF:	$11,485,563
First Payment Date:	July 6, 2026
Maturity Date:	June 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$11,854,316 (TTM March 31, 2026)
Additional Debt Balance(1):	$24,907,569	2025 NOI:	$11,496,419
Call Protection:	L(29),D(24),O(7)	2024 NOI:	$11,227,972
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$11,680,122

Reserves(2)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$186
Taxes:	$815,971	$163,194	NAP	Maturity Date Loan / SF:	$176
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	67.4%
Replacement Reserves:	$1,511,281	$8,027	$240,824(3)	Maturity Date LTV:	64.0%
Lease Rollover Reserves:	$1,500,000	$64,220	$1,926,590	UW NOI DY:	17.2%
Outstanding TI/LC Reserve:	$1,320,000	$0	NAP	UW NCF DSCR:	2.03x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$71,900,000	80.9%	Loan Payoff	$82,475,666	92.7%
Borrower Sponsor Equity	17,025,196	19.1	Upfront Reserves	5,147,252	5.8
			Closing Costs	1,302,278	1.5
Total Sources	$88,925,196	100.0%	Total Uses	$88,925,196	100.0%
(1)	The Hamilton Place Mortgage Loan (as defined below) is part of the Hamilton Place Whole Loan (as defined below) evidenced by four pari passu promissory notes with an aggregate original principal balance of $71,900,000. The Financial Information above is based on the Hamilton Place Whole Loan.
(2)	See “Initial and Ongoing Reserves” below for further discussion of reserve requirements.
(3)	Cap for the Replacement Reserves excludes any portion of the initial deposit which will be used exclusively to complete certain improvements to the roadways, landscaping and other areas of the Hamilton Place Property (as defined below) as described in the Hamilton Place Whole Loan documents.

The Loan. The fifth largest mortgage loan (the “Hamilton Place Mortgage Loan”) is part of a whole loan (the “Hamilton Place Whole Loan”) secured by the borrower’s fee simple interest in a 385,318 SF retail property located in Chattanooga, Tennessee (the “Hamilton Place Property”). The Hamilton Place Whole Loan is evidenced by four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $71,634,168. The Hamilton Place Mortgage Loan is evidenced by the controlling note A-1 and non-controlling notes A-3, and A-4 which have an aggregate outstanding principal balance as of the Cut-off Date of $46,726,599. The Hamilton Place Whole Loan was originated on May 29, 2026, by Goldman Sachs Bank USA. The Hamilton Place Whole Loan has a five-year term, amortizes on a 360-month schedule and accrues interest at a rate of 6.84700% per annum on an Actual/360 basis.

The relationship between the holders of the Hamilton Place Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The Hamilton Place Whole Loan will be serviced under the pooling and servicing agreement for the Benchmark 2026-V24 securitization trust. See “Pooling and Servicing Agreement” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

68

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

The table below identifies the promissory notes that comprise the Hamilton Place Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$25,000,000	$24,907,569	Benchmark 2026-V24	Yes
A-2	$25,000,000	$24,907,569	WFCM 2026-5C10	No
A-3	$10,000,000	$9,963,027	Benchmark 2026-V24	No
A-4	$11,900,000	$11,856,003	Benchmark 2026-V24	No
Whole Loan	$71,900,000	$71,634,168

The Property. The Hamilton Place Property is a 385,318 SF portion (the “Collateral SF”) of a two-story, 1,010,409 SF super regional mall located in Chattanooga, Tennessee (the “Hamilton Place Mall”). Unless otherwise noted, all metrics are based on the Collateral SF. According to the appraisal, the Hamilton Place Mall is anchored by JCPenney, Dillard’s, belk Women’s Store, and belk for Men (all such tenants are non-collateral). Other major tenants include American Eagle Outfitters, Barnes & Noble Booksellers, JD Sports, Victoria’s Secret, and Sephora (all such tenants are collateral). Built in 1987 and renovated in 2011, the Hamilton Place Mall is situated on a 72.19-acre site. The Hamilton Place Mall contains 5,135 surface spaces, which results in a parking ratio of 5.08 spaces per 1,000 SF. As of May 4, 2026, the Hamilton Place Property was 98.4% occupied.

The following tables present certain information relating to the historical tenant sales at the Hamilton Place Property:

Sales Performance History(1)
Sales	2022	2023	2024	2025	2025 PSF
Gross Property Sales	$126,344,370	$127,920,595	$133,504,203	$137,573,200	$411
Sales (< 10,000 SF)(2)	$111,790,573	$113,467,821	$118,554,880	$122,137,003	$471
Sales (> 10,000 SF)(2)	$14,553,798	$14,452,774	$14,949,323	$15,436,197	$205
Freestanding Tenants(3)	$5,185,486	$4,964,158	$4,602,488	$4,284,774	$612
Major Tenants(4)	$33,305,322	$32,977,107	$34,143,403	$33,790,761	$352
(1)	Sales provided in In-Place Rent Roll as of May 2026.
(2)	Include sales of all tenants based on SF.
(3)	Freestanding Tenants include Outparcel Tenants.
(4)	Major Tenants include top 10 tenants based on U/W Base Rent.

Sales Performance History(1)
Tenant Name	SF	2022	2023	2024	2025	2025 PSF / Occ. Cost(2)
Barnes & Noble Booksellers	29,743	$5,982,811	$6,301,868	$6,558,157	$7,023,476	$236 / 9.3%
American Eagle Outfitters/Offline	8,813	$5,718,231	$5,384,238	$5,945,288	$5,816,740	$660 / 7.7%
H&M	23,231	$4,179,150	$3,709,437	$3,581,778	$3,308,206	$142 / 11.5%
JD Sports	7,026	$3,453,293	$3,928,999	$3,829,352	$3,299,614	$470 / 9.9%
Victoria's Secret / Pink	8,135	$3,719,837	$3,495,716	$4,433,949	$4,578,127	$563 / 7.2%
Ford's Garage	7,916	$0	$0	$0	$0	$0 / NAP
Rack Room Shoes	5,493	$2,608,137	$2,335,954	$2,180,910	$2,052,876	$374 / 14.6%
Rodizio Grill	11,284	$2,816,736	$3,101,070	$3,432,350	$3,712,491	$329 / 8.1%
Sarku Japan	689	$1,751,295	$1,809,803	$1,750,360	$1,767,027	$2,565 / 16.6%
Kay Jewelers	1,622	$3,075,833	$2,910,021	$2,431,259	$2,232,205	$1,376 / 12.2%
(1)	All sales information presented above is based upon information provided by the borrower sponsor. Further, because sales are self-reported by the tenant, such information is not independently verified by the borrower sponsor. Not all tenants are required to report sales.
(2)	Occupancy Cost is calculated based on contractual in-place rent divided by gross sales.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

69

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

Major Tenants. The three largest tenants based on underwritten base rent at the Hamilton Place Property are Barnes & Noble Booksellers, American Eagle Outfitters / Offline, and H&M.

Barnes & Noble Booksellers (29,743 SF, 7.7% of NRA, 5.3% of underwritten base rent): In 1971, bookseller Leonard Riggio acquired the Barnes & Noble trade name and flagship bookstore in Manhattan. Barnes & Noble serves over 700 communities in all 50 states in the United States and remains the #1 book retailer in the United States. Barnes & Noble Booksellers has been a tenant at the Hamilton Place Property since November 2008 and has a lease expiration on January 31, 2029, with one, five year renewal option remaining. Tenant termination rights are available upon certain co-tenancy, casualty/condemnation, access/site restriction, and landlord default events.

American Eagle Outfitters / Offline (8,813 SF, 2.3% of NRA, 3.7% of underwritten base rent): The first American Eagle Outfitters (“AEO”) store was open in 1977. AEO now operates stores in the United States, Canada, and Mexico and ships to approximately 80 countries worldwide. AEO has been a tenant at the Hamilton Place Property since 2016 and has a lease expiration on January 31, 2027 with no renewal option remaining.

H&M (23,231 SF, 6.0% of NRA, 3.2% of underwritten base rent): H&M is a Swedish multinational clothing company headquartered in Stockholm, Sweden and operating stores globally. H&M has been a tenant at the Hamilton Place Property since November 2017 and has a lease expiration on January 31, 2028, with three, five year renewal options remaining. Tenant termination rights are available upon certain sales threshold, co-tenancy, casualty/condemnation, delivery, and other lease-defined events.

The following table presents certain information relating to the largest tenants at the Hamilton Place Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Renewal Option (Y/N)(3)	Termination Option (Y/N)(3)
Barnes & Noble Booksellers	NR/NR/NR	29,743	7.7%	$650,000	$21.85	5.3%	1/31/2029	1 x 5 year	Y(4)
American Eagle Outfitters/Offline	NR/NR/NR	8,813	2.3%	$453,094	$51.41	3.7%	1/31/2027	N	N
H&M	NR/NR/NR	23,231	6.0%	$388,405	$16.72	3.2%	1/31/2028	3 x 5 year	Y(5)
JD Sports	NR/NR/NR	7,026	1.8%	$334,781	$47.65	2.8%	1/31/2031	N	N
Victoria's Secret / Pink	B1/BB-/NR	8,135	2.1%	$329,468	$40.50	2.7%	1/31/2034	N	N
Ford's Garage	NR/NR/NR	7,916	2.1%	$315,000	$39.79	2.6%	12/31/2036	3 x 5 year	N
Rack Room Shoes	NR/NR/NR	5,493	1.4%	$300,000	$54.61	2.5%	1/31/2030	N	N
Rodizio Grill	NR/NR/NR	11,284	2.9%	$300,000	$26.59	2.5%	12/31/2035	N	N
Sarku Japan	NR/NR/NR	689	0.2%	$299,374	$434.50	2.5%	1/31/2033	N	Y(6)
Kay Jewelers	NR/NR/NR	1,622	0.4%	$278,125	$171.47	2.3%	12/31/2028	N	N
Major Tenants Subtotal / Wtd. Avg.		103,952	27.0%	$3,648,247	$35.10	30.0%
Remaining Total / Wtd. Avg.		275,146	71.4%	$8,507,245	$30.92	70.0%
Occupied Collateral Total / Wtd. Avg.		379,098	98.4%	$12,155,492	$32.06	100.0%
Vacant Space		6,220	1.6%
Collateral Total		385,318	100.0%

(1)	Based on the underwritten rent roll dated as of May 2026, inclusive of contractual rent steps through June 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Certain tenants may have termination, contraction or renewal options (which may become exercisable prior to the originally stated expiration date of the tenant lease) with respect to certain tenants’ leased storage space that are not considered in the above Tenant Summary.
(4)	Barnes & Noble Booksellers may terminate upon certain co-tenancy, casualty/condemnation, and landlord default events, generally subject to notice and applicable cure periods.
(5)	H&M may terminate if specified sales thresholds are not achieved during the contractual measurement period and also possesses certain termination rights relating to delivery, co-tenancy, casualty, condemnation, and other lease-defined events.
(6)	Sarku Japan may terminate if certain exclusive use restrictions are violated, including the introduction of competing Japanese/Oriental food court uses, subject to notice requirements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

70

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

The following table presents certain information relating to the lease rollover schedule at the Hamilton Place Property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	28,683	7.4%	7.4%	$510,887	4.2%	$17.81	15
2027	61,174	15.9	23.3	$2,113,016	17.4	$34.54	21
2028	81,936	21.3	44.6	$2,456,081	20.2	$29.98	21
2029	76,560	19.9	64.5	$1,963,773	16.2	$25.65	17
2030	26,311	6.8	71.3	$1,180,482	9.7	$44.87	8
2031	33,192	8.6	79.9	$920,319	7.6	$27.73	9
2032	4,502	1.2	81.1	$172,683	1.4	$38.36	2
2033	11,697	3.0	84.1	$924,448	7.6	$79.03	5
2034	8,135	2.1	86.2	$329,468	2.7	$40.50	1
2035	25,239	6.6	92.8	$837,132	6.9	$33.17	5
2036	12,809	3.3	96.1	$557,204	4.6	$43.50	2
2037 & Thereafter	8,860	2.3	98.4	$190,000	1.6	$21.44	1
Vacant	6,220	1.6	100.0	NAP	NAP	NAP	NAP
Total/Wtd. Avg.	385,318	100.0%	100.0%	$12,155,492	100.0%	$32.06	107
(1)	Based on underwritten rent roll dated as of May 2026 inclusive of contractual rent steps through June 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

71

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

The following table presents certain information relating to the historical and underwritten cash flows of the Hamilton Place Property:

Cash Flow Analysis
	2023	2024	2025	TTM 3/31/2026	U/W	U/W Per SF
Base Rent(1)	$11,740,377	$11,574,269	$12,094,237	$12,328,816	$12,866,970	$33.39
Overage / Percentage Rent	1,436,280	1,357,608	982,469	1,003,634	1,058,746	$2.75
Kiosks/ Temporary/ Specialty	957,313	952,090	986,886	1,022,337	948,897	$2.46
Gross-Up Vacant Rent	0	0	0	0	516,289	$1.34
Gross Potential Income	$14,133,970	$13,883,967	$14,063,591	$14,354,787	$15,390,901	$39.94
Total Recoveries	5,017,866	4,526,193	4,658,021	4,644,423	4,880,440	$12.67
Vacancy & Bad Debt	0	0	0	0	(1,034,001)	($2.68)
Other Income	445,544	382,350	445,804	409,084	408,688	$1.06
Effective Gross Income	$19,597,380	$18,792,510	$19,167,416	$19,408,294	$19,646,028	$50.99
Real Estate Taxes	2,295,962	2,322,305	1,902,517	1,750,935	1,958,330	$5.08
Insurance	166,911	279,314	257,631	269,704	146,298	$0.38
Other Expenses(2)	5,454,385	4,962,919	5,510,850	5,533,339	5,227,404	$13.57
Total Expenses	$7,917,258	$7,564,539	$7,670,997	$7,553,978	$7,332,032	$19.03
Net Operating Income	$11,680,122	$11,227,972	$11,496,419	$11,854,316	$12,313,996	$31.96
Capital Expenditures	0	0	0	0	96,329	$0.25
TI/LC	0	0	0	0	732,103	$1.90
Net Cash Flow	$11,680,122	$11,227,972	$11,496,419	$11,854,316	$11,485,563	$29.81

Occupancy(3)	93.8%	92.4%	94.0%	98.4%	95.0%
NOI Debt Yield(4)	16.3%	15.7%	16.0%	16.5%	17.2%
NCF DSCR(4)	2.07x	1.99x	2.03x	2.10x	2.03x
(1)	Based on In-Place Rent Roll as of May 4, 2026, inclusive of percentage in lieu of rent and contractual rent steps through June 2027.
(2)	Other Expenses include utilities, repairs & maintenance, management fee, payroll, advertising, and general & administrative expenses.
(3)	Historical occupancy reflects physical occupancy; TTM 3/31/2026 occupancy was derived from the May 2026 rent roll. U/W occupancy represents economic occupancy.
(4)	DSCRs and Debt Yields are based on the Hamilton Place Whole Loan.

Appraisal. The appraisal determined an “as-is” market value of $106,300,000 as of February 27, 2026 for the Hamilton Place Property.

Appraisal Valuation Summary(1)
Property	Appraised Value	Capitalization Rate
Hamilton Place	$106,300,000	11.0%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated March 24, 2026, there were no recognized environmental conditions at the Hamilton Place Property.

The Market. The Hamilton Place Property is located in the Chattanooga core based statistical area (the “Chattanooga CBSA”) which is a six county region located in Southeast Tennessee near the border of Georgia at the junction of three interstate highways: I-24, I-75 and I-59. The City of Chattanooga is the fourth largest city in Tennessee, and its economy is a diverse mix of manufacturing and service industries. The area serves as the headquarters for two of America’s top 10 long-haul trucking companies, Covenant Transport and U.S. Xpress, Inc. According to the appraisal, the Chattanooga CBSA had a population of approximately 591,800 as of 2025.

According to the appraisal, the 2025 population within a 5-, 10- and 15- mile radius of the Hamilton Place Property was 111,521, 348,369, and 480,196, respectively. The average 2025 household income within the same radii was $102,067, $97,937, and $102,207 respectively.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

72

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

According to the appraisal, the Hamilton Place Property is located within the Lovell Field/East submarket of the Chattanooga retail market. As of the fourth quarter of 2025, the Lovell Field/East submarket reported a total inventory of approximately 2,826,000 SF, with a 13.4% vacancy rate and average asking rent of $13.93 PSF.

The table below sets forth certain information regarding competitive retail centers:

Competitive Retail Center Summary(1)
Property / Location	Year Built / Renovated or Expanded	Total NRA (SF)	Occupancy	Distance to Subject	Inline Sales PSF	Anchor Tenants
Hamilton Place Chattanooga, TN	1987/2011	1,010,409(2)	98.4%(2)	NAP	$479	JCPenney, Dillard’s, belk Women’s Store, belk for Men(2)(3)
Northgate Mall Chattanooga, TN	1972/2014	643,021	74.0%	8.0 miles	$355	Sound Force, BJ’s Wholesale Club, Belk
Bradley Square Mall Cleveland, TN	1991/2013	447,026	70.0%	21.0 miles	$175	Dunham’s Sports, Belk, AMC Theatres, Ultimate Bunker Games
Dalton Mall Dalton, GA	1980/1990	318,757	68.0%	23.0 miles	$275	Belk, AMC Theatres, Fitness 1440
West Town Mall Knoxville, TN	1972/2018	1,281,108	98.0%	88.0 miles	$625	Dillard’s, Belk, JCPenney, Belk Men’s, Dick’s House of Sport, Cinebarre
(1)	Information obtained from the appraisal, unless otherwise specified.
(2)	Based on the underwritten rent roll dated as of May 2026.
(3)	Collateral square footage excludes anchor tenants JCPenney, Dillard’s, belk Women’s Store, and belk for Men.

The Borrower and the Borrower Sponsor. The borrower is Hamilton Place CMBS, LLC, a Delaware limited liability company and special purpose entity with two independent directors in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Hamilton Place Whole Loan. The borrower sponsor and non-recourse carveout guarantor is CBL & Associates Limited Partnership (“CBL Properties”). CBL Properties is an American real estate investment trust that invests in shopping centers, primarily in the Southeastern and Midwestern United States. CBL Properties owns and manages a portfolio of 89 properties totaling approximately 55 million SF.

Property Management. The Hamilton Place Property is managed by CBL & Associates Management, Inc.

Initial and Ongoing Reserves. At origination of the Hamilton Place Whole Loan, the borrower deposited (a) approximately $815,971 into a tax reserve, (b) approximately $1,511,281 into a capital expenditure reserve to pay for expenses associated with improvements to the roadways, landscaping and other areas of the Hamilton Place Property, (c) $1,320,000 into an outstanding TI/LC reserve to be used for outstanding tenant improvement allowances owed to certain tenants, and (d) $1,500,000 into a rollover reserve.

Tax Escrows – On each payment date, the borrower is required to deposit into a real estate tax reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be necessary to pay real estate taxes over the next 12-month period, initially estimated to be approximately $163,194.

Insurance Escrows – On each payment date, the borrower is required to deposit into an insurance reserve an amount equal to 1/12th of the amount that the lender reasonably estimates will be payable for the renewal of the coverage afforded by the policies upon the expiration thereof (provided that such reserve will be conditionally waived (i) so long as no event of default under the Hamilton Place Whole Loan documents has occurred and is continuing, and (ii) the borrower has provided evidence that insurance satisfying the requirements set forth in the Hamilton Place Whole Loan documents has been obtained under one or more blanket insurance policies and insurance premiums have been paid in accordance with the requirements of the Hamilton Place Whole Loan documents). At the origination of the Hamilton Place Whole Loan, an acceptable blanket policy was in place such that the monthly reserves were waived.

Replacement Reserves – On each payment date, the borrower is required to deposit approximately $8,027 into a replacement reserve account for replacements and repairs required to be made to the Hamilton Place Property during the calendar year, subject to a cap of approximately, $240,824 (excluding any portion of the deposit made on the origination date of the Hamilton Place Whole Loan which is to be used to pay for expenses associated with improvements to the roadways, landscaping and other areas of the Hamilton Place Property).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

73

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

Rollover Reserves – On each payment date, the borrower is required to deposit approximately $64,220 into a rollover reserve account for anticipated lease rollover during the term of the Hamilton Place Whole Loan, subject to a cap of $1,926,590, excluding any deposits of lease termination payments held in the rollover reserve account.

Operating Expense Reserves – On each payment date during the continuance of a Trigger Period (as defined below), the borrower is required to deposit an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses to be incurred by the borrower for the then current interest accrual period.

Anchor Reserve Account – Upon the occurrence of an Anchor Trigger Event (as defined below), the borrower has the option, but is not required, to deposit with the lender a cash deposit or deliver to the lender a letter of credit in an aggregate amount equal to the applicable Anchor Threshold Amount (as defined below). To the extent such deposit is timely made or letter of credit is timely delivered to the lender, a Trigger Period will not commence as a result of the Anchor Trigger Event and, to the extent such deposit is made or letter of credit is delivered to the lender following the commencement and during the existence of a Trigger Period resulting solely from an Anchor Trigger Event, such Trigger Period will no longer be deemed to exist. If the borrower fails to timely make a deposit or deliver a letter of credit pursuant to the terms above, a Trigger Period will immediately commence. To the extent a Trigger Period occurs as a result of an Anchor Trigger Event, the borrower is required to deposit into the anchor reserve account, all excess cash flow which remains in the cash management account, provided, to the extent the cash management account has not yet been established as of any payment date following the commencement of the related Trigger Period, the borrower is required to deposit into the anchor reserve account, as of such payment date, all excess cash flow which would otherwise be deposited therein pursuant to the cash management agreement, as evidenced by the monthly or quarterly operating statements delivered to the lender in accordance with the terms of the Hamilton Place Whole Loan agreement.

Excess Cash Flow Reserve Account – Upon the occurrence of a Trigger Period resulting from a Debt Yield Trigger Event (as defined below), the borrower has the option, but is not required, to deposit with the lender a cash deposit or deliver to the lender a letter of credit in an aggregate amount equal to the Excess Cash Flow Deposit Amount (as defined below). To the extent such deposit is timely made or letter of credit is timely delivered to the lender, a Trigger Period will not commence as a result of the Debt Yield Trigger Event and, to the extent such deposit is made or letter of credit is delivered to the lender following the commencement and during the existence of a Trigger Period resulting solely from a Debt Yield Trigger Event, such Trigger Period will no longer be deemed to exist. To the extent borrower makes the deposit described herein, (a) the calculation of the Hamilton Place Property's debt yield will not occur until the end of the immediately succeeding calendar quarter and (b) if borrower fails to provide evidence that the debt yield is equal to or greater than 14.5% as of the end of the immediately succeeding calendar quarter or any calendar quarter thereafter, a subsequent Debt Yield Trigger Event will be deemed to have occurred and the borrower will have the option, prior to the end of such calendar quarter, to make an additional cash deposit or deliver to the lender an additional letter of credit (or multiple letters of credit) equal to the Excess Cash Flow Deposit Amount (i.e., each cash deposit or letter of credit is in an amount that, when taken together with the prior deposits or letters of credit, equal to the Excess Cash Flow Deposit Amount). If the borrower fails to timely make any deposits or deliver any letters of credit pursuant to the terms above, a Trigger Period will immediately commence. To the extent a Trigger Period occurs as a result of a Debt Yield Trigger Event or for any reason other than an Anchor Trigger Event, the borrower is required to deposit into the excess cash flow reserve account, all excess cash flow which remains in the cash management account, provided, (y) to the extent the cash management account has not yet been established as of any payment date following the commencement of the related Trigger Period, the borrower is required to deposit into the excess cash flow reserve account, as of such payment date, all excess cash flow which would otherwise be deposited therein pursuant to the cash management agreement, as evidenced by the monthly or quarterly operating statements delivered to the lender in accordance with the terms of the Hamilton Place Whole Loan agreement and (z) provided, if a Trigger Period is caused by a Debt Yield Trigger Event and the debt yield is equal to or greater than 13.5%, 1/2 of the excess flow will be deposited in the excess cash flow reserve account with the entirety of such excess cash flow required to be deposited as described herein if the debt yield is less than 13.5%.

An “Anchor Trigger Event” means the date that one or more Anchors (as defined below) goes dark, discontinues its operations or business or vacates its Anchor Space (as defined below) (other than in connection with a remodeling or as a result of a casualty event and there is otherwise not any credible evidence that any such Anchor intends to permanently cease its operations, go dark or vacate), provided, if only one of JCPenney or Belk West (aka Belk Men) goes dark, discontinues its operations or business or vacates its Anchor Space, an Anchor Trigger Event will not be deemed to have occurred.

An "Anchor" means any of the following which are currently occupying an Anchor Space in the areas immediately surrounding the Hamilton Place Property: (i) Dillard’s West (aka Dillard's Men), (ii) Dillard's East (aka Dillard's Women), (iii) Belk West (aka Belk Men), (iv) Belk East (aka Belk Women), (v) JCPenney and (vi) any successor occupant which takes occupancy of all or at least 51% of an Anchor Space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

74

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

An "Anchor Space" means the premises occupied by a current or future Anchor.

A “Trigger Period” means a period of time (A) commencing upon the earliest of (i) the occurrence of an event of default, (ii) the occurrence of an “event of default” under any mezzanine loan, (iii) the debt yield being less than 14.5% for two (2) consecutive calendar quarters (each, a “Debt Yield Trigger Event”) and the failure of the borrower to timely make a cash deposit into the excess cash reserve account or deliver a letter of credit to the lender pursuant to the terms of the Hamilton Place Whole Loan documents and (iv) the occurrence of an Anchor Trigger Event and the failure of the borrower to timely make a cash deposit into the anchor reserve account or deliver a letter of credit to the lender pursuant to the terms of the Hamilton Place Whole Loan documents; and (B) expiring upon (w) with regard to any Trigger Period commenced in connection with clause (A) (i) above, the cure (if applicable) of such event of default, (x) with regard to any Trigger Period commenced in connection with clause (A) (ii) above, the cure (if applicable) of such “event of default”, (y) with regard to any Trigger Period commenced in connection with clause (A) (iii) above, the earlier of (a) the date the Hamilton Place Property achieves a debt yield of at least 14.5% for two (2) consecutive calendar quarters or (b) an appropriate deposit of cash is made to the excess cash flow reserve account or a letter of credit is deposited with the lender pursuant to the terms of the Hamilton Place Whole Loan documents, and (z) with regard to any Trigger Period commenced in connection with clause (A) (iv) above, the earlier of (a) any Anchor Spaces which were subject to an Anchor Trigger Event are occupied by one or more replacement occupants or tenants who are operating in the Anchor Space or (b) the cumulative amount of funds deposited into the anchor reserve account or the face amount of any letter of credit deposited with the lender is equal to the applicable Anchor Threshold Amount. Notwithstanding the foregoing, a Trigger Period will not be deemed to expire in the event that a Trigger Period then exists for any other reason.

"Anchor Threshold Amount" means an amount equal to $50.00 times the applicable square footage in any of the following: (a) if (i) one or more of Belk East (aka Belk Women), Dillard's East (aka Dillard's Women) or Dillard's West (aka Dillard's Men) or any successor Anchor (as defined above) who occupies a portion of an Anchor Space currently occupied by any of the foregoing Anchors is subject to an Anchor Trigger Event but (ii) neither JCPenney nor any successor Anchor who occupies a portion of the Anchor Space currently occupied by JCPenney is subject to an Anchor Trigger Event, the cumulative square footage of all Anchor Spaces which are subject to an ongoing Anchor Trigger Event; (b) if (i) two (2) or more of Belk East (aka Belk Women), Dillard's East (aka Dillard's Women) or Dillard's West (aka Dillard's Men) or any successor Anchor who occupies a portion of the Anchor Space currently occupied by any of the foregoing Anchors are subject to an Anchor Trigger Event and (ii) JCPenney or any successor Anchor who occupies a portion of the Anchor Space currently occupied by JCPenney is also subject to an Anchor Trigger Event, the cumulative square footage of all Anchor Spaces which are subject to an ongoing Anchor Trigger Event less 157,799 SF; or (c) if (i) only one of Belk East (aka Belk Women), Dillard's East (aka Dillard's Women), Dillard's West (aka Dillard's Men), or Belk West (aka Belk Men) or any successor Anchor who occupies a portion of the Anchor Space currently occupied by any of the foregoing Anchors is subject to an Anchor Trigger Event and (ii) JCPenney or any successor Anchor who occupies a portion of the Anchor Space currently occupied by JCPenney is also subject to an Anchor Trigger Event, 157,799 SF.

"Excess Cash Flow Deposit Amount" means the amount which, if subtracted from the outstanding principal balance of the Hamilton Place Whole Loan, would result in a debt yield for the Property which is greater than 14.5%.

Lockbox / Cash Management. The Hamilton Place Whole Loan is structured with a hard lockbox and springing cash management. The borrower is required to deposit all gross income, forfeited security deposits and other revenues from the Hamilton Place Whole Loan into a lender-controlled lockbox account within two business days of receipt, and to direct all tenants to make direct rent deposits into the lockbox account. As long as a Trigger Period is not in effect, all funds in the lockbox account are required to be distributed to the borrower in accordance with the lockbox agreement. During the continuance of a Trigger Period, all funds in the lockbox will be transferred each business day to a lender-controlled cash management account to be disbursed in accordance with the Hamilton Place Whole Loan documents, with any excess funds required to be deposited in either (i) the anchor reserve account during a Trigger Period caused by an Anchor Trigger Event and held as additional security for so long as the Trigger Period continues, provided, the borrower may obtain disbursements from the anchor reserve account for the payment of tenant improvements and leasing commissions for either (y) a new lease (or lease extension) for any leased premises for which any co-tenancy requirements are no longer satisfied as a result of the related Anchor Trigger Event or (z) a new lease for any premises previously occupied by an Anchor which has been acquired and added as collateral for the Hamilton Place Whole Loan as described below or (ii) an excess cash flow reserve account controlled by the lender during a Trigger Period caused by any event other than an Anchor Trigger Event and held as additional security, provided, if a Trigger Period is caused by a Debt Yield Trigger Event and the debt yield is equal to or greater than 13.5%, only 1/2 of the excess flow will be deposited in the excess cash flow reserve account with the entirety of such excess cash flow required to be deposited as described herein if the debt yield is less than 13.5%.

Current Mezzanine or Secured Subordinate Indebtedness. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

75

Retail – Super Regional Mall 2100 Hamilton Place Boulevard Chattanooga, TN 37421	Collateral Asset Summary – Loan No. 5 Hamilton Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,726,599 67.4% 2.03x 17.2%

Permitted Future Mezzanine or Subordinate Indebtedness. Not permitted.

Release of Collateral. The Hamilton Place Whole Loan documents permit the borrower to obtain a release of a non-income producing portion of the Hamilton Place Property in connection with a transfer to third parties or affiliates of the borrower without the payment of a release price provided that, among other conditions, the borrower satisfies customary REMIC requirements.

Ground Lease. None.

Additional Property. The borrower may acquire (the "Acquisition") the real property and related improvements of one or more Anchors and the appurtenant interests therein (the "Additional Property"), and such Additional Property will be added as collateral of the Hamilton Place Whole Loan and subject to the related lien, provided certain conditions precedents are satisfied, including: (a) the related Anchor has vacated its leased premises on a permanent basis, on a date that is not within the period commencing 30 days prior to and terminating 30 days after the closing date of this securitization, and there is no credible evidence of a replacement party planning to take occupancy of such property; (b) the lender has obtained a rating agency confirmation with respect to the Acquisition; (c) the lender has received acceptable third party reports with respect to the Additional Property as reasonably required by the lender; and (d) the lender has received a REMIC opinion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

76

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

77

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

78

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%
Mortgage Loan Information		Property Information
Loan Seller:	AREF2	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office - Suburban
Borrower Sponsor(s):	IPCP Florida Realty Value Fund II, L.P., Jason Isaacson and Joshua Procacci	Collateral:	Fee
Borrower(s):	EIP UP, LLC	Location:	Orlando, FL
Original Balance:	$46,500,000	Year Built / Renovated:	1988-2001 / 2025
Cut-off Date Balance:	$46,500,000	Property Management:	Cushman & Wakefield U.S., Inc.
% by Initial UPB:	6.1%	Size:	388,907 SF
Interest Rate:	6.97000%	Appraised Value / Per SF(3):	$80,000,000 / $206
Note Date:	June 12, 2026	Appraisal Date:	May 18, 2026
Original Term:	60 months	Occupancy:	78.4% (as of June 2, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	78.3%
Original Amortization:	NAP	Underwritten NOI(4):	$6,049,264
Interest Only Period:	60 months	Underwritten NCF:	$5,388,122
First Payment Date:	August 6, 2026
Maturity Date:	July 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(4)(5):	$5,164,059 (TTM March 31, 2026)
Additional Debt Balance:	NAP	2025 NOI(5):	$4,695,634
Call Protection:	L(28),D(25),O(7)	2024 NOI(5):	$4,582,876
Lockbox / Cash Management:	Hard / Springing	2023 NOI(5):	$4,936,187

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$120
Taxes:	$619,046	$68,783	NAP	Maturity Date Loan / SF:	$120
Insurance:	$147,700	$29,540	NAP	Cut-off Date LTV:	58.1%
Replacement Reserve:	$0	$6,482	NAP	Maturity Date LTV:	58.1%
TI/LC Reserve:	$1,500,000	$48,613	$2,000,000	UW NOI DY:	13.0%
Other Reserves(2):	$816,725	$40,000	$480,000	UW NCF DSCR:	1.64x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$46,500,000	99.8%	Loan Payoff	$42,596,083	91.4%
Borrower Sponsor Equity	100,000	0.2	Upfront Reserves	3,083,472	6.6
			Closing Costs	920,445	2.0
Total Sources	$46,600,000	100.0%	Total Uses	$46,600,000	100.0%
(1)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(2)	Other Reserves are comprised of an Outstanding TI/LC Reserve with an initial deposit of approximately $416,727, a Rent Abatement Reserve with an initial deposit of approximately $399,998 and an HVAC/Roof Repair Reserve with monthly deposits of $40,000, subject to a cap of $480,000.
(3)	The appraisal also concluded an “as stabilized” value of $86,200,000 as of May 18, 2027, assuming a stabilized occupancy rate of 90%.
(4)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to the expiration of rent abatements.
(5)	The decrease from 2023 NOI to 2024 NOI is primarily attributed to a decrease in occupancy from 78.7% to 74.1%. The increases in 2025 NOI and Most Recent NOI are primarily attributed to increases in occupancy to 77.7% in 2025 and 79.9% as of the March 2026 TTM.

The Loan. The sixth largest mortgage loan (the “University Park Mortgage Loan”) is secured by the borrower’s fee interest in a 388,907 square-foot office property located in Orlando, Florida (the “University Park Property”). The University Park Mortgage Loan is evidenced by a single promissory note with a principal balance as of the Cut-off Date of $46,500,000. The University Park Mortgage Loan was originated on June 12, 2026, by AREF2 and accrues interest at a fixed rate of 6.97000% per annum. The University Park Mortgage Loan has an initial term of five years and is interest-only for the full term. The scheduled maturity date of the University Park Mortgage Loan is July 6, 2031.

The Property. The University Park Property consists of five, four-story office buildings totaling 388,907 square feet of net rentable area located approximately 1.5 miles west of the University of Central Florida (“UCF”) and approximately 14 miles east of downtown Orlando. The buildings at the University Park Property were originally constructed between 1988 and 2001 and were most recently renovated in 2025. Since acquiring the University Park Property in 2019, the borrower sponsor has spent approximately $11.3 million on tenant

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

79

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%

improvements and leasing commissions as well as an additional $5.3 million in capital expenditures. The University Park Property is situated on a 27.15-acre site and features a 2,320 square-foot fitness center, conference rooms and 1,641 surface parking spaces, resulting in a parking ratio of 4.22 spaces per 1,000 square feet.

As of June 2, 2026, the University Park Property was 78.4% leased to 49 unique tenants, with office suites ranging in size from 325 to 27,728 square feet and no tenant that leases greater than 7.1% of the net rentable area. The University Park Property had an average occupancy of 77.2% from 2023 through June 2026. Since January 2024, the borrower sponsor has executed 27 new and renewal leases comprising 44.5% of net rentable area and 55.3% of underwritten base rent. 13 tenants making up 24.2% of net rentable area and 32.0% of underwritten base rent have been in occupancy for over 10 years. Furthermore, approximately 34.5% of the net rentable area is leased to investment grade and/or government tenants.

Major Tenants.

US Government SSA (27,728 square feet; 7.1% of net rentable area; 9.3% of underwritten base rent). US Government SSA (the “Social Security Administration”) is a federal government agency that administers Social Security programs. The Social Security Administration has been a tenant at the University Park Property since April 2009 when the United States of America, through the General Services Administration, commenced a lease for 25,000 square feet. The premises was expanded to 27,728 square feet in October 2011, and the Social Security Administration most recently renewed its lease in February 2019 for a 15-year term from April 2019 through March 2034. The Social Security Administration has the option to terminate its lease, in whole or in part, at any time after March 31, 2029, upon 180 days’ prior written notice.

Ardurra (23,733 square feet; 6.1% of net rentable area; 7.3% of underwritten base rent). Ardurra is a multidisciplinary engineering and consulting firm that specializes in water and wastewater engineering, structural engineering, public works, disaster management and land development. Ardurra commenced its lease at the University Park Property in May 2025 and has a lease expiration date in October 2032. Ardurra has one, five-year renewal option and no termination options.

Apple (21,933 square feet; 5.6% of net rentable area; 7.0% of underwritten base rent). Apple is a global technology company that specializes in consumer electronics, software and online services. Its core products include the iPhone, iPad, Mac, Apple Watch and services such as the App Store and Apple Music. Apple has been a tenant at the University Park Property since 2013 when it commenced a lease for 14,120 square feet. In February 2015, Apple expanded its presence to 21,933 square feet. Since expanding in 2015, Apple has renewed its lease three times, with the most recent renewal signed in April 2026 extending the lease through September 2030. Apple has the one-time right to terminate its lease effective September 1, 2027, with nine months’ written notice and payment of a termination fee. Apple also has two three-year renewal options remaining.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

80

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%

The following table presents certain information relating to the major tenants at the University Park Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of UW Base Rent	Lease Expiration	Term. Option (Y/N)	Renewal Option
US Government SSA	Aa1/AA+/AA+	27,728	7.1%	$889,915	$32.09	9.3%	3/31/2034	Y(3)	N
Ardurra	NR/NR/NR	23,733	6.1%	$698,700	$29.44	7.3%	10/31/2032	N	1 x 5 yr
Apple	Aaa/AA+/NR	21,933	5.6%	$668,957	$30.50	7.0%	9/30/2030	Y(4)	2 x 3 yr
Regus	NR/NR/BBB	14,898	3.8%	$489,399	$32.85	5.1%	12/31/2031	N	N
US Government DCMA	Aa1/AA+/AA+	10,272	2.6%	$466,478	$45.41(5)	4.9%	9/30/2036	Y(6)	N
Largest Tenants		98,564	25.3%	$3,213,448	$32.60	33.5%
Remaining Occupied		206,214	53.0%	$6,386,096	$30.97	66.5%
Total Occupied		304,778	78.4%	$9,599,544	$31.50	100.0%
Vacant		84,129	21.6%
Total		388,907	100.0%
(1)	Based on the underwritten rent roll dated June 2, 2026, and inclusive of rent steps of approximately $206,194 through June 2027.
(2)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(3)	The US Government SSA may terminate the lease, in whole or in part, at any time after March 31, 2029, upon 180 days’ prior written notice.
(4)	Apple has the one-time right to terminate its lease with nine months’ prior written notice on September 1, 2027, subject to a termination fee.
(5)	The US Government DCMA’s base rent includes amortized tenant improvements and building specific amortized capital, each amortized at 8.0% per annum over the remaining firm term of the lease adding approximately $17.29 per square foot annually to base rent.
(6)	The US Government DCMA may terminate its lease, in whole or in part, at any time after September 30, 2029, upon 60 days’ prior written notice.

The following table presents certain information relating to the lease rollover schedule at the University Park Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned NRA	% of Owned NRA	Cumulative % of Owned NRA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	40,229	10.3%	10.3%	$1,285,926	13.4%	$31.97	11
2028	44,150	11.4%	21.7%	$1,418,397	14.8%	$32.13	13
2029	35,147	9.0%	30.7%	$1,087,847	11.3%	$30.95	6
2030	48,197	12.4%	43.1%	$1,477,758	15.4%	$30.66	5
2031	29,298	7.5%	50.7%	$943,429	9.8%	$32.20	5
2032	52,802	13.6%	64.2%	$1,560,258	16.3%	$29.55	5
2033	0	0.0%	64.2%	$0	0.0%	$0.00	0
2034	28,646	7.4%	71.6%	$917,657	9.6%	$32.03	2
2035	0	0.0%	71.6%	$0	0.0%	$0.00	0
2036 & Beyond	21,264	5.5%	77.1%	$908,272	9.5%	$42.71	2
Property-Owned(3)	5,045	1.3%	78.4%	$0	0.0%	$0.00	0
Vacant	84,129	21.6%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(4)	388,907	100.0%		9,599,544	100.0%	$31.50	49
(1)	Based on the underwritten rent roll dated June 2, 2026, and inclusive of rent steps of approximately $206,194 through June 2027.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	Property-Owned includes fitness center, maintenance office, management office and conference room space.
(4)	Wtd. Avg. UW Base Rent $ per SF excludes vacant space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

81

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the University Park Property:

Cash Flow Analysis(1)
	2023	2024	2025	3/31/2026 TTM	U/W	U/W Per SF
Base Rent	$8,668,945	$8,536,808	$9,065,660	$9,499,604	$9,393,350	$24.15
Contractual Rent Steps	$0	$0	$0	$0	$206,194	$0.53
Straight Line Rent(2)	$0	$0	$0	$0	$47,327	$0.12
Potential Income from Vacant Space	$0	$0	$0	$0	$2,757,567	$7.09
Gross Potential Rent	$8,668,945	$8,536,808	$9,065,660	$9,499,604	$12,404,438	$31.90
Reimbursements	$423,840	$347,968	$319,546	$310,519	$331,001	$0.85
Total Gross Income	$9,092,785	$8,884,776	$9,385,206	$9,810,123	$12,735,439	$32.75
Other Income(3)	$46,879	$47,680	$49,963	$50,389	$49,599	$0.13
(Vacancy / Credit Loss)	$0	$0	$0	$0	($2,757,567)	($7.09)
Rent Abatements	($538,203)	($574,158)	($826,243)	($751,247)	$0	$0.00
Effective Gross Income	$8,601,461	$8,358,298	$8,608,927	$9,109,266	$10,027,472	$25.78

Management Fee	$259,422	$239,396	$269,749	$266,580	$300,824	$0.77
Real Estate Taxes	$957,108	$779,398	$825,395	$833,113	$825,395	$2.12
Insurance	$195,946	$310,603	$348,042	$348,005	$354,480	$0.91
Repairs & Maintenance	$523,772	$619,133	$630,671	$602,601	$602,601	$1.55
Utilities	$784,229	$715,177	$760,052	$770,656	$770,656	$1.98
Other Expenses(4)	$944,796	$1,111,715	$1,079,382	$1,124,251	$1,124,251	$2.89
Total Expenses	$3,665,273	$3,775,422	$3,913,293	$3,945,206	$3,978,208	$10.23

Net Operating Income(5)	$4,936,187	$4,582,876	$4,695,634	$5,164,059	$6,049,264	$15.55
Replacement Reserves	$0	$0	$0	$0	$77,781	$0.20
Normalized TI/LC	$0	$0	$0	$0	$583,361	$1.50
Net Cash Flow	$4,936,187	$4,582,876	$4,695,634	$5,164,059	$5,388,122	$13.85

Occupancy (%)(6)	78.7%	74.1%	77.7%	78.4%	78.3%
NCF DSCR	1.50x	1.39x	1.43x	1.57x	1.64x
NOI Debt Yield	10.6%	9.9%	10.1%	11.1%	13.0%
(1)	Based on the underwritten rent roll dated June 2, 2026, and inclusive of rent steps through June 2027.
(2)	Straight Line rent is based on the straight-line rent steps through the University Park Mortgage Loan term for Apple and Zenith Insurance, which are investment grade.
(3)	Other Income includes roof antenna income and other miscellaneous items.
(4)	Other Expenses includes cleaning & janitorial, general & administrative and landscaping expenses.
(5)	The increase from 3/31/2026 TTM to UW NOI is primarily attributable to the expiration of rent abatements.
(6)	Historical occupancy figures represent the average physical occupancy in each respective year except for 3/31/2026 TTM which is based on the underwritten rent roll dated June 2, 2026. UW Occupancy % represents underwritten economic occupancy.

Appraisal. The University Park Property had an “as-is” appraised value of $80,000,000 as of May 18, 2026. The following table presents certain information relating to appraised value of the University Park Property:

University Park Appraised Value(1)
Property	Value	Capitalization Rate
University Park	$80,000,000	8.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated May 19, 2026, there was no evidence of any recognized environmental conditions at the University Park Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

82

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%

The Market. The University Park Property is located in Orlando, Florida within Orange County, approximately 1.5 miles west of UCF and 14 miles east of downtown Orlando. Primary access is provided by Corporate Boulevard and State Route 434, a major roadway in the Central Florida area that provides access to the greater Orlando metropolitan area. Orange County is one of the world’s premier tourism destinations, as Walt Disney World Resort, Universal Studios and over 100 other theme parks and attractions collectively draw more than 75 million visitors per year, supporting hundreds of thousands of jobs across the hospitality, entertainment, retail and service sectors. Beyond tourism, Orange County features a technology sector with companies such as Lockheed Martin, EA Sports and Darden Restaurants maintaining significant operations alongside emerging tech startups. UCF, one of the largest universities in the United States with over 70,000 students, contributes to workforce developments and research initiatives, namely in engineering, medicine and hospitality management.

According to the appraisal, the University Park Property is located in the University office submarket within the Orlando office market. As of the first quarter of 2026, the University office submarket had a total inventory of 6,363,184 square feet with an occupancy of 84.4% and an average asking rent of $27.34 per square foot.

According to the appraisal, the 2025 population within a one-, three- and five-mile radius of the University Park Property was 14,930, 104,073 and 255,225, respectively. The 2025 average household income within the same radii was $71,564, $97,746 and $103,508, respectively.

The following table presents certain information relating to comparable office leases for the University Park Property:

Comparable Office Rental Summary(1)
Property Name / Address	Distance from Subject (mi)	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)
University Park(2)	-	1988-2001 / 2025	US Government SSA	27,728	Apr-19	15.0	$32.09
3452-3505 Lake Lynda Drive and 11301-11315 Corporate Boulevard
Orlando, FL
9400 Southpark Center Loop - Building T	17.1	2009 / NAP	Listing	3,285	May-26	N/A	$33.50
9400 Southpark Center Loop
Orlando, FL
Research Commons	2.0	1989 / 2006	Stracon Services Group, LLC	1,261	Apr-26	5.3	$32.00
12249 Science Drive
Orlando, FL
Baldwin Point	6.7	2005 / NAP	Security Financial Management	7,446	Jul-25	7.4	$36.00
2420 South Lakemont Drive
Orlando, FL
Sand Lake IV	15.9	1987 / NAP	Listing	10,146	May-26	N/A	$37.50
7380 Sand Lake Road
Orlando, FL
Citadel II	15.1	1985 / 1995	Mass Virtual Expansion	25,239	Jun-26	4	$29.26
5955 T G Lee Boulevard
Orlando, FL
Resource Square One	2.3	1999 / NAP	Conti Federal Services	14,317	May-26	7.6	$31.00
13501 Ingenuity Drive
Orlando, FL
GAI Building	9.8	2011 / NAP	GAI Consulting	31,056	Apr-26	7.4	$36.00
618 East South Street
Orlando, FL
Resource Square Three	1.4	2003 / NAP	General Dynamics Mission Systems	50,368	May-25	5.3	$30.00
12001 Research Parkway
Orlando, FL
Maitland Promenade II	9.4	2001 / NAP	AssistRx	27,870	May-25	7.9	$31.00
495 Keller Road
Maitland, FL
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated June 2, 2026, except for Year Built / Renovated.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

83

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%

The Borrower and the Borrower Sponsors. The borrower is EIP UP, LLC, a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the University Park Mortgage Loan.

The borrower sponsors are IPCP Florida Realty Value Fund II, L.P., Jason Isaacson and Joshua Procacci, and the non-recourse carveout guarantor is IPCP Florida Realty Value Fund II, L.P., with Jason Isaacson and Joshua Procacci as contingent guarantors. IPCP Florida Realty Value Fund II, L.P. is a closed-end private equity real estate fund managed by IP Capital Partners, a general partner firm headquartered in Boca Raton, Florida. IPCP Florida Realty Value Fund II, L.P. represents the second fund in the firm’s Florida Realty Value series and was established in September 2016 to co-invest with institutional investors in opportunistic office and industrial properties within major markets in Florida. The fund currently has an expiration date of August 31, 2027. In the event IPCP Florida Realty Value Fund II, L.P. fails to deliver to the lender written evidence that its term has been extended prior to its expiration on August 31, 2027, and thereafter prior to each subsequent expiration (until the payment and performance of its obligations under the University Park Mortgage Loan documents), Jason Isaacson and Joshua Procacci will automatically become the guarantors. IPCP Florida Realty Value Fund II, L.P. has total commitments of $60 million, $37.35 million of which is uncalled capital. Jason Isaacson is a founding partner and the President of IP Capital Partners who has acquired and financed over $7.0 billion of real estate transactions in the United States across all property types. Joshua Procacci is a founding partner and the Chief Investment Officer of IP Capital Partners.

Property Management. The University Park Property is managed by Cushman & Wakefield U.S., Inc., an independent third-party property management company.

Initial and Ongoing Reserves. At origination of the University Park Mortgage Loan, the borrower deposited approximately: (i) $619,046 into a real estate tax reserve, (ii) $147,700 into an insurance reserve on account of five months of insurance premium payments, (iii) $1,500,000 into a leasing reserve for future tenant improvements and leasing commissions, (iv) $416,727 into a reserve for outstanding obligations for tenant improvements and leasing commissions and (v) $399,998 into a reserve for rent abatement obligations.

Replacement Reserve – On each monthly payment date, the borrower is required to deposit approximately $6,482 for replacements to the University Park Property.

TI/LC Reserve – On each monthly payment date, the borrower is required to deposit approximately $48,613 into a leasing reserve for future tenant improvements and leasing commissions, subject to a cap of $2,000,000.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $68,783).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the annual insurance premiums that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $29,540).

HVAC/Roof Repair Reserve – On each monthly payment date, the borrower is required to deposit approximately $40,000 into a reserve for future HVAC and roof repairs, subject to a cap of $480,000.

Lockbox / Cash Management. The University Park Mortgage Loan is structured with a hard lockbox and springing cash management. The borrower was required to establish a lender-controlled lockbox account on the origination date. The borrower is required to cause all rents to be transmitted directly by tenants of the University Park Property into the lender-controlled lockbox account. If the borrower or the property manager receives any rents, then (i) such amounts are deemed to be collateral for the University Park Mortgage Loan and are required to be held in trust for the benefit of the lender until the payment of such rents to the lender or the depositing of such rents into the lender-controlled lockbox account, (ii) such amounts must not be commingled with any other funds or property of the borrower or the property manager and (iii) the borrower or the property manager are required to deposit such amounts into the lender-controlled lockbox within two business days of receipt. All funds deposited into the lockbox account are required to be transferred on each business day into the borrower’s operating account unless a Cash Management Period (as defined below) exists, in which event such funds will be swept on a daily basis to a cash management account under the control of the lender to be applied and disbursed in accordance with the University Park Mortgage Loan documents. All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the University Park Mortgage Loan documents are required to (i) to the extent a Cash Management Period exists solely as a result of a Trigger Lease Sweep Period (as defined below), be deposited into a special rollover reserve to pay for approved Trigger Lease leasing expenses or (ii) to the extent a Cash Management Period exists for any other reason, be deposited into an excess cash flow reserve account as additional collateral for the University Park Mortgage Loan. Upon the cure of a Trigger Lease Sweep Period, provided no other Trigger Lease Sweep Period is then continuing and no event of default is continuing,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

84

Office – Suburban 3452-3505 Lake Lynda Drive and 11301- 11315 Corporate Boulevard Orlando, FL 32817	Collateral Asset Summary – Loan No. 6 University Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$46,500,000 58.1% 1.64x 13.0%

the lender is required to return any amounts remaining on deposit in the special rollover reserve subaccount to the borrower, provided, however, (a) if a Cash Management Period is then continuing, then no such funds will be disbursed to the borrower, and all such funds will instead be deposited into the cash collateral subaccount, to be applied in accordance with the University Park Mortgage Loan documents and (b) if a Trigger Lease Sweep Period is then continuing (provided no Cash Management Period is then continuing (other than a Cash Management Period triggered solely as a result of a Trigger Lease Sweep Period)), then no such funds will be disbursed to the borrower, and all such funds will remain in the special rollover reserve subaccount, to be applied in accordance with the University Park Mortgage Loan documents. Upon an event of default under the University Park Mortgage Loan documents, the lender may apply funds to the University Park Mortgage Loan in such priority as it may determine.

“Cash Management Period” means a period (A) commencing upon the earliest occurrence of (i) an event of default, (ii) the debt service coverage ratio falling below 1.40x as of the end of any calendar quarter and (iii) the commencement of a Trigger Lease Sweep Period; and (B) expiring upon, with regard to any Cash Management Period commenced in connection with (x) clause (i) above, the cure (if applicable) of such event of default and no other event of default has occurred and is continuing, (y) clause (ii) above, the date the debt service coverage ratio has been at least 1.40x for two consecutive quarters, or the borrower deposits to the lender, in cash or letter of credit, the amount which, if deducted from the unpaid principal, would cause the debt service coverage ratio to be 1.40x and (z) clause (iii) above, such Trigger Lease Sweep Period has ended.

“Trigger Lease Sweep Period” means a period (A) commencing upon the occurrence of any of the following: (i) twelve months prior to the end of the term of any lease (leased by such tenant and/or its affiliates) which covers 10% or more of the rentable square feet at the University Park Property (including any renewal terms) (a “Trigger Lease”), (ii) the date under a Trigger Lease where the related tenant is required to give notice of its exercise of a renewal option thereunder (and such renewal has not been exercised) or the date the tenant under such Trigger Lease gives notice of its intention not to renew or extend its Trigger Lease, (iii) any Trigger Lease (or material portion thereof) is surrendered, cancelled or terminated prior to its then current expiration date or any tenant under such Trigger Lease gives written notice of its intention to terminate, surrender or cancel its Trigger Lease, (iv) any tenant under a Trigger Lease discontinues its business in any material portion of its premises (i.e. “goes dark”) or gives written notice of its intention to do so, (v) the occurrence and continuance (beyond any applicable notice and cure periods) of a default under any Trigger Lease by the applicable tenant, or (vi) the occurrence of an insolvency or bankruptcy proceeding, among other things, by any tenant under a Trigger Lease, its parent company or the lease guarantor under a Trigger Lease, as described in the University Park Mortgage Loan documents (a “Trigger Tenant Insolvency Proceeding”); and (B) expiring upon the earlier to occur of (I) the determination by the lender that sufficient funds have been accumulated to pay for all anticipated expenses in connection with the re-leasing of the space under the applicable Trigger Lease, including brokerage commissions, tenant improvements and any anticipated shortfalls of payments required under the University Park Mortgage Loan documents as a result of insufficient rents due to down-time or free rent periods or (II) with regard to any Trigger Lease Sweep Period commenced in connection with (x) clauses (i), (ii), (iii) or (iv) above, the earlier to occur of (1) the date on which the tenant under the subject Trigger Lease irrevocably exercises its renewal or extension option (or otherwise enters into an extension agreement with the borrower and reasonably acceptable to the lender) with respect to all the space demised under its Trigger Lease and, in the lender’s reasonable judgment, sufficient funds have been accumulated to pay for all anticipated approved Trigger Lease leasing expenses for such Trigger Lease and any other anticipated expenses in connection with such renewal or extension, or (2) the date on which all of the space demised under the subject Trigger Lease has been fully leased pursuant to a replacement lease or replacement leases approved by the lender, and all approved Trigger Lease leasing expenses (and any other expenses in connection with the re-tenanting of such space) have been paid in full, (y) clause (v) above, the applicable tenant under a Trigger Lease has cured its default and no other tenant under a Trigger Lease has defaulted for a period of six consecutive months following such cure, or (z) clause (vi) above, the applicable Trigger Tenant Insolvency Proceeding has terminated and the applicable Trigger Lease has been affirmed, assumed or assigned in a manner reasonably satisfactory to the lender.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

85

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

86

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

87

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance	Property Type – Subtype(2):	Various – Various
Borrower Sponsor(s):	Chaim Hager	Collateral:	Fee
Borrower(s):	501 1/2 East Associates, LLC, 444 W 48, LLC, 200 W 96 LLC and 753 Ninth Ave LLC	Location:	New York, NY
Original Balance:	$24,500,000	Year Built / Renovated(2):	Various / Various
Cut-off Date Balance:	$24,500,000	Property Management:	H.S.C. Management Corp.
% by Initial UPB:	3.2%	Size:	60 Units
Interest Rate:	6.86000%	Appraised Value / Per Unit:	$34,100,000 / $568,333
Note Date:	October 15, 2026	Appraisal Date:	July 27, 2026
Original Term:	60 months	Occupancy:	93.3% (as of September 1, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	92.5%
Original Amortization:	NAP	Underwritten NOI(3):	$2,107,397
Interest Only Period:	60 months	Underwritten NCF:	$2,060,273
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI(3):	$1,697,393 (TTM June 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$1,320,264
Call Protection:	L(24),D(29),O(7)	2024 NOI(4):	NAV
Lockbox / Cash Management:	Springing / Springing	2023 NOI(4):	NAV

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Unit:	$408,333
Taxes:	$396,908	$66,151	NAP	Maturity Date Loan / Unit:	$408,333
Insurance:	$21,062	$7,021	NAP	Cut-off Date LTV:	71.8%
Replacement Reserves:	$0	$1,584	NAP	Maturity Date LTV:	71.8%
TI / LC:	$0	$942	NAP	UW NOI DY:	8.6%
Deferred Maintenance:	$113,735	$0	NAP	UW NCF DSCR:	1.21x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$24,500,000	100.0%	Loan Payoff	$18,118,945	74.0%
			Borrower Sponsor Equity	4,006,916	16.4
			Closing Costs	1,842,434	7.5
			Upfront Reserves	531,705	2.2
Total Sources	$24,500,000	100.0%	Total Uses	$24,500,000	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	See the chart titled “Portfolio Summary” under “The Properties” below.
(3)	The increase from Most Recent NOI to Underwritten NOI is primarily attributable to lease up at the 753 9th Avenue property following its recent renovation in 2026.
(4)	2023 NOI and 2024 NOI is not presented because 2023 NOI and 2024 NOI for the 753 9th Avenue and 200 West 96th Street properties was unavailable. 2023 NOI and 2024 NOI for the 753 9th Avenue property was not available because the property was acquired in 2024 and recently renovated in 2026. 2023 NOI and 2024 NOI for the 200 West 96th Street property was not available because the property was acquired in 2024.

The Loan. The seventh largest mortgage loan (the “Hager NYC Portfolio Mortgage Loan”) is secured by the borrowers’ fee simple interests in a 60-unit, four property multifamily and mixed-use portfolio located across the Hell’s Kitchen, Upper West Side and Yorkville neighborhoods of New York, New York (the “Hager NYC Portfolio Properties”). The Hager NYC Portfolio Mortgage Loan is evidenced by a single promissory note with an outstanding principal balance as of the Cut-off Date of $24,500,000. The Hager NYC Portfolio Mortgage Loan was originated on October 15, 2026 by CREFI and accrues interest at a fixed rate of 6.86000% per annum on an Actual/360 basis. The Hager NYC Portfolio Mortgage Loan has an initial term of five-years and is interest-only for the full term. The scheduled maturity date of the Hager NYC Portfolio Mortgage Loan is November 6, 2031.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

88

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

The Properties. The Hager NYC Portfolio Properties are comprised of two multifamily properties and two mixed use (multifamily/retail) properties totaling 60 multifamily units located in the Hell's Kitchen (two properties, 54.2% of underwritten NOI), Upper West Side (one property, 26.5% of underwritten NOI), and Yorkville (one property, 19.3% of underwritten NOI) neighborhoods of Manhattan. The Hager NYC Portfolio Properties were originally constructed between 1900 and 1940 and range in size from eight units to 30 units. In addition to the multifamily units, the Hager NYC Portfolio Properties contain approximately 5,651 square feet of retail space, which accounts for 28.4% of underwritten revenue. As of September 1, 2026, the retail component was 100.0% leased to six tenants at an underwritten average rent of approximately $153.94 per square foot and one signage tenant.

The multifamily unit mix at the Hager NYC Portfolio Properties consists of 14 studio units, 16 one-bedroom units, 27 two-bedroom units, and three three-bedroom units. Of the 60 multifamily units at the Hager NYC Portfolio Properties, 42 are free market, 16 are rent stabilized, and two are rent controlled. In addition, 22 of the 60 units (16 at 444 West 48th Street, five at 753 9th Avenue and one at 501 1/2 East 83rd Street), comprising 47.5% of residential rental income, are leased to third-party short-term rental operators, Urban Furnished, LLC, Haus NY LLC, and Keyturn Inc. dba Haus. Unit amenities include hardwood flooring, updated kitchens with solid-surface countertops, stainless steel appliances, dishwashers, and in-unit laundry in select units. As of September 1, 2026, the multifamily component of the Hager NYC Portfolio Properties was 93.3% leased.

The following table presents certain information relating to the Hager NYC Portfolio Properties:

Portfolio Summary
Property Name	Property Type	Subtype	Neighborhood(1)	Year Built / Renovated(1)	# of Units(2)	Occupancy(2)	Allocated Cut-off Date Balance	% of Allocated Cut-off Date Balance	UW NOI(2)	% of UW NOI(2)	Appraised Value(1)
444 West 48th Street	Multifamily	Mid Rise	Hell’s Kitchen	1940 / 1989	30	90.0%	$8,275,000	33.8%	$670,067	31.8%	$12,100,000
200 West 96th Street	Mixed Use	Multifamily/Retail	Upper West Side	1900 / 1984	8	87.5%	$6,100,000	24.9%	$559,287	26.5%	$7,800,000
753 9th Avenue	Mixed Use	Multifamily/Retail	Hell’s Kitchen	1920 / 2026	11	100.0%	$5,300,000	21.6%	$471,204	22.4%	$7,100,000
501 1/2 East 83rd Street	Multifamily	Mid Rise	Yorkville	1910 / 1986	11	100.0%	$4,825,000	19.7%	$406,839	19.3%	$7,100,000
Total/ Wtd. Avg					60	93.3%	$24,500,000	100.0%	$2,107,397	100.0%	$34,100,000
(1)	Source: Appraisals.
(2)	Based on the underwritten rent rolls dated September 1, 2026. Represents multifamily units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

89

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

The following table presents certain information relating to the multifamily unit mix at the Hager NYC Portfolio Properties:

Portfolio Unit Mix(1)(2)
Unit Type	# of Units	% of Total Units	Occupied Units	Occupancy	Average Monthly Rent Per Unit(1)	Average Monthly Market Rent Per Unit
444 West 48th Street
Studio – MR	10	33.3%	9	90.0%	$3,494	$3,400
Studio - RS	3	10.0%	3	100.0%	$1,592	$3,400
1 BR - MR	9	30.0%	8	88.9%	$3,642	$3,600
1 BR - RS	4	13.3%	3	75.0%	$2,285	$3,600
2BR - MR	4	13.3%	4	100.0%	$3,940	$4,000
Property Total / Wtd Avg.	30	50.0%	27	90.0%	$3,258	$3,567
200 West 96th Street
2 BR - MR	1	12.5%	1	100.0%	$5,000	$5,000
2 BR - RC	2	25.0%	2	100.0%	$630	$5,000
2 BR - RS	2	25.0%	1	50.0%	$1,136	$5,000
3 BR - MR	2	25.0%	2	100.0%	$5,286	$5,700
3 BR - RS	1	12.5%	1	100.0%	$5,500	$5,700
Property Total / Wtd Avg.	8	13.3%	7	87.5%	$3,352	$5,263
753 9th Avenue
2 BR - MR	6	54.5%	6	100.0%	$4,711	$5,000
2 BR - RS	5	45.5%	5	100.0%	$3,398	$5,000
Property Total / Wtd Avg.	11	18.3%	11	100.0%	$4,114	$5,000
501 1/2 East 83rd Street
Studio - MR	1	9.1%	1	100.0%	$3,000	$3,100
1 BR - MR	3	27.3%	3	100.0%	$3,475	$3,500
2 BR - MR	6	54.5%	6	100.0%	$4,783	$4,800
2 BR - RS	1	9.1%	1	100.0%	$1,144	$4,800
Property Total / Wtd Avg.	11	18.3%	11	100.0%	$3,933	$4,291
Portfolio Total / Wtd Avg.	60	100.0%	56	93.3%	$3,571	$4,188
(1)	Based on the underwritten rent rolls dated September 1, 2026. Represents multifamily units. Average Monthly Rent Per Unit is based on occupied units.
(2)	“MR" designates market rate units, “RS” designates rent stabilized units, and “RC” designates rent controlled units.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

90

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

The following table presents certain information relating to the operating history and Underwritten Net Cash Flow at the Hager NYC Portfolio Properties:

Cash Flow Analysis(1)
	2025	TTM 6/30/2026(2)	U/W(2)	U/W Per Unit(3)
Base Rent - Residential	$1,614,824	$1,900,470	$2,399,628	$39,994
Potential Income from Vacant Units	0	0	187,200	$3,120
Gross Potential Rent - Residential	$1,614,824	$1,900,470	$2,586,828	$43,114

Net Rental Income	$1,614,824	$1,900,470	$2,586,828	$43,114
(Vacancy / Credit Loss)	$0	$0	(219,069)	($3,651)
Effective Gross Income - Residential	$1,614,824	$1,900,470	$2,367,759	$39,463

Base Rent - Commercial	$776,224	$836,928	$918,899	$162.61
Gross Potential Rent - Commercial	$776,224	$836,928	$918,899	$162.61
Other Income- Commercial(4)	$52,002	$77,279	$67,492	$11.94
Net Rental Income	$828,227	$914,207	$986,392	$174.55
(Vacancy / Credit Loss)	$0	$0	(49,320)	($8.73)
Effective Gross Income- Commercial	$828,227	$914,207	$937,072	$165.82

Total Effective Gross Income	$2,443,051	$2,814,677	$3,304,831	$55,081

Real Estate Taxes	$722,809	$748,256	$756,015	$12,600
Insurance	64,921	51,439	80,235	$1,337
Management Fee	73,292	84,440	99,145	$1,652
Other Expenses(5)	261,766	233,148	262,038	$4,367
Total Expenses	$1,122,787	$1,117,284	$1,197,434	$19,957

Net Operating Income	$1,320,264	$1,697,393	$2,107,397	$35,123
Replacement Reserves - Residential	0	0	18,164	$303
Replacement Reserves - Commercial	0	0	848	$0.15
TI/LC	0	0	28,112	$4.97
Net Cash Flow	$1,320,264	$1,697,393	$2,060,273	$34,338

Occupancy	NAP	93.3%(6)	92.5%(7)
NCF DSCR	0.77x	1.00x	1.21x
NOI Debt Yield	5.4%	6.9%	8.6%
(1)	2024 financial information is not presented because 2024 financial information for the 753 9th Avenue and 200 West 96th Street properties was unavailable. 2024 financial information for the 753 9th Avenue property was not available because the property was acquired in 2024 and recently renovated in 2026. 2024 financial information for the 200 West 96th Street property was not available because the property was acquired in 2024.
(2)	The increase from TTM 6/30/2026 Net Operating Income to U/W Net Operating Income is primarily attributable to lease up at the 753 9th Avenue property following its recent renovation in 2026.
(3)	U/W Per Unit is based on 60 multifamily units for all line items except commercial income line items, Replacement Reserves - Commercial and TI/LC, which are based on the total commercial SF of 5,651 SF.
(4)	Other Income – Commercial includes real estate tax recoveries for Hager NYC Portfolio’s six commercial tenants.
(5)	Other Expenses include payroll and benefits, repairs and maintenance, utilities, and general and administrative.
(6)	Represents Occupancy for the multifamily portion as of the underwritten rent rolls dated September 1, 2026.
(7)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

91

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

Appraisals. The appraisals dated July 27, 2026, concluded to an aggregate “As-Is” value of the individual Hager NYC Portfolio Properties of $34,100,000.

Hager NYC Portfolio Appraised Value(1)
Property	Value	Capitalization Rate
444 West 48th Street	$12,100,000	5.75%
200 West 96th Street	$7,800,000	6.50%
753 9th Avenue	$7,100,000	6.25%
501 1/2 East 83rd Street	$7,100,000	5.75%
Total / Wtd. Avg.	$34,100,000	6.03%
(1)	Source: Appraisals.

Environmental Matters. According to the Phase I environmental reports dated from August 6, 2026 to August 7, 2026, there were no recognized environmental conditions at the Hager NYC Portfolio Properties.

The Market. The Hager NYC Portfolio Properties are comprised of two multifamily and two mixed use properties containing 60 multifamily units, located in the Hell's Kitchen (two properties, 54.2% of underwritten NOI), Upper West Side (one property, 26.5% of underwritten NOI), and Yorkville (one property, 19.3% of underwritten NOI) neighborhoods of Manhattan.

The following table presents certain information relating to the Hager NYC Portfolio Properties submarkets:

Submarket Summary(1)
Property Name	Submarket	Submarket Inventory (Units)	Submarket Vacancy	Submarket Rent per Unit	UW Rent Per Unit(2)
444 West 48th Street	Midtown West	34,209	2.5%	$5,136	$3,258
200 West 96th Street	Upper West Side	58,018	2.4%	$5,458	$3,352
753 9th Avenue	Midtown West	34,209	2.5%	$5,136	$4,114
501 1/2 East 83rd Street	Upper East Side	58,561	1.6%	$4,727	$3,933
Total/ Wtd. Avg(3)		184,997	2.2%	$5,108	$3,571
(1)	Source: Third-party market research reports.
(2)	Based on the underwritten rent rolls dated September 1, 2026. Represents multifamily units. UW Rent Per Unit reflects the average value for occupied units.
(3)	Total/Wtd. Avg. is based on the number of units for each property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

92

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

The following table presents certain information relating to comparable multifamily properties to the Hager NYC Portfolio Properties:

Multifamily Rent Comparables(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Number of Units	Occupancy	Unit Type	Average Rent Per Unit
444 West 48th Street(2) New York, NY	-	1940 / 1989	30	90.0%	Studio – MR	$3,494
					Studio – RS	$1,592
					1 BR - MR	$3,642
					1 BR - RS	$2,285
					2BR - MR	$3,940
515 West 47th Street	0.1 mi	1901 / 1987	15	100.0%	1 BR / 1 BA	$4,355
New York, NY					2 BR / 1 BA	$5,205
245 West 51st Street	0.4 mi	1912 / 1998	80	95.0%	Studio / 1 BA	$3,150
New York, NY					1 BR / 1 BA	$3,548
					2 BR / 1 BA	$4,973
200 West 96th Street(2) New York, NY	-	1900 / 1984	8	87.5%	2 BR - MR	$5,000
					2 BR - RC	$630
					2 BR - RS	$1,136
					3 BR - MR	$5,286
					3 BR - RS	$5,500
702-704 Amsterdam Avenue	0.1 mi	1920 / NAV	18	100.0%	1 BR / 1 BA	$3,650
New York, NY					2 BR / 1 BA	$4,481
744 Amsterdam Avenue	0.1 mi	1920 / NAV	9	100.0%	2 BR / 2 BA	$4,463
New York, NY
753 9th Avenue(2) New York, NY	-	1920 / 2026	11	100.0%	2 BR - MR	$4,711
					2 BR - RS	$3,398
245 West 51st Street	0.2 mi	1912 / 1998	80	95.0%	Studio / 1 BA	$3,150
New York, NY					1 BR / 1 BA	$3,548
					2 BR / 1 BA	$4,973
357 West 54th Street	0.2 mi	1910 / NAV	21	100.0%	Studio / 1 BA	$2,573
New York, NY					1 BR / 1 BA	$2,945
					2 BR / 1 BA	$3,345
501 1/2 East 83rd Street(2) New York, NY	-	1910 / 1986	11	100.0%	Studio - MR	$3,000
					1 BR - MR	$3,475
					2 BR - MR	$4,783
					2 BR - RS	$1,144
423 East 83rd Street	0.1 mi	1910 / 1966	40	99.0%	Studio / 1 BA	$3,150
New York, NY					1 BR / 1 BA	$3,398
1567 2nd Avenue	0.3 mi	1925 / NAV	4	100.0%	Studio / 1 BA	$3,100
New York, NY					2 BR / 1 BA	$4,399
					3 BR / 1 BA	$5,500
(1)	Source: Appraisals, unless otherwise indicated.
(2)	Based on the underwritten rent rolls dated September 1, 2026. Average Rent Per Unit reflects the average value for occupied units.

The Borrowers and the Borrower Sponsor. The borrowers are 501 1/2 East Associates, LLC, 444 W 48, LLC, 200 W 96 LLC and 753 Ninth Ave LLC, each a New York limited liability company and single purpose entity having at least one independent director in its organizational structure. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Hager NYC Portfolio Mortgage Loan.

The borrower sponsor and non-recourse carveout guarantor is Chaim Hager, the indirect 50% owner of the 200 W 96 LLC borrower, and the indirect 100% owner of the other borrowers. Chaim Hager has been involved in the ownership and management of real estate and nursing homes for over twenty years. Over that time, Chaim Hager has built a portfolio of multifamily, mixed use, and development sites throughout New York City.

Property Management. The Hager NYC Portfolio Properties are managed by H.S.C. Management Corp., an independent third-party property management company.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

93

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

Initial and Ongoing Reserves. At origination of the Hager NYC Portfolio Mortgage Loan, the borrowers deposited (i) $113,735 into a reserve for immediate repairs, (ii) approximately $396,908 into a reserve account for real estate taxes and (iii) approximately $21,062 into a reserve account for insurance premiums.

Tax Reserve – The borrowers are required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $66,151).

Insurance Reserve – The borrowers are required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which will be sufficient to pay the insurance premiums due for the renewal of coverage afforded by such policies at least thirty days prior to the due date thereof (initially estimated to be approximately $7,021).

Replacement Reserve – The borrowers are required to deposit into a replacement reserve, on a monthly basis, approximately $1,584.

TI/LC Reserve – The borrowers are required to deposit into a TI/LC reserve, on a monthly basis, approximately $942.

Lockbox / Cash Management. The Hager NYC Portfolio Mortgage Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Trigger Period (as defined below), the borrowers are required to establish a lender-controlled lockbox account, and are thereafter required to deposit, or cause the property manager to deposit, promptly upon receipt but in no event more than two days after receipt, all revenue received by the borrowers or the property manager into such lockbox. Within five days after the first occurrence of a Trigger Period, the borrowers are required to deliver a notice to all non-residential tenants at the Hager NYC Portfolio Properties and to all credit card companies or credit card clearing banks with which the borrower or the property manager has entered into a merchant agreement or similar arrangement with respect to the Hager NYC Portfolio Properties, directing them to remit all payments into the lender-controlled lockbox account. All funds deposited into the lockbox are required to be transferred on each business day to or at the direction of the borrowers unless a Trigger Period exists and the lender elects (in its sole and absolute discretion) to deliver a restricted account notice, in which case all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Hager NYC Portfolio Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Hager NYC Portfolio Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Hager NYC Portfolio Mortgage Loan, unless a Trigger Period no longer exists, in which case they are to be disbursed to the borrowers. Upon the cure of all Trigger Periods, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrowers. Upon an event of default under the Hager NYC Portfolio Mortgage Loan documents, the lender may apply funds to the debt in such priority as it may determine. Notwithstanding the foregoing, on one occasion during the term of the Hager NYC Portfolio Mortgage Loan, upon the expiration of the first Trigger Period, the lender is required to cooperate with the deactivation of the lockbox account upon the borrowers’ request; provided that upon the next occurrence of a Trigger Period, the foregoing provisions will again apply throughout the term of the Hager NYC Portfolio Mortgage Loan.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the Hager NYC Portfolio Mortgage Loan documents, and (ii) the debt service coverage ratio being less than 1.15x; and (B) expiring upon (x) with regard to clause (i) above, the cure (if applicable) of such event of default under the Hager NYC Portfolio Mortgage Loan documents, and (y) with regard to clause (ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for two consecutive calendar quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. The borrowers have the right at any time after the end of the two year period commencing on the Closing Date of the Benchmark 2026-V24 securitization, to obtain the release of any one or more of the individual Hager NYC Portfolio Properties, provided that, among other conditions, (i) the borrowers have defeased (or, on or after the monthly payment date occurring six months prior to the maturity date, prepaid) the Hager NYC Portfolio Mortgage Loan in an amount equal to 125% of the allocated loan amount of the released Hager NYC Portfolio Property, (ii) after giving effect to the release, the debt yield with respect to the remaining Hager NYC Portfolio Properties must be greater than the greater of (1) the debt yield of all the Hager NYC Portfolio Properties immediately prior to the release and (2) 8.41%, (iii) after giving effect to the release, the debt service coverage ratio with respect to the remaining Hager NYC Portfolio Properties must be greater than the greater of (1) the debt service coverage ratio of all the Hager NYC Portfolio Properties immediately prior to the release and (2) 1.21x, (iv) after giving effect to the release, the loan-to-value ratio with respect to the remaining Hager NYC Portfolio Properties must be no greater than the lesser of (1) the loan-to-value ratio with respect to all of the Hager NYC Portfolio Properties immediately prior to the release and (2) 71.85%, and (v) compliance with REMIC related conditions.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

94

Various – Various Various New York, NY Various	Collateral Asset Summary – Loan No. 7 Hager NYC Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,500,000 71.8% 1.21x 8.6%

In addition, the Hager NYC Portfolio Mortgage Loan documents provide that the borrower may obtain the release from the lien of the Hager NYC Portfolio Mortgage Loan of all or any portion of the borrowers’ unused development rights, air right or unused floor area appurtenant to the 200 West 96th Street property (collectively, the “Hager West 96th Air Rights”), provided that, among other conditions (i) the Hager West 96th Air Rights to be released are sold or otherwise transferred in a bona fide third party transaction, (ii) simultaneously with the release, the borrowers must deposit with the lender an amount equal to 50% of the total gross purchase price payable for the Hager West 96th Air Rights to be held as additional collateral for the Hager NYC Portfolio Mortgage Loan, (iii) the transfer and any related zoning lot merger, development rights transfer, declaration of restrictions or other instrument must comply with all legal requirements and not render the 200 West 96th Street property a non-conforming use or structure, and all requisite governmental approvals must have been obtained and be in full force and effect, (iv) the borrowers must submit to the lender a partial release of lien which will not impair or adversely affect the rights of the lender under the Hager NYC Portfolio Mortgage Loan documents, (v) the borrowers, at their sole cost and expense: (x) must cause the Hager West 96th Air Rights to be designated as a separate tax lot (or lots) from the related Hager NYC Portfolio Property in accordance with all applicable legal requirements, or, if after commercially reasonable efforts the borrowers cannot do so prior to or simultaneously with the release, they must deliver evidence reasonably satisfactory to the lender that the Hager West 96th Air Rights are separately assessed and taxed from the related Hager NYC Portfolio Property, and (y) obtain and deliver to the lender, and cause to be recorded, a zoning lot development agreement and related zoning lot instruments acceptable to the lender and (vi) certain REMIC related conditions are satisfied.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

95

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

96

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

97

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use – Office/Retail
Borrower Sponsor(s):	Yosef Elishayev	Collateral:	Fee
Borrower(s):	20 West 47 Street Associates II LLC	Location:	New York, NY
Original Balance(1):	$19,900,000	Year Built / Renovated:	1924 / 2013
Cut-off Date Balance(1):	$19,871,979	Property Management:	SYU Properties, LLC
% by Initial UPB:	2.6%	Size:	139,078 SF
Interest Rate:	7.12000%	Appraised Value / Per SF:	$114,000,000 / $820
Note Date:	September 2, 2026	Appraisal Date:	June 15, 2026
Original Term:	60 months	Occupancy:	100.0% (as of July 1, 2026)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	97.0%
Original Amortization:	360 months	Underwritten NOI:	$7,731,749
Interest Only Period:	None	Underwritten NCF:	$7,331,033
First Payment Date:	October 6, 2026
Maturity Date:	September 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI:	$7,112,184 (TTM June 30, 2026)
Additional Debt Balance(1):	$49,929,596	2025 NOI:	$7,153,698
Call Protection:	L(26),D(27),O(7)	2024 NOI:	$6,971,475
Lockbox / Cash Management:	Springing / Springing	2023 NOI:	$6,461,997

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$502
Taxes:	$455,797	$227,899	NAP	Maturity Date Loan / SF:	$477
Insurance(2):	$0	Springing	NAP	Cut-off Date LTV:	61.2%
Replacement Reserves:	$0	$2,318	NAP	Maturity Date LTV:	58.2%
				UW NOI DY:	11.1%
				UW NCF DSCR:	1.30x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$69,900,000	99.9%	Loan Payoff	$68,007,366	97.2%
Borrower Sponsor Equity	63,713	0.1	Closing Costs	1,500,550	2.1
			Upfront Reserves	455,797	0.7
Total Sources	$69,963,713	100.0%	Total Uses	$69,963,713	100.0%
(1)	The 20 West 47th Street Mortgage Loan (as defined below) is part of the 20 West 47th Street Whole Loan (as defined below), which is comprised of three pari passu notes with an aggregate outstanding principal balance as of the Cut-off Date of $69,801,575. The Financial Information in the chart above reflects the 20 West 47th Street Whole Loan.
(2)	See “Escrows and Reserves” below for further discussion of reserve information.

The Loan. The eighth largest mortgage loan (the “20 West 47th Street Mortgage Loan”) is part of a whole loan (the “20 West 47th Street Whole Loan”), which is evidenced by three pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $69,801,575 and is secured by the borrower’s fee interest in a 139,078 square foot mixed use property located in the Diamond District of New York, New York (the “20 West 47th Street Property”). The 20 West 47th Street Mortgage Loan has an initial term of five years, amortizes on a 360-month schedule and accrues interest at a fixed rate of 7.12000% per annum on an Actual/360 basis. The 20 West 47th Street Mortgage Loan is evidenced by the non-controlling Note A-3 with an outstanding principal balance as of the Cut-off Date of $19,871,979.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

98

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

The table below identifies the promissory notes that comprise the 20 West 47th Street Whole Loan. The relationship between the holders of the 20 West 47th Street Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The 20 West 47th Street Whole Loan will be serviced under the pooling and servicing agreement for the BBCMS 2026-5C43 securitization trust. See “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$30,000,000	$29,957,757	BBCMS 2026-5C43	Yes
A-2	$20,000,000	$19,971,838	BBCMS 2026-5C43	No
A-3	$19,900,000	$19,871,979	Benchmark 2026-V24	No
Whole Loan	$69,900,000	$69,801,575

The Property. The 20 West 47th Street Property is a 14-story, 139,078 square foot mixed-use office and retail property with jewelry showroom space located on West 47th Street between Fifth and Sixth Avenues in the Diamond District of New York, New York. The 20 West 47th Street Property was originally constructed in 1924 and was most recently renovated in 2013 following the borrower sponsor's acquisition of the 20 West 47th Street Property in 2012. Renovations totaled approximately $20.0 million and included upgrades to the heating ventilation and air-conditioning system, elevators, roof, water tank, and other base building components, as well as renovations to common areas. The 20 West 47th Street Property also includes ground-floor retail suites, a jewelry exchange, and additional mezzanine and lower-level retail space occupied primarily by jewelry-related tenants. According to the appraisal, the Diamond District spans from 46th Street to 48th Street between Fifth and Sixth Avenues and serves as one of the primary centers of the United States diamond and jewelry trade.

As of July 1, 2026, the 20 West 47th Street Property was 100% leased to a highly diversified tenant base comprised primarily of jewelry wholesalers, retailers, manufacturers, traders, appraisers, and related service providers. No individual tenant at the 20 West 47th Street Property accounts for more than approximately 3.8% of net rentable area. As of the Cut-off Date, tenants at the 20 West 47th Street Property had been in occupancy for a weighted average of approximately 10.2 years. Furthermore, approximately 67.6% of net rentable area and 61.9% of underwritten base rent had been occupied by tenants for at least five years.

Major Tenants. The three largest tenants based on underwritten base rent are Marchello The Jeweler Inc. (“Marchello The Jeweler”), Moses Jewelry Inc. (“Moses Jewelry”), and El Russo & Co, Inc. (“El Russo & Co.”).

Marchello The Jeweler (2,526 square feet; 1.8% of net rentable area; 6.0% of underwritten base rent). Marchello The Jeweler is a New York City-based jewelry retailer specializing in natural earth-mined diamonds, engagement rings, custom jewelry, and luxury watches. According to the company's website, Marchello The Jeweler has operated for 35 years and serves customers through both its showroom and online platform. Marchello The Jeweler has been a tenant at the 20 West 47th Street Property since February 1, 2026 and has a current lease term through January 2036 with no renewal options or termination options remaining.

Moses Jewelry (2,507 square feet; 1.8% of net rentable area; 4.6% of underwritten base rent). Moses Jewelry is a family-owned jeweler operating within New York City's Diamond District. According to the company's website, founder Ben Moses began designing jewelry in the 1950s and later established the business on 47th Street in Manhattan. The company remains family-operated and specializes in custom jewelry, engagement rings, diamonds, and antique jewelry. Moses Jewelry has been a tenant at the 20 West 47th Street Property since August 1, 2024 and has a current lease term (i) in regard to 607 square feet of retail, mezzanine, and lower-level space, through July 2029, with one five-year renewal option and no termination options remaining and (ii) in regard to 1,900 square feet of office and showroom space, through June 2030, with one five-year renewal option and no termination options remaining.

El Russo & Co., Inc. (621 square feet; 0.4% of net rentable area; 2.7% of underwritten base rent). El Russo & Co. is a luxury watch retailer located in Manhattan's Diamond District. According to the company's website, El Russo specializes in rare and highly sought-after timepieces, including brands such as Richard Mille, Patek Philippe, and Audemars Piguet. El Russo & Co. has been a tenant at the 20 West 47th Street Property since November 2013 and currently occupies its space on a month-to-month basis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

99

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

The following table presents certain information relating to the major tenants at the 20 West 47th Street Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of U/W Base Rent	Lease Expiration	Term. Option (Y/N)	Renewal Options
Major Retail Tenants
Marchello The Jeweler Inc	NR/NR/NR	2,526	1.8%	$680,712	$269.48	6.0%	1/31/2036	N	N
Moses Jewelry Inc	NR/NR/NR	607	0.4%	356,490	$587.30	3.1%	7/31/2029	N	1 x 5 yr
El Russo & Co, Inc.	NR/NR/NR	621	0.4%	309,000	$497.58	2.7%	MTM	N	N
GIM 20 INC	NR/NR/NR	988	0.7%	294,060	$297.72	2.6%	12/31/2030	N	N
Daniela Diamonds LLC	NR/NR/NR	640	0.5%	234,581	$366.53	2.1%	10/31/2029	N	1 x 5 yr
Total Major Retail Tenants		5,382	3.9%	$1,874,843	$348.37	16.5%
Other Retail Tenants		12,287	8.8%	2,043,734	$166.33	17.9%
Total Retail Tenants		17,669	12.7%	$3,918,577	$221.78	34.4%

Office Tenants
R.E.L. International Inc.	NR/NR/NR	5,290	3.8%	307,549	$58.14	2.7%	5/31/2028	N	N
NYC Luxury Inc	NR/NR/NR	4,706	3.4%	267,347	$56.81	2.3%	9/30/2029	N	1 x 5 yr
Eliantte Group Inc.	NR/NR/NR	3,600	2.6%	252,000	$70.00	2.2%	MTM	N	N
Sparkle Gems, Inc.	NR/NR/NR	3,835	2.8%	233,548	$60.90	2.1%	12/31/2028	N	N
NY Gold & Silver	NR/NR/NR	3,300	2.4%	199,641	$60.50	1.8%	12/31/2030	N	N
Moses Jewelry Inc	NR/NR/NR	1,900	1.4%	173,040	$91.07	1.5%	6/30/2030	N	1 x 5 yr
Total Major Office Tenants		22,631	16.3%	$1,433,125	$63.33	12.6%
Other Office Tenants		90,863	65.3%	5,748,601	$63.27	50.5%
Total Office Tenants		113,494	81.6%	$7,181,726	$63.28	63.1%

Storage Tenants		5,426	3.9%	$288,142	$53.10	2.5%
Other Tenants(2)		2,489	1.8%	$0	$0.00	0.0%
Total Occupied		139,078	100.0%	$11,388,444	$81.89	100.0%
Vacant		0	0.0%
Total		139,078	100.0%
(1)	Based on the underwritten rent roll dated July 1, 2026 and inclusive of $224,599 of contractual rent steps through September 15, 2027.
(2)	Other tenants include a management office, a shared tenant amenity space, and a non-income generating storage space for which no underwritten rent is attributable.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

100

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

The following table presents certain information relating to the lease rollover schedule at the 20 West 47th Street Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM(3)	29,253	21.0%	21.0%	$2,501,525	22.0%	$85.51	48
2027	17,262	12.4%	33.4%	$1,440,544	12.6%	$83.45	32
2028	34,125	24.5%	58.0%	$2,196,322	19.3%	$64.36	34
2029	27,197	19.6%	77.5%	$2,599,118	22.8%	$95.57	32
2030	11,512	8.3%	85.8%	$1,040,663	9.1%	$90.40	10
2031	14,714	10.6%	96.4%	$929,560	8.2%	$63.18	9
2032	0	0.0%	96.4%	$0	0.0%	$0.00	0
2033	0	0.0%	96.4%	$0	0.0%	$0.00	0
2034	0	0.0%	96.4%	$0	0.0%	$0.00	0
2035	0	0.0%	96.4%	$0	0.0%	$0.00	0
2036 & Beyond	2,526	1.8%	98.2%	$680,712	6.0%	$269.48	1
Other(4)	2,489	1.8%	100.0%	$0	0.0%	$0.00	3
Vacant	0	0.0%	0.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	139,078	100.0%		$11,388,444	100.0%	$81.89	169
(1)	Based on the underwritten rent roll dated July 1, 2026 and inclusive of $224,599 of contractual rent steps through September 15, 2027.
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	2026 & MTM includes 48 leases, of which 43 are MTM, representing 27,713 SF of NRA and $2,388,043 in UW Base Rent.
(4)	Other includes a management office, a shared tenant amenity space and a non-income generating storage space which are occupied but account for $0 of underwritten rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

101

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the 20 West 47th Street Property:

Cash Flow Analysis(1)
	2023	2024	2025	TTM 6/30/2026	U/W	U/W Per SF
Base Rent	$9,407,917	$10,074,641	$10,207,711	$10,245,289	$11,163,845	$80.27
Contractual Rent Steps	0	0	0	0	224,599	$1.61
Gross Potential Rent	$9,407,917	$10,074,641	$10,207,711	$10,245,289	$11,388,444	$81.89
Reimbursements	1,149,164	1,118,424	1,074,202	1,108,750	1,155,728	$8.31
Total Gross Potential Income	$10,557,081	$11,193,065	$11,281,913	$11,354,039	$12,544,172	$90.20
(Vacancy / Credit Loss)	0	0	0	0	(376,325)	($2.71)
Other Income(2)	15,316	17,388	136,403	139,863	139,863	$1.01
Effective Gross Income	$10,572,398	$11,210,453	$11,418,316	$11,493,902	$12,307,710	$88.50

Management Fee	$317,172	$336,314	$342,549	$344,817	$369,231	$2.65
Real Estate Taxes	2,529,211	2,610,914	2,584,647	2,584,647	2,734,782	$19.66
Insurance	122,802	103,714	133,296	150,392	170,086	$1.22
Repairs & Maintenance	134,738	120,633	96,561	128,120	128,120	$0.92
Utilities	608,348	706,828	695,940	743,678	743,678	$5.35
Other Expenses(3)	398,130	360,575	411,624	430,064	430,064	$3.09
Total Expenses	$4,110,401	$4,238,978	$4,264,618	$4,381,718	$4,575,961	$32.90

Net Operating Income	$6,461,997	$6,971,475	$7,153,698	$7,112,184	$7,731,749	$55.59
Replacement Reserves	0	0	0	0	27,816	$0.20
Normalized TI/LC	0	0	0	0	372,900	$2.68
Net Cash Flow	$6,461,997	$6,971,475	$7,153,698	$7,112,184	$7,331,033	$52.71

Occupancy (%)	98.1%	99.6%	99.9%	100.0%	97.0%(4)
NCF DSCR(5)	1.14x	1.23x	1.27x	1.26x	1.30x
NOI Debt Yield(5)	9.3%	10.0%	10.2%	10.2%	11.1%
(1)	Based on the underwritten rent roll dated July 1, 2026.
(2)	Other income includes miscellaneous tenant income, as well as income pursuant to an agreement whereby the 20 West 47th Street Property provides access for a development site at an adjacent property at 570 Fifth Avenue.
(3)	Other Expenses includes payroll and benefits and general and administrative expense.
(4)	Represents economic occupancy.
(5)	NOI Debt Yield and NCF DSCR are calculated based on the 20 West 47th Street Whole Loan.

Appraisal. The 20 West 47th Street Property had an “as-is” appraised value of $114,000,000 as of June 15, 2026.

20 West 47th Street Appraised Value(1)
Property	Value	Capitalization Rate
20 West 47th Street	$114,000,000	6.50%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

102

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

Environmental Matters. The Phase I environmental assessment report for the 20 West 47th Street Property dated June 5, 2026 identified no recognized environmental conditions at the 20 West 47th Street Property.

The Market. The 20 West 47th Street Property is located on West 47th Street between Fifth and Sixth Avenues in Manhattan's Diamond District. According to the appraisal, the Diamond District is generally bounded by West 46th Street and West 48th Street between Fifth and Sixth Avenues and is occupied by a concentration of jewelry wholesalers, retailers, manufacturers, traders, appraisers, and related service providers. The 20 West 47th Street Property is also located in proximity to several major demand generators, including Rockefeller Center, Times Square, Bryant Park, Grand Central Terminal, St. Patrick's Cathedral, and Fifth Avenue. The 20 West 47th Street Property benefits from nearby access to the B, D, F, M, N, Q, R, W, 1, 2, 3, 7, and S subway lines, as well as Grand Central Terminal.

According to a third-party market research report, the 20 West 47th Street Property is located in the Times Square office and retail submarkets of New York City. As of September 16, 2026, the Times Square office submarket had a total inventory of 48,127,087 square feet, an overall vacancy rate of 11.2%, market asking rent of $87.35 per square foot and positive net absorption of approximately 534,000 square feet over the trailing 12-months. As of September 16, 2026, the Times Square retail submarket had a total inventory of 3,512,578 square feet, an overall vacancy rate of 4.9%, market asking rent of $317.00 per square foot and positive net absorption of approximately 64,300 square feet over the trailing 12-months.

The following table presents information relating to comparable office leases for the 20 West 47th Street Property:

Comparable Office Rental Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Mos)	Base Rent (PSF)
20 West 47th Street	-	1924 / 2013	International Import Corp.(2)	1,484 SF(2)	Mar-2013(2)	193.0(2)	$70.69(2)
New York, NY
1071 Avenue of the Americas	0.2 mi	1920 / NAV	Valentino, Inc.	14,000 SF	May-2026	138.0	$57.00
New York, NY
37 West 47th Street	0.3 mi	1925 / NAV	Confidential	640 SF	May-2026	48.0	$54.00
New York, NY
1270 Avenue of the Americas	0.3 mi	1931 / 2015	Covet Health	6,767 SF	Mar-2026	67.0	$69.00
New York, NY
104 West 40th Street	0.3 mi	1963 / NAV	Silhouette Optical	1,043 SF	Feb-2026	38.0	$71.00
New York, NY
589 Fifth Avenue	0.4 mi	1954 / 2013	B&W Jewels	1,114 SF	Jun-2025	65.0	$76.00
New York, NY
20 West 55th Street	0.6 mi	1987 / NAV	LeveragED Foundation	3,454 SF	Mar-2026	36.0	$60.00
New York, NY
(1)	Source: Appraisal
(2)	Based on the underwritten rent roll dated July 1, 2026. Base Rent (PSF) excludes rent steps.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

103

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

The following table presents information relating to comparable retail leases for the 20 West 47th Street Property:

Comparable Retail Rental Summary(1)
Property Name / Address	Distance from Subject	Tenant	Suite Size (SF)	Base Rent (PSF)
20 West 47th Street	-	Moses Jewelry Inc(2)	607 SF(2)	$561.35(2)
New York, NY
1166 Avenue of the Americas	0.03 mi	Confidential	3,700 SF	$442.55
New York, NY
50 West 47th Street	0.5 mi	World Star Trading	283 SF	$474.99
New York, NY
15 West 47th Street	0.5 mi	Confidential	512 SF	$418.51
New York, NY
29-31 West 47th Street	0.5 mi	Confidential	260 SF	$626.13
New York, NY
41-43 West 47th Street	0.5 mi	D & M World Creations Inc	136 SF	$838.24
New York, NY
71 West 47th Street	0.6 mi	Confidential	218 SF	$835.94
New York, NY
(1)	Source: Appraisal
(2)	Based on the underwritten rent roll dated July 1, 2026. Base Rent (PSF) excludes rent steps.

The Borrower and the Borrower Sponsor. The borrower is 20 West 47 Street Associates II LLC, a Delaware limited liability company and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 20 West 47th Street Whole Loan.

The borrower sponsor and non-recourse carveout guarantor is Yosef Elishayev, principal of SYU Properties, LLC (“SYU Properties”). Founded in 2012, SYU Properties is a privately held, New York based real estate management and development group. The firm additionally offers investment services. SYU Properties’ holdings include residential and commercial properties within the five boroughs of New York.

Property Management. The 20 West 47th Street Property is managed by SYU Properties, a borrower-affiliated property management company.

Initial and Ongoing Reserves. At origination of the 20 West 47th Street Whole Loan, the borrower deposited approximately $455,797 into a reserve account for real estate taxes.

Replacement Reserve – The borrower is required to deposit into a replacement reserve, on a monthly basis, an amount equal to approximately $2,318.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $227,899 per month).

Insurance Reserve – The borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of an amount which would be sufficient to pay the insurance premiums due for the renewal of the coverage afforded by such policies upon the expiration thereof; provided that the borrower will not be required to make such deposits if the Reserve Waiver Conditions (as defined below) have been satisfied. At origination of the 20 West 47th Street Whole Loan, the Reserve Waiver Conditions were satisfied.

“Reserve Waiver Conditions” means (i) no Trigger Period (as defined below) has occurred and is continuing, (ii) the borrower is paying all insurance premiums directly to the respective insurance carrier(s) on or before the date the same are due, (iii) the borrower has delivered evidence to the lender that all insurance required to be maintained pursuant to the loan agreement is being maintained, and (iv) the borrower delivers to the lender evidence that such insurance premiums have been paid in full.

Lockbox / Cash Management. The 20 West 47th Street Whole Loan is structured with a springing lockbox and springing cash management. Upon the first occurrence of a Restricted Account Trigger Event (as defined below), the borrower is required to establish a

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

104

Mixed Use – Office / Retail 20 West 47th Street New York, NY 10036	Collateral Asset Summary – Loan No. 8 20 West 47th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,871,979 61.2% 1.30x 11.1%

lender-controlled lockbox account for the 20 West 47th Street Property (the “Restricted Account”) and thereafter, the borrower is required to (i) immediately deposit (or cause the property manager to immediately deposit) all revenue derived from the 20 West 47th Street Property into the Restricted Account and (ii) instruct the property manager to immediately deposit all revenue derived from the 20 West 47th Street Property collected by the property manager and all funds otherwise payable to the borrower by the property manager into the Restricted Account. In addition, within 7 days after the first occurrence of a Restricted Account Trigger Event, the borrower is required to notify all tenants at the 20 West 47th Street Property to deposit all rents and other sums due under their leases into the Restricted Account. All funds deposited into the Restricted Account are required to be transferred on each business day to the borrower, unless a Trigger Period exists and the lender elects, in its sole and absolute discretion, to deliver a restricted account notice, in which case the funds are required to be transferred each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the 20 West 47th Street Whole Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the 20 West 47th Street Whole Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the 20 West 47th Street Whole Loan. Upon the expiration of all Trigger Periods, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the 20 West 47th Street Whole Loan documents, the lender may apply funds to the debt in such priority as it may determine.

Notwithstanding anything to the contrary above, following the first occurrence of a Restricted Account Trigger Event, and, in the event that the Restricted Account Trigger Event is cured, the borrower will have a two time right to request that the Restricted Account be closed and to provide the tenants with a notice that all sums due under the leases may be paid directly to the borrower and not to the Restricted Account.

“Restricted Account Trigger Event” means a period (A) occurring on the first to commence of (i) a Trigger Period, or (ii) the date that the debt service coverage ratio falls below 1.15x and (B) expiring upon (x) with regard to clause (A)(i) above, the expiration (if applicable) of such Trigger Period, and (y) with regard to clause (A)(ii) above, the date that the debt service coverage ratio is equal to or greater than 1.15x for one calendar quarter.

“Trigger Period” means a period (A) commencing upon the earliest of (i) the occurrence and continuance of an event of default under the 20 West 47th Street Whole Loan documents, or (ii) the date that the debt service coverage ratio falls below 1.10x (a “DSCR Trigger Period”) (provided, however, no DSCR Trigger Period will be deemed to exist during any period that the Collateral Cure Conditions (as defined below) are satisfied) and (B) expiring upon (x) with regard to clause (A)(i) above, the cure (if applicable) of such event of default, and (y) with regard to a DSCR Trigger Period, the date that the debt service coverage ratio is equal to or greater than 1.10x for one calendar quarter.

“Collateral Cure Conditions” are deemed to exist if and for so long as the borrower deposits cash into an account with the lender or delivers to the lender a letter of credit which, in either case, will serve as additional collateral for the 20 West 47th Street Whole Loan, in an amount equal to the Collateral Deposit Amount (as defined below) and, thereafter, for so long as the borrower elects to satisfy the Collateral Cure Conditions in order to avoid a DSCR Trigger Period, on each one year anniversary of the date the borrower made said deposit (or delivered said letter of credit), the borrower is required to deposit additional cash collateral in the amount of the Collateral Deposit Amount or increase the amount of the letter of credit by an amount equal to the Collateral Deposit Amount, as applicable. The collateral referenced in this definition will be returned to the borrower, provided that no event of default is ongoing, at the time the debt service coverage ratio (without taking into account the cash deposit or letter of credit) is equal to or greater than 1.25x for one calendar quarter.

“Collateral Deposit Amount” means the amount of funds that if added to the underwritten cash flow of the 20 West 47th Street Property would cause the debt service coverage ratio to be equal to or greater than 1.25x.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

105

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

106

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

107

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

108

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

Mortgage Loan Information		Property Information
Loan Seller:	AREF2	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Office - CBD
Borrower Sponsor(s):	Henry Gross	Collateral:	Fee
Borrower(s):	One Penn Associates, L.P.	Location:	Philadelphia, PA
Original Balance(1):	$19,250,000	Year Built / Renovated:	1930 / 2025
Cut-off Date Balance(1):	$19,189,461	Property Management:	One Penn Management, LLC
% by Initial UPB:	2.5%	Size:	705,032 SF
Interest Rate:	7.30000%	Appraised Value / Per SF:	$104,400,000 / $148
Note Date:	August 7, 2026	Appraisal Date:	July 1, 2026
Original Term:	60 months	Occupancy:	85.1% (as of July 1, 2026)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	84.5%
Original Amortization:	300 months	Underwritten NOI(5):	$9,361,476
Interest Only Period:	None	Underwritten NCF:	$7,420,470
First Payment Date:	September 11, 2026
Maturity Date:	August 11, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(5)(6):	$9,898,794 (TTM June 30, 2026)
Additional Debt Balance(1):	$35,637,571	2025 NOI(6):	$8,953,830
Call Protection(2):	L(27),D(29),O(4)	2024 NOI:	$8,340,163
Lockbox / Cash Management:	Hard / In Place	2023 NOI:	$7,731,030
Reserves(3)				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$78
Taxes:	$18,177	$131,397	NAP	Maturity Date Loan / SF:	$72
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	52.5%
Replacement Reserves:	$0	$11,751	NAP	Maturity Date LTV:	48.5%
TI/LC Reserve:	$0	$150,000	NAP	UW NOI DY:	17.1%
Other Reserves(4):	$1,187,334	$0	NAP	UW NCF DSCR:	1.55x
Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$55,000,000	89.3%	Loan Payoff	$59,402,904	96.4%
Borrower Sponsor Equity	6,614,052	10.7	Upfront Reserves	1,205,511	2.0
			Closing Costs(7)	1,005,637	1.6
Total Sources	$61,614,052	100.0%	Total Uses	$61,614,052	100.0%
(1)	The One Penn Center Mortgage Loan (as defined below) is part of the One Penn Center Whole Loan (as defined below), which is evidenced by two pari passu promissory notes with an aggregate original balance of $55,000,000. The Financial Information above is based on the One Penn Center Whole Loan.
(2)	Defeasance of the One Penn Center Whole Loan is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the first note to be securitized or (ii) September 11, 2030. The assumed defeasance lockout period of 27 payments is based on the anticipated closing date of the Benchmark 2026-V24 securitization trust in November 2026.
(3)	See “Initial and Ongoing Reserves” below for further discussion of reserve information.
(4)	Other Reserves are comprised of an Existing TI/LC Reserve with an initial deposit of $803,549 and a Rent Concession Reserve with an initial deposit of $383,785.
(5)	The decrease from Most Recent NOI to Underwritten NOI is primarily attributable to a higher underwritten real estate tax expense resulting from only one partial real estate tax payment being made during the 6/30/2026 TTM period, whereas underwritten real estate tax expense is based on estimated real estate taxes for the full 2027 calendar year.
(6)	The increase from 2025 NOI to Most Recent NOI is primarily attributable to a lower 6/30/2026 TTM real estate tax expense, resulting from the 2025 financials capturing the full real estate tax liability in that year compared to one partial real estate tax payment made during the 6/30/2026 TTM period.
(7)	Closing Costs include an interest rate buydown fee of $478,958.

The Loan. The ninth largest mortgage loan (the “One Penn Center Mortgage Loan”) is part of a whole loan (the “One Penn Center Whole Loan”) evidenced by two pari passu promissory notes with an aggregate original balance of $55,000,000 and is secured by the borrower’s fee interest in a 705,032 square foot office property located in Philadelphia, Pennsylvania (the “One Penn Center Property”). The One Penn Center Mortgage Loan is evidenced by the non-controlling note A-2 with an original principal balance of $19,250,000. The One Penn Center Whole Loan was originated on August 7, 2026, by Wells Fargo Bank, National Association (“WFB”) and the Note A-2 in the original principal amount of $19,250,000 was subsequently acquired by AREF2. The One Penn Center Whole Loan has an initial term of five years, amortizes for the full term on a 300-month amortization schedule and accrues interest at a rate of 7.30000% per annum. The scheduled maturity date of the One Penn Center Whole Loan is August 11, 2031.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

109

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

The relationship between the holders of the One Penn Center Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Serviced Pari Passu Whole Loans” and “—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The One Penn Center Whole Loan will be serviced pursuant to the pooling and servicing agreement for the Benchmark 2026-V24 securitization trust until the controlling Note A-1 is securitized, whereupon the One Penn Center Whole Loan will be serviced pursuant to the pooling and servicing agreement for such future securitization. See “Pooling and Servicing Agreement” and “—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1(1)	$35,750,000	$35,637,571	WFB	Yes
A-2	$19,250,000	$19,189,461	Benchmark 2026-V24	No
Total	$55,000,000	$54,827,032
(1)	Expected to be contributed to one or more future securitizations.

The Property. The One Penn Center Property is a 21-story, 705,032 square foot office building, including 18,844 square feet of ground floor retail space, located above Suburban Station, one of Philadelphia’s primary commuter rail hubs, in Philadelphia’s central business district. Situated on a 0.98-acre site, the One Penn Center Property was originally constructed in 1930 and most recently renovated in 2025. The One Penn Center Property features ground floor bike storage, a recently constructed fitness center, a tenant lounge with meeting spaces, a club car lounge with a self-serve bar option and community meeting spaces. The One Penn Center Property contains approximately ten surface parking spaces along a covered “taxiway” running along the northern elevation that fronts Cuthbert Street. Since acquiring the One Penn Center Property for approximately $58.3 million in 2003, the borrower sponsor has invested approximately $26.9 million in tenant improvements, approximately $12.4 million in building improvements and approximately $11.4 million in leasing commissions, for a total cost basis of approximately $109.1 million.

As of July 1, 2026, the One Penn Center Property was 85.1% leased to 76 unique tenants, with office suites ranging in size from 519 square feet to 37,822 square feet. The ground floor retail space (approximately 2.7% of net rentable area and 3.1% of underwritten base rent) is currently 90.1% occupied by four tenants. Occupancy has averaged 85.4% and 84.9% at the One Penn Center Property over the past five and ten years, respectively. Thirty-one (31) tenants representing approximately 39.3% of the net rentable area and approximately 49.8% of underwritten base rent have been tenants at the One Penn Center Property for over 10 years. Since January 2024, the borrower sponsor has executed 46 new and renewal leases comprising 290,695 square feet, accounting for approximately 41.2% of the net rentable area and approximately 48.7% of underwritten base rent.

Major Tenants.

Philadelphia Works, Inc. (75,731 square feet; 10.7% of net rentable area; 13.7% of underwritten rent). Philadelphia Works, Inc. (“PWI”) provides job training, job placement and career guidance to unemployed people in the Philadelphia area. PWI receives funding from the United States, state / local governments, labor unions and businesses. PWI has been a tenant at the One Penn Center Property since 1995 and has two leases: (i) a lease of Suites 200 and 104 for an aggregate 38,606 square feet that expire December 31, 2030 without renewal options, and (ii) a lease of suite 1300 for 37,125 square feet that expires December 31, 2035 with one, eight-year renewal option.

PWI has the right to terminate portions of its space on a tiered structure if funding declines beyond 50% of its 2024 baseline of approximately $66.9 million. Should funding fall (i) between 40-50% of the 2024 baseline, PWI has the option to vacate either the entire second floor (37,030 square feet) or the entire thirteenth floor (37,125 square feet), but not both, and no partial floor can be vacated, (ii) between 15-39% of the 2024 baseline, PWI has the option to vacate either the entire second floor or the entire thirteenth floor, plus one half of the other floor and (iii) below 15% of the 2024 baseline, PWI has the option to surrender its entire premises and terminate its leases. Exercising any eligible termination option requires prior written notice by November 1 of the prior year, together with a termination payment ranging from $2,110,000 (for termination May 31, 2027) to $300,000 (for termination May 31, 2035). PWI’s current funding is approximately $77.1 million.

United States Government (53,297 square feet; 7.6% of net rentable area; 8.5% of underwritten rent). The United States Government, through the General Services Administration (“GSA”), has been a tenant at the One Penn Center Property since 2016 and has three leases: (i) a lease of suites 600, 520 and 540 occupied by the U.S. Securities and Exchange Commission (“SEC”) for an aggregate 44,765 square feet that expire August 31, 2035, with one, eight-year renewal option; (ii) a lease of Suite 1780 for 5,040 square feet occupied by Department of Labor’s Wage and Hour Division (“DOL-WHD”) that expires March 6, 2037, with no renewal options, but subject to the tenant’s right to terminate its lease in whole or in part at any time after March 6, 2035, upon 120 days’ prior written notice, and (iii) a lease of Suite 1580 for 3,492 square feet occupied by the International Trade Administration (“ITA”) that expires February 15, 2027 with no renewal options, but subject to the tenant’s right to terminate its lease in whole or in part, at any time upon 120 days’ prior written notice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

110

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

SEC regulates the United States’ securities markets and enforces federal securities laws. ITA is a bureau of the U.S. Department of Commerce that promotes U.S. exports and administers trade law. DOL-WHD enforces federal wage, overtime and labor standards. GSA serves as the contracting agency for all three leases, and the rent obligations of those leases are backed by the United States Government.

City of Philadelphia (50,000 square feet; 7.1% of net rentable area; 6.8% of underwritten rent). The City of Philadelphia, through the Philadelphia Municipal Authority (“PMA”), has two leases and one sublease at the One Penn Center Property: (i) a lease of Suite 1400 occupied by PMA for 23,978 square feet that expires February 12, 2041 with one, five-year renewal option, (ii) a lease of Suite 1050 occupied by the Philadelphia Department of Humar Services for 13,522 square feet that expires September 30, 2038 with one, five-year renewal option, and (iii) a sublease from Magee Rehabilitation occupied by PMA of a portion of Suite 1800 for 12,500 square feet that expires February 28, 2030.

PMA has executed a direct lease for this space, scheduled to begin March 1, 2030, and expire in February 2042. The City of Philadelphia will continue to occupy the 12,500 square foot space as a subtenant throughout the length of PMA’s new lease. There are no termination options in connection with any of the leases whose premises the City of Philadelphia subleases.

The following table presents certain information relating to the major tenants at the One Penn Center Property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)	Net Rentable Area (SF)	% of Net Rentable Area	Annual U/W Rent	Annual U/W Rent Per SF	% of UW Rent	Lease Expiration	Term. Option (Y/N)	Renewal Option
Philadelphia Works, Inc.	NR/NR/NR	75,731	10.7%	$2,272,804	$30.01	13.7%	Various(2)	Y(3)	Various(4)
United States Government	Aa1/AA+/AA+	53,297	7.6%	$1,418,450	$26.61	8.5%	Various(5)	Y(6)	Various(7)
City of Philadelphia	A1/A+/A+	50,000	7.1%	$1,125,323	$22.51	6.8%	Various(8)	N	Various(9)
Olin Partnership Ltd	NR/NR/NR	24,629	3.5%	$754,219	$30.62	4.5%	Various(10)	Y(11)	Various(12)
Bond Station House, LLC	NR/NR/NR	21,763	3.1%	$688,832	$31.65	4.2%	12/31/2033	Y(13)	1 x 5 yr
Largest Tenants		225,420	32.0%	$6,259,628	$27.77	37.7%
Remaining Occupied		374,656	53.1%	$10,332,335	$27.58	62.3%
Total Occupied		600,076	85.1%	$16,591,963	$27.65	100.0%
Vacant		104,956	14.9%
Total		705,032	100.0%
(1)	Based on the underwritten rent roll dated July 1, 2026, inclusive of (i) contractual rent steps totaling approximately $218,951 through August 2027 and (ii) straight-line rent of approximately $68,711 for three investment grade tenants: City of Philadelphia ($43,245), SEC ($17,906) and DOL-WHD ($7,560).
(2)	PWI has 38,606 square feet expiring in December 2030 and 37,125 square feet expiring in December 2035.
(3)	PWI has the right to terminate portions of its leases based on a tiered structure if funding declines below baselines specified in its leases.
(4)	PWI has no remaining renewal options in connection with 38,606 square feet and one, eight-year renewal option in connection with 37,125 square feet.
(5)	The United States Government has 44,765 square feet expiring in August 2035, 5,040 square feet expiring in March 2037 and 3,492 square feet expiring in February 2027.
(6)	The United States Government has the right to terminate two of its three leases, in whole or in part, upon 120 days’ prior written notice, (i) at any time after March 6, 2035, for 5,040 square feet and (ii) at any time for 3,492 square feet.
(7)	The United States Government has one, eight-year renewal option in connection with 44,765 square feet and no remaining renewal options in connection with 8,532 square feet.
(8)	The City of Philadelphia has 23,978 square feet expiring in February 2041 and 13,522 square feet expiring in September 2038.
(9)	The City of Philadelphia has one, five-year renewal option remaining in connection with the 37,500 square feet it leases from the Philadelphia Municipal Authority and City of Philadelphia – DHS. Magee Rehabilitation has two, five-year renewal options remaining in connection with its premises, including for the remaining 12,500 square feet the City of Philadelphia subleases from Magee Rehabilitation.
(10)	Olin Partnership Ltd has 24,390 square feet expiring in June 2033 and 239 square feet leased on a month-to month basis.
(11)	Olin Partnership Ltd has the one-time right to terminate its lease on May 31, 2032, upon 12 months’ prior written notice, subject to a termination fee of approximately $472,562 plus certain reimbursements.
(12)	Olin Partnership Ltd has two renewal options: the first for five or ten years, at the tenant's election, and the second for five years.
(13)	Bond Station House, LLC has the one-time right to terminate its lease on October 31, 2027, upon 12 months’ prior written notice, subject to a termination fee equal to the borrower’s unamortized transaction costs.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

111

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

The following table presents certain information relating to the lease rollover schedule at the One Penn Center Property:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned NRA	% of Owned NRA	Cumulative % of Owned NRA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	8,920	1.3%	1.3%	$210,773	1.3%	$23.63	13
2027	35,677	5.1%	6.3%	$1,004,771	6.1%	$28.16	14
2028	34,425	4.9%	11.2%	$987,290	6.0%	$28.68	4
2029	120,965	17.2%	28.4%	$3,512,697	21.2%	$29.04	24
2030	81,680	11.6%	40.0%	$2,353,649	14.2%	$28.82	9
2031	17,817	2.5%	42.5%	$505,002	3.0%	$28.34	9
2032	29,173	4.1%	46.6%	$833,202	5.0%	$28.56	5
2033	63,189	9.0%	55.6%	$2,023,714	12.2%	$32.03	6
2034	15,757	2.2%	57.8%	$439,565	2.6%	$27.90	5
2035	107,675	15.3%	73.1%	$3,093,923	18.6%	$28.73	5
2036 & Beyond	84,798	12.0%	85.1%	$1,627,377	9.8%	$19.19	9
Vacant	104,956	14.9%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(3)	705,032	100.0%		$16,591,963	100.0%	$27.65	103
(1)	Based on the underwritten rent roll dated July 1, 2026, inclusive of (i) contractual rent steps totaling approximately $218,951 through August 2027 and (ii) straight-line rent of approximately $68,711 for three investment grade tenants: City of Philadelphia ($43,245), SEC ($17,906) and DOL-WHD ($7,560).
(2)	Certain leases may have termination options that are exercisable prior to the originally stated expiration date of the lease and that are not considered in this Lease Rollover Schedule.
(3)	Wtd. Avg. U/W Base Rent $ per SF excludes vacant space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

112

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the One Penn Center Property:

Cash Flow Analysis
	2023	2024	2025	6/30/2026 TTM	U/W	U/W Per SF
Base Rent	$14,837,278	$15,765,661	$16,389,536	$16,637,507	$16,523,252	$23.44
Vacant Income	$0	$0	$0	$0	$3,045,022	$4.32
Straight-Line Rent	$0	$0	$0	$0	$68,711	$0.10
Gross Potential Rent(1)	$14,837,278	$15,765,661	$16,389,536	$16,637,507	$19,636,985	$27.85
(Vacancy / Credit Loss)	$0	$0	$0	$0	($3,045,022)	($4.32)
(Rent Abatements)	($439,387)	($668,687)	($490,213)	($393,011)	$0	$0.00
Net Rental Income	$14,397,891	$15,096,974	$15,899,323	$16,244,496	$16,591,963	$23.53
Reimbursements	$1,329,857	$1,311,029	$947,853	$1,169,229	$1,045,238	$1.48
Other Income(2)	$687,454	$502,995	$442,370	$528,237	$424,791	$0.60
Effective Gross Income	$16,415,202	$16,910,998	$17,289,546	$17,941,962	$18,061,992	$25.62

Real Estate Taxes(3)	$2,016,633	$1,560,485	$1,690,091	$1,016,441	$1,547,814	$2.20
Insurance	$257,075	$257,197	$189,310	$180,470	$178,455	$0.25
Other Expenses(4)	$6,410,464	$6,753,153	$6,456,315	$6,846,257	$6,974,246	$9.89
Total Expenses	$8,684,172	$8,570,835	$8,335,716	$8,043,168	$8,700,515	$12.34

Net Operating Income	$7,731,030	$8,340,163	$8,953,830	$9,898,794	$9,361,476	$13.28
Replacement Reserves	$0	$0	$0	$0	$141,006	$0.20
Normalized TI/LC	$0	$0	$0	$0	$1,800,000	$2.55
Net Cash Flow	$7,731,030	$8,340,163	$8,953,830	$9,898,794	$7,420,470	$10.53

Occupancy (%)(5)	83.0%	85.3%	85.8%	85.1%	84.5%
NCF DSCR	1.61x	1.74x	1.87x	2.07x	1.55x
NOI Debt Yield	14.1%	15.2%	16.3%	18.0%	17.1%
(1)	U/W Gross Potential Rent is based on the underwritten rent roll dated July 1, 2026, inclusive of (i) contractual rent steps totaling approximately $218,951 through August 2027 and (ii) straight-line rent of approximately $68,711 for three investment grade tenants: City of Philadelphia ($43,245), SEC ($17,906) and DOL-WHD ($7,560).
(2)	Other Income includes antenna income, storage income and other miscellaneous items.
(3)	The decrease from 2025 Real Estate Taxes to 6/30/2026 TTM Real Estate Taxes and the increase from 6/30/2026 TTM Real Estate Taxes to U/W Real Estate Taxes are primarily attributable to only one real estate tax payment being made during the 6/30/2026 TTM period, which did not reflect a full year’s real estate tax liability. 2025 and U/W Real Estate Taxes represent the actual 2025 real estate tax liability and real estate tax estimates for the full 2027 calendar year, respectively.
(4)	Other Expenses includes janitorial, general & administrative, repairs & maintenance and other miscellaneous expenses.
(5)	Historical occupancy figures represent the average physical occupancy in each respective year except for 6/30/2026 TTM which is based on the underwritten rent roll dated July 1, 2026. UW Occupancy % represents underwritten economic occupancy.

Appraisal. The One Penn Center Property had an “as-is” appraised value of $104,400,000 as of July 1, 2026.

One Penn Center Appraised Value(1)
Property	Value	Capitalization Rate
One Penn Center	$104,400,000	9.00%
(1)	Source: Appraisal.

Environmental Matters. According to the Phase I environmental report dated July 9, 2026, there was no evidence of any recognized environmental conditions at the One Penn Center Property.

The Market. The One Penn Center Property is located in the central business district of Philadelphia, Pennsylvania along JFK Boulevard. The One Penn Center Property is located directly above Suburban Station, a major underground commuter rail hub providing regional access to the greater Philadelphia metropolitan area via Southeastern Pennsylvania Transportation Authority (“SEPTA”) Regional Rail with additional service to New Jersey via select NJ Transit lines. Jefferson Station (formerly known as Market East Station), another SEPTA Regional Rail station and one of Center City Philadelphia’s three rail hubs, is located less than one mile from the One Penn Center Property. Amtrak operates from nearby 30th Street Station, offering direct access to New York City, Washington D.C. and Boston. Additionally, the One Penn Center Property is within walking distance of major attractions such as the Liberty Bell, Independence Hall,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

113

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

Reading Terminal Market, City Hall, the Benjamin Franklin Parkway Museums and Rittenhouse Square. The One Penn Center Property is located within the Philadelphia-Camden-Wilmington, PA-NJ-DE-MD Metropolitan Statistical Area, which according to the appraisal, is one of the United States’ leading regions for academia and academic research, with a considerable number of highly ranked universities such as the University of Pennsylvania.

According to the appraisal, the 2025 population within a 0.25-, 0.5- and one-mile radius of the One Penn Center Property was 5,236, 31,067 and 100,341, respectively. The 2025 average household income within the same radii was $145,745, $142,306 and $143,926, respectively.

According to the appraisal, the One Penn Center Property is located in the Market West office submarket within the Philadelphia CBD office market. As of the second quarter of 2026, the Market West office submarket had an existing supply of 28,232,728 square feet with an occupancy of 81.3% and an average rent of $33.96 per square foot.

The following table presents certain information relating to the appraisal’s conclusion of office and retail market rents within the Market West office and retail submarkets:

Conclusion of Market Rents(1)
Market Leasing Assumptions	Net Rentable Area (SF)	Market Rent/SF ($/SF)	Wtd. Avg. In-Place Rent	Reimbursements	Escalations	Avg. Lease Term (Years)	Tenant Improvements (New / Renewal)	Leasing Commissions (New / Renewal)
Office	421,526	$29.00	$28.39	Base Year	2.5% per annum	5.0	$35.00 / $5.00	6.0% / 3.0%
Large Office	241,148	$29.00	$27.61	Base Year	2.5% per annum	10.0	$70.00 / $20.00	6.0% / 3.0%
Retail	18,844	$40.00	$29.88	NNN	2.5% per annum	10.0	$50.00 / $5.00	6.0% / 3.0%
Storage / Other	7,083	$0.00	$8.05	NAP	2.5% per annum	5.0	$0.00 / $0.00	NAP / NAP
Amenity / Management	16,431	$0.00	$0.00	NAP	NAP	15.0	$0.00 / $0.00	NAP / NAP
(1)	Source: Appraisal.

The following table presents certain information relating to comparable office leases for the One Penn Center Property:

Comparable Office Rental Summary(1)
Property Name / Address	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs)	Base Rent (PSF)
One Penn Center	Philadelphia Works, Inc. (Suite 200)	37,030(2)	Jan-21(2)	10.0(2)	$30.01(2)
1601-1629 John F. Kennedy Boulevard
Duane Morris Plaza	Starr Indemnity & Liability Company	31,609	Sep-26	11.3	$34.50
30 South 17th Street
Three Parkway	Archdiocese of Philadelphia	79,794	Apr-26	12.0	$29.50
1601 Cherry Street
2000 Market Street	Offit Kurman	17,228	Jul-25	5.5	$33.50
2000 Market Street
Eight Penn Center	Levcorp dba Home Instead	3,140	Jan-25	5.4	$26.00
1628 John F. Kennedy Boulevard
1700 Market Street	TIAA CREF	17,202	Jun-25	10	$33.00
1700 Market Street
1818 Market Street	Pietragallo Gordon	12,909	Jan-26	3.2	$35.50
1818 Market Street
(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated July 1, 2026, including rent steps through August 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

114

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

The Borrower and the Borrower Sponsors. The borrower is One Penn Associates, L.P., a Delaware limited partnership and special purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Penn Center Whole Loan.

The borrower sponsor is Henry Gross, and the non-recourse carveout guarantor is H. Gross Family, LP. Henry Gross is the Chairman of The Realex Capital Corporation. The Realex Capital Corporation is a privately held real estate firm headquartered in New York City with assets spread along the eastern United States. The Realex Capital Corporation focuses on the acquisition and active management of single- and multi-tenant commercial properties with valued or opportunistic repositioning potential, targeting assets with in-place income, strategic locations, discounts to replacement cost, and strong curb appeal.

The One Penn Center Whole Loan documents provide that the H. Gross Family, LP have recourse liability for $5,000,000 (approximately 9.1% of the original principal balance of the One Penn Center Whole Loan on a last-dollar basis).

Property Management. The One Penn Center Property is managed by One Penn Management, LLC, a borrower-affiliated property management company.

Initial and Ongoing Reserves. At origination of the One Penn Center Whole Loan, the borrower deposited (i) $18,177 into a real estate tax reserve, (ii) $803,549 into a leasing reserve for existing tenant improvements and leasing commissions, and (iii) $383,785 into a rent concession reserve.

Replacement Reserve – On each monthly payment date, the borrower is required to deposit approximately $11,751 for replacements to the One Penn Center Property.

TI/LC Reserve – On each monthly payment date, the borrower is required to deposit $150,000 into a leasing reserve for future tenant improvements and leasing commissions.

Tax Reserve – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that the lender estimates will be payable over the next-ensuing 12-month period (initially estimated to be $131,397).

Insurance Reserve - On each payment date, the borrower is required to fund 1/12th of the insurance premiums that the lender reasonably estimates will be payable over the next-ensuing 12-month period for policies required to be maintained by the borrower under the One Penn Center Whole Loan documents, unless the borrower maintains a blanket insurance policy in accordance with the One Penn Center Whole Loan documents. An acceptable blanket insurance policy was in place at origination.

Lockbox / Cash Management. The One Penn Center Whole Loan is structured with a hard lockbox and in-place cash management. The borrower was required to establish a lender-controlled lockbox account on the origination date. The borrower is required to (or cause the property manager to) cause all revenue derived from the One Penn Center Property to be directly deposited into the lockbox account. If the borrower or property manager receives any revenue derived from the One Penn Center Property, they are required to deposit such revenue into the lockbox account within one business day of receipt. All funds in the lockbox account will be swept into a cash management account under the control of the lender to be applied and disbursed on each payment date in accordance with the One Penn Center Whole Loan documents.

All excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the One Penn Center Whole Loan documents are required to (i) if a Cash Trap Event Period (as defined below) has occurred and is continuing, be deposited into an excess cash flow reserve account as additional collateral for the One Penn Center Whole Loan; or (ii) if no Cash Trap Event Period has occurred and is continuing and no event of default has occurred and is continuing, be disbursed to the borrower, subject to the conditions in the One Penn Center Whole Loan documents.

“Cash Trap Event Period” means a period (A) commencing upon the earliest occurrence of (i) an event of default and (ii) the debt service coverage ratio falling below 1.40x as of the end of any calendar quarter and (B) expiring upon, provided no other Cash Trap Event Period has occurred and is continuing, with regard to any Cash Trap Event Period commenced in connection with (y) clause (i) above, the cure (if applicable) of such event of default and (z) clause (ii) above, the date the debt service coverage ratio (tested quarterly) has been at least 1.45x for two consecutive quarters.

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

115

Office – CBD 1601-1629 John F. Kennedy Boulevard Philadelphia, PA 19103	Collateral Asset Summary – Loan No. 9 One Penn Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,189,461 52.5% 1.55x 17.1%

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

116

Hospitality – Full Service 238 NJ State Route 17 Hasbrouck Heights, NJ 07604	Collateral Asset Summary – Loan No.10 Holiday Inn Hasbrouck Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 55.1% 1.49 x 14.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

117

Hospitality – Full Service 238 NJ State Route 17 Hasbrouck Heights, NJ 07604	Collateral Asset Summary – Loan No.10 Holiday Inn Hasbrouck Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 55.1% 1.49 x 14.6%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

118

Hospitality – Full Service 238 NJ State Route 17 Hasbrouck Heights, NJ 07604	Collateral Asset Summary – Loan No.10 Holiday Inn Hasbrouck Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 55.1% 1.49 x 14.6%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality - Full Service
Borrower Sponsor(s):	Emmet Austin and Michael Sullivan	Collateral:	Fee
Borrower(s):	Suncroft HIHH, LLC	Location:	Hasbrouck Heights, NJ
Original Balance:	$19,000,000	Year Built / Renovated:	1967, 1987 / 2024
Cut-off Date Balance:	$19,000,000	Property Management:	Concord Hospitality Enterprises Company, LLC
% by Initial UPB:	2.5%	Size:	248 Rooms
Interest Rate:	8.32000%	Appraised Value / Per Room:	$34,500,000 / $139,113
Note Date:	October 16, 2026	Appraisal Date:	August 6, 2026
Original Term:	60 months	Occupancy:	69.6% (as of September 30, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	69.6%
Original Amortization:	NAP	Underwritten NOI:	$2,780,466
Interest Only Period:	60 months	Underwritten NCF:	$2,396,026
First Payment Date:	December 6, 2026
Maturity Date:	November 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,817,711 (TTM September 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$2,150,788
Call Protection:	L(24),D(29),O(7)	2024 NOI:	$2,433,713
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$2,434,820

Reserves(1)				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$76,613
Taxes:	$28,133	$28,133	NAP	Maturity Date Loan / Room:	$76,613
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	55.1%
FF&E Reserve:	$0	$31,727	NAP	Maturity Date LTV:	55.1%
Deferred Maintenance Reserve:	$1,650	$0	NAP	UW NOI DY:	14.6%
Debt Service Reserve:	$191,593	$0	NAP	UW NCF DSCR:	1.49x
Other(2):	$1,047,525	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$19,000,000	98.6%	Loan Payoff	$16,594,452	86.1%
Borrower Sponsor Equity	273,337	1.4	Closing Costs	1,409,984	7.3
			Upfront Reserves	1,268,902	6.6

Total Sources	$19,273,337	100.0%	Total Uses	$19,273,337	100.0%
(1)	See “Initial and Ongoing Reserves” below.
(2)	Initial Other Reserves are comprised of a control tax payment reserve of $547,525 and a holdback reserve of $500,000.

The Loan. The tenth largest mortgage loan (the “Holiday Inn Hasbrouck Heights Mortgage Loan”) is secured by the borrower’s fee interest in a 248-room, full service hotel located in Hasbrouck Heights, New Jersey (the “Holiday Inn Hasbrouck Heights Property”). The Holiday Inn Hasbrouck Heights Mortgage Loan was originated on October 16, 2026 by CREFI. The Holiday Inn Hasbrouck Heights Mortgage Loan is evidenced by one promissory note with an outstanding principal balance as of the Cut-off Date of $19,000,000. The Holiday Inn Hasbrouck Heights Mortgage Loan has an initial term of five years, is interest-only for the full term and accrues interest at a fixed rate of 8.32000% per annum on an Actual/360 basis. The scheduled maturity date of the Holiday Inn Hasbrouck Heights Mortgage Loan is November 6, 2031.

The Property. The Holiday Inn Hasbrouck Heights Property is a five-story, 248-room, full-service hotel located in Hasbrouck Heights, New Jersey. The Holiday Inn Hasbrouck Heights Property was originally developed in 1967, expanded in 1987, and is situated on a 3.98-acre site with 255 surface parking spaces. The Holiday Inn Hasbrouck Heights Property was most recently renovated in 2024, including completion of an approximately $7.0 million property improvement plan that included renovations to guestrooms, bathrooms, corridors,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

119

Hospitality – Full Service 238 NJ State Route 17 Hasbrouck Heights, NJ 07604	Collateral Asset Summary – Loan No.10 Holiday Inn Hasbrouck Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 55.1% 1.49 x 14.6%

the lobby, meeting space, restaurant, and other public and back-of-house areas, as well as furniture, fixtures and equipment (“FF&E”) replacements and various building system improvements.

The Holiday Inn Hasbrouck Heights Property contains 85 double/double guestrooms, 77 king guestrooms, 43 queen/queen guestrooms, 35 queen guestrooms and eight king suites. The Holiday Inn Hasbrouck Heights Property features 4,871 square feet of meeting and event space, including the Atrium Ballroom and Junior Ballroom, as well as the Hangar Restaurant and Bar. Additional amenities include an outdoor pool, fitness center, outdoor patio, market pantry, lobby workstation, guest laundry facility and complimentary parking. The Holiday Inn Hasbrouck Heights Property is flagged as a Holiday Inn pursuant to a franchise agreement extending through December 19, 2039.

Primary demand generators for the Holiday Inn Hasbrouck Heights Property include the Meadowlands Sports Complex, American Dream, MetLife Stadium, Teterboro Airport, Hackensack University Medical Center and the numerous commercial, industrial and office tenants located throughout Bergen County. The Holiday Inn Hasbrouck Heights Property also benefits from its proximity to Manhattan, which supports both business and leisure-oriented lodging demand.

The following table presents certain information relating to the estimated demand analysis as of the trailing twelve months ending September 2026 with respect to the Holiday Inn Hasbrouck Heights Property based on market segmentation, as provided by a third-party market research report:

Demand Segmentation(1)
Property	Rooms	Transient	Group
Holiday Inn Hasbrouck Heights	248	60.8%	39.2%
(1)	Source: Third-party hospitality research report.

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Holiday Inn Hasbrouck Heights Property and its competitors:

Occupancy, ADR, RevPAR(1)
	Holiday Inn Hasbrouck Heights (2)			Competitive Set(3)			Penetration Factor(4)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2023	73.1%	$125.77	$91.97	74.2%	$144.07	$106.91	98.5%	87.3%	86.0%
2024	69.2%	$132.12	$91.38	68.7%	$151.17	$103.93	100.6%	87.4%	87.9%
2025	67.1%	$127.38	$85.45	72.0%	$154.92	$111.50	93.2%	82.2%	76.6%
TTM 9/30/2026	69.6%	$137.35	$95.61	72.9%	$162.32	$118.31	95.5%	84.6%	80.8%
(1)	Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Holiday Inn Hasbrouck Heights Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Occupancy, ADR and RevPAR for the Holiday Inn Hasbrouck Heights Property are based on the underwritten cash flow.
(3)	Occupancy, ADR and RevPAR for the competitive set are based on data provided by a third-party hospitality research report. The competitive set consists of: Holiday Inn Hasbrouck Heights-Meadowlands, Home2 Suites by Hilton Hasbrouck Heights, Courtyard Lyndhurst Meadowlands, Fairfield Inn East Rutherford Meadowlands, Crowne Plaza Saddle Brook, Hilton Hasbrouck Heights/Meadowlands and Hampton by Hilton Inn Carlstadt-At The Meadowlands.
(4)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

120

Hospitality – Full Service 238 NJ State Route 17 Hasbrouck Heights, NJ 07604	Collateral Asset Summary – Loan No.10 Holiday Inn Hasbrouck Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 55.1% 1.49 x 14.6%

The following table presents certain information relating to the operating history and Underwritten Net Cash Flow of the Holiday Inn Hasbrouck Heights Property:

Cash Flow Analysis
	2023	2024	2025	TTM 9/30/2026	UW	UW Per Room(1)
Occupancy (%)	73.1%	69.2%	67.1%	69.6%	69.6%
ADR	$125.77	$132.12	$127.38	$137.35	$137.35
RevPar	$91.97	$91.38	$85.45	$95.61	$95.61

Rooms Revenue	$8,324,685	$8,294,113	$7,735,210	$8,654,397	$8,654,397	$34,897
Food & Beverage Revenue	1,022,184	961,009	915,047	845,749	845,749	$3,410
Other Revenue(2)	87,374	92,808	96,090	110,844	110,844	$447
Total Revenue	$9,434,243	$9,347,930	$8,746,346	$9,610,990	$9,610,990	$38,754

Rooms Expense	$2,038,382	$1,957,412	$1,879,734	$1,864,812	$1,864,812	$7,519
Food & Beverage Expense	996,449	1,095,655	1,149,512	1,149,463	1,149,463	$4,635
Other Departmental Expenses(3)	62,684	49,898	45,961	43,295	43,295	$175
Departmental Expenses	$3,097,515	$3,102,965	$3,075,207	$3,057,570	$3,057,570	$12,329

Departmental Profit	$6,336,728	$6,244,964	$5,671,139	$6,553,420	$6,553,420	$26,425

Marketing & Franchise Fee	$1,400,907	$1,360,943	$1,326,910	$1,399,963	$1,399,963	$5,645
Administrative & General	695,048	653,610	538,699	548,917	548,917	$2,213
Operations & Maintenance	387,237	393,606	340,286	329,514	329,514	$1,329
Management Fee	283,027	280,438	262,390	288,330	288,330	$1,163
Heat, Power & Light	378,040	400,430	350,083	435,304	435,304	$1,755
Info & Telecommunication	215,903	258,169	199,286	216,031	216,031	$871
Total Undistributed Expenses	$3,360,163	$3,347,195	$3,017,656	$3,218,059	$3,218,059	$12,976

Real Estate Taxes	$434,815	$319,875	$334,975	$328,887	$329,582	$1,329
Property Insurance	105,653	130,520	160,065	178,902	215,453	$869
Equipment Leases	1,278	13,661	7,655	9,861	9,861	$40
Net Operating Income	$2,434,820	$2,433,713	$2,150,788	$2,817,711	$2,780,466	$11,212

FF&E	$377,370	$373,917	$349,854	$384,440	$384,440	$1,550
Net Cash Flow	$2,057,450	$2,059,796	$1,800,934	$2,433,272	$2,396,026	$9,661

NCF DSCR	1.28x	1.29x	1.12x	1.52x	1.49x
NOI Debt Yield	12.8%	12.8%	11.3%	14.8%	14.6%
(1)	Per Room values are based on 248 rooms.
(2)	Other Revenue consists of collections from market pantry sales, parking revenue, guest laundry sales, cancellation fees, smoking fees, and other minor items.
(3)	Other Departmental Expenses consist of expenses associated with the hotel’s various other and minor operated departments.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

121

Hospitality – Full Service 238 NJ State Route 17 Hasbrouck Heights, NJ 07604	Collateral Asset Summary – Loan No.10 Holiday Inn Hasbrouck Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 55.1% 1.49 x 14.6%

Appraisal. According to the appraisal, the Holiday Inn Hasbrouck Heights Property had an “as-is” appraised value of $34,500,000 as of August 6, 2026. The table below shows the appraisal’s “as-is” conclusions:

Holiday Inn Hasbrouck Heights Appraised Value(1)
Property	Appraised Value	Capitalization Rate
Holiday Inn Hasbrouck Heights	$34,500,000	6.60%
(1)	Source: Appraisal.

Environmental. According to the Phase I environmental site assessment dated August 12, 2026, there were no recognized environmental conditions at the Holiday Inn Hasbrouck Heights Property.

The Market. The Holiday Inn Hasbrouck Heights Property is located at 283 NJ State Route 17 in Hasbrouck Heights, New Jersey within Bergen County, approximately 10 miles northwest of Manhattan. The Holiday Inn Hasbrouck Heights Property benefits from regional accessibility via Route 17 and U.S. Highway Route 46. Airport access is provided by Newark Liberty International Airport, which is located approximately eight miles southeast of the Holiday Inn Hasbrouck Heights Property. Major demand drivers include Teterboro Airport, American Dream, MetLife Stadium, the Meadowlands Sports Complex, and the numerous healthcare, corporate, industrial and logistics employers located throughout Bergen County and the surrounding Meadowlands region. Major employers in Bergen County include the Hackensack University Medical Center, Quest Diagnostics, KPMG, and Unilever Best Foods. The Holiday Inn Hasbrouck Heights Property also benefits from its proximity to New York City, which supports both business and leisure lodging demand.

The following table presents certain information relating to the primary competitive properties with respect to the Holiday Inn Hasbrouck Heights Property:

Competitive Property Summary(1)
Property	Number of Rooms	Year Opened	Estimated 2025 Occupancy	Estimated 2025 ADR	Estimated 2025 RevPAR
Holiday Inn Hasbrouck Heights	248(2)	1967	67.1%(2)	$127.38(2)	$85.45(2)
Hilton Hasbrouck Heights	355	1974	70-75%	$150-$160	$110-$115
Crowne Plaza Saddle Brook	148	1971	65-70%	$125-$130	$80-$85
Total Avg. Competitive Set			69.2%	$141.39	$97.83
(1)	Source: Appraisal unless otherwise indicated. Variances between the underwriting, the appraisal and the above table with respect to Occupancy, ADR and RevPAR at the Holiday Inn Hasbrouck Heights Property are attributable to variances in reporting methodologies and/or timing differences.
(2)	Based on the underwritten cash flow.

The Borrower and the Borrower Sponsors. The borrower is Suncroft HIHH, LLC, a Delaware limited liability company and single purpose entity with one independent director in its organizational structure. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Holiday Inn Hasbrouck Heights Mortgage Loan.

The borrower sponsors and non-recourse carveout guarantors are Emmet Austin and Michael Sullivan of Suncroft Capital. Founded in 1984, Suncroft Capital is a New York-based real estate investment, development and asset management firm with a focus on hospitality investments. Suncroft Capital and its principals have a portfolio of 44 hotels in the United States and 33 internationally under 15 hotel brands.

Property Management. The Holiday Inn Hasbrouck Heights Property is managed by Concord Hospitality Enterprises Company, LLC, an independent third party property management company.

Initial and Ongoing Reserves. At origination of the Holiday Inn Hasbrouck Heights Mortgage Loan, the borrower deposited (i) $500,000 into a debt yield holdback reserve, (ii) $547,525 into a control tax payment reserve, (iii) approximately $28,133 into a real estate tax reserve, (iv) approximately $191,593 into a reserve for the first month’s interest payment and (v) $1,650 into a deferred maintenance reserve. The debt yield holdback reserve is required to be released to the borrower (or if a Trigger Period (as defined below) then exists, to the cash management account), but no more often than once in any three month period, to the extent that no event of default exists and the underwritten net cash flow debt yield, calculated as provided in the loan documents, equals or exceeds 13.00%; provided that if

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

122

Hospitality – Full Service 238 NJ State Route 17 Hasbrouck Heights, NJ 07604	Collateral Asset Summary – Loan No.10 Holiday Inn Hasbrouck Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 55.1% 1.49 x 14.6%

such conditions are not satisfied by the twelfth monthly payment date, the lender will have the right, in its sole discretion, to thereafter hold the funds in such reserve as additional collateral and the borrower will have no further right to obtain a release of such funds.

Tax Escrows – The borrower is required to deposit into a real estate tax reserve, on a monthly basis, 1/12th of the taxes that are required to be paid by the borrower or that the lender reasonably estimates will be payable over the next-ensuing 12-month period (initially estimated to be approximately $28,133).

Insurance Reserve – At the lender’s option, if the liability or casualty policy maintained by the borrower is not an approved blanket or umbrella policy, or the lender requires the borrower to obtain a separate policy, the borrower is required to deposit into an insurance reserve, on a monthly basis, 1/12th of the amount which would be sufficient to pay the insurance premiums due for the renewal of coverage afforded by the insurance policies. At origination of the Holiday Inn Hasbrouck Heights Mortgage Loan, an acceptable blanket policy was in place.

FF&E Reserve – The borrower is required to deposit into an FF&E reserve, on a monthly basis, an amount equal to the greater of (i) the FF&E Payment (as defined below) and (ii) the amount of the deposit, if any, then required by the franchisor on account of FF&E under the franchise agreement. “FF&E Payment” means an amount equal to 1/12 of 4.0% of the greater of (x) the gross revenues for the hotel related operations at the Holiday Inn Hasbrouck Heights Property for the immediately preceding calendar year , as reasonably determined by the lender and (y) the projected annual gross revenues for the hotel related operations at the Holiday Inn Hasbrouck Heights Property for the calendar year in which the applicable monthly payment date occurs, as set forth in the annual budget (which is required to be approved by the lender during a Trigger Period). The initial monthly payment into the FF&E Reserve was determined to be approximately $31,727.

Lockbox / Cash Management. The Holiday Inn Hasbrouck Heights Mortgage Loan is structured with a hard lockbox and springing cash management. On the origination date, the borrower was required to establish and maintain a lender-controlled lockbox account into which the borrower is required to deposit, or cause the property manager to deposit, within two business days after receipt, all revenue generated by the Holiday Inn Hasbrouck Heights Property. On or prior to the origination date, the borrower was required to deliver direction letters to (i) all tenants occupying space at the Holiday Inn Hasbrouck Heights Property directing them to pay all rent and other sums due under the lease to which they are a party into the lender-controlled lockbox account and (ii) each of the credit card companies or credit card clearing banks with which the borrower or property manager has entered into a merchant’s or other credit card agreement directing them to pay all payments which would otherwise be paid to the borrower or property manager under the applicable credit card processing agreement into the lender-controlled lockbox account. All funds deposited into the lockbox account are required to be transferred on each business day to or at the direction of the borrower unless a Trigger Period exists, in which case, at the lender’s election, all funds in the lockbox account are required to be swept on each business day to a lender-controlled cash management account to be applied and disbursed in accordance with the Holiday Inn Hasbrouck Heights Mortgage Loan documents, and all excess cash flow funds remaining in the cash management account after the application of such funds in accordance with the Holiday Inn Hasbrouck Heights Mortgage Loan documents are required to be held by the lender in an excess cash flow reserve account as additional collateral for the Holiday Inn Hasbrouck Heights Mortgage Loan; provided that, so long as no event of default is continuing, the lender is required to make such funds available to the borrower to pay operating expenses to the extent that other funds reserved for such purpose are insufficient. Upon the cure of all Trigger Periods, so long as no event of default exists, the lender is required to return any amounts remaining on deposit in the excess cash flow reserve account to the borrower. Upon an event of default under the Holiday Inn Hasbrouck Heights Mortgage Loan documents, the lender may apply funds to the Holiday Inn Hasbrouck Heights Mortgage Loan in such priority as it may determine.

“Trigger Period” means the period commencing on the earliest of (i) the occurrence and continuance of an event of default, (ii) at any time on or after October 16, 2027, the debt service coverage ratio falling below 1.30x; provided that a Trigger Period will not be deemed to exist pursuant to this clause (ii) to the extent that the Collateral Cure Conditions (as defined below) are satisfied, (iii) the occurrence of a Franchise Agreement Trigger Event (as defined below) and (iv) any bankruptcy, insolvency, receivership or similar proceedings by or against the property manager; and expiring upon (w) with respect to clause (i) above, the cure (if applicable) of the event of default, (x) with respect to clause (ii) above, the debt service coverage ratio remaining equal to or greater than 1.30x for two consecutive calendar quarters, (y) with respect to clause (iii) above, the Franchise Agreement Trigger Event ceasing to exist, and (z) with respect to clause (iv) above, the borrower’s replacement of the applicable property manager with a property manager that is a Qualified Manager (as defined below) and a management agreement with such Qualified Manager that is approved by the lender (which approval may be conditioned upon the lender’s receipt of a rating agency confirmation).

“Qualified Manager” means (i) Hotel Equities Group, LLC, a Georgia limited liability company, which was pre-approved by the lender as of the origination date (provided that such pre-approval will be deemed automatically revoked upon written notice from the lender to the borrower that a rating agency has objected to Hotel Equities Group, LLC serving as manager of the Holiday Inn Hasbrouck Heights Property), or (ii) any other entity approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a rating agency confirmation).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

123

Hospitality – Full Service 238 NJ State Route 17 Hasbrouck Heights, NJ 07604	Collateral Asset Summary – Loan No.10 Holiday Inn Hasbrouck Heights	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$19,000,000 55.1% 1.49 x 14.6%

“Collateral Cure Conditions” are deemed to exist if and for so long as the borrower deposits cash into an account with the lender or delivers to the lender a letter of credit which, in either case, will serve as additional collateral for the Holiday Inn Hasbrouck Heights Mortgage Loan, in an amount equal to the Collateral Deposit Amount (as defined below) and, thereafter, for so long as the borrower elects to satisfy the Collateral Cure Conditions in order to avoid a Trigger Period pursuant to clause (ii) of the definition of Trigger Period, on each one year anniversary of the date the borrower made said deposit (or delivered said letter of credit), the borrower is required to deposit additional cash collateral in the amount of the Collateral Deposit Amount or increase the amount of the letter of credit by an amount equal to the Collateral Deposit Amount, as applicable. The collateral referenced in this definition will be returned to the borrower, provided that no event of default is ongoing, at the time the debt service coverage ratio (without taking into account the cash deposit or letter of credit) is equal to or greater than 1.30x for two consecutive calendar quarters.

“Collateral Deposit Amount” means the amount of funds which, if the outstanding principal balance of the Holiday Inn Hasbrouck Heights Mortgage Loan were reduced thereby, would cause the debt service coverage ratio to be equal to or greater than 1.30x.

“Franchise Agreement Trigger Period” means a period (A) commencing upon the first to occur of (i) the borrower being in default under the franchise agreement beyond any applicable notice and cure periods, (ii) the borrower or the franchisor giving notice that it is terminating the franchise agreement, (iii) any termination or cancellation of the franchise agreement (including, without limitation, rejection in any bankruptcy or similar insolvency proceeding of the franchisor) and/or the franchise agreement expiring or otherwise failing to otherwise be in full force and effect, (iv) any bankruptcy or similar insolvency of any franchisor, (v) the Holiday Inn Hasbrouck Heights Property failing to be operated, “flagged” and/or branded pursuant to the franchise agreement and (vi) any permit applicable to the franchise agreement ceasing to be in full force in effect; and (B) expiring upon the lender’s receipt of reasonably acceptable evidence (which must include, without limitation, a duly executed estoppel certificate or comfort letter from the applicable franchisor) of (a) the satisfaction of the Franchise Agreement Cure Conditions (as defined below) or (b) the branding, “flagging” and operation of the Holiday Inn Hasbrouck Heights Property pursuant to a replacement franchise, trademark and license agreement with a Qualified Franchisor (as defined below), which replacement agreement is approved by the lender in writing (which approval may be conditioned upon the lender’s receipt of a rating agency confirmation).

“Franchise Agreement Cure Conditions” means each of the following (i) the borrower has cured all defaults (if any) under the franchise agreement to the satisfaction of the applicable franchisor, (ii) the borrower and the applicable franchisor have re-affirmed the franchise agreement as being in full force and effect, (iii) with respect to any applicable bankruptcy or insolvency proceedings involving the applicable franchisor and/or franchise agreement (if any), such franchisor is no longer insolvent or subject to any bankruptcy or insolvency proceedings and has affirmed such franchise agreement pursuant to a final, non-appealable order of a court of competent jurisdiction, (iv) the Holiday Inn Hasbrouck Heights Property continues to be operated, “flagged” and branded pursuant to the franchise agreement and (v) all permits applicable to the related franchise agreement are in full force and effect.

“Qualified Franchisor” mean a reputable and experienced franchisor possessing experience in flagging hotel properties similar in size, scope, use and value as the Holiday Inn Hasbrouck Heights Property and approved by the lender (in its sole discretion) in writing (which approval may be conditioned upon the lender’s receipt of a rating agency confirmation).

Current Mezzanine or Secured Subordinate Indebtedness. None.

Permitted Future Mezzanine or Secured Subordinate Indebtedness. Not permitted.

Release of Collateral. Not permitted.

Ground Lease. None.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

124

Retail – Anchored 2626 East Stone Drive Kingsport, TN 37660	Collateral Asset Summary – Loan No. 11 Kingsport Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,900,000 67.5% 1.57x 11.7%
Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition	Property Type – Subtype:	Retail – Anchored
Borrower Sponsor(s):	Drew Angel, Robert Erlich and Joshua (Josh) Weinberg	Collateral:	Fee
Borrower(s):	Core Kingsport LLC and Core Kingsport One LLC	Location:	Kingsport, TN
Original Balance:	$18,900,000	Year Built / Renovated:	2007 / NAP
Cut-off Date Balance:	$18,900,000	Property Management:	Core Equity Partners I, LLC
% by Initial UPB:	2.5%	Size:	191,131 SF
Interest Rate:	6.77100%	Appraised Value / Per SF(1):	$28,000,000 / $146
Note Date:	August 31, 2026	Appraisal Date(1):	July 16, 2026
Original Term:	60 months	Occupancy:	89.6% (as of August 28, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	86.1%
Original Amortization:	NAP	Underwritten NOI:	$2,216,661
Interest Only Period:	60 months	Underwritten NCF:	$2,042,927
First Payment Date:	October 6, 2026
Maturity Date:	September 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$2,088,627 (TTM May 31, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$1,979,105
Call Protection:	L(26),D(27),O(7)	2024 NOI(2):	NAV
Lockbox / Cash Management:	Hard / Springing	2023 NOI(2):	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$99
Taxes:	$185,033	$23,129	NAP	Maturity Date Loan / SF:	$99
Insurance:	$0	Springing	NAP	Cut-off Date LTV(1):	67.5%
Replacement Reserves:	$0	$2,389	$86,009	Maturity Date LTV(1):	67.5%
TI / LC Reserve:	$0	$10,353	$372,705	UW NOI DY:	11.7%
				UW NCF DSCR:	1.57x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,900,000	68.3%	Purchase Price	$27,000,000	97.5%
Borrower Equity	4,987,073	18.0	Closing Costs	494,188	1.8
Buyer’s Credits	3,792,147	13.7	Upfront Reserves	185,033	0.7
Total Sources	$27,679,220	100.0%	Total Uses	$27,679,220	100.0%
(1)	The Appraised Value of $28,000,000 as of July 16, 2026 includes the $26,500,000 as-is valuation and $1,500,000 of excess land value related to the release parcel resulting in a Cut-off Date LTV and Maturity Date LTV of 67.5%.
(2)	2024 NOI and 2023 NOI are not available because the Kingsport Pavilion property was acquired by the borrowers in August 2026 in connection with this financing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

125

Retail – Anchored 2626 East Stone Drive Kingsport, TN 37660	Collateral Asset Summary – Loan No. 11 Kingsport Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,900,000 67.5% 1.57x 11.7%

The following table presents certain information relating to the largest tenants at the Kingsport Pavilion property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s/ S&P/Fitch)(2)	Net Rentable Area (SF)	% of Net Rentable Area	U/W Base Rent	U/W Base Rent Per SF	% of Total U/W Base Rent	Lease Expiration	Renewal Option	Termination Option (Y/N)
Major Tenants
Academy Sports + Outdoors	NR/NR/NR	45,182	23.6%	$564,775	$12.50	23.2%	3/31/2035	4 x 5 Year	Y(3)
Burlington	NR/BB+/NR	18,500	9.7%	314,500	$17.00	12.9%	2/29/2036	4 x 5 Year	Y(4)
Michaels	NR/NR/NR	21,574	11.3%	248,101	$11.50	10.2%	2/28/2032	2 x 5 Year	N
Books-A-Million	NR/NR/NR	15,500	8.1%	224,750	$14.50	9.2%	1/31/2029	2 x 3 Year	N
Ulta Beauty	NR/NR/NR	10,117	5.3%	192,223	$19.00	7.9%	10/31/2035	1 x 5 Year	N
Rack Room Shoes	NR/NR/NR	8,000	4.2%	118,800	$14.85	4.9%	7/31/2028	2 x 5 year	N
LensCrafters	NR/NR/NR	3,596	1.9%	107,880	$30.00	4.4%	5/31/2035	2 x 5 year	Y(5)
Dollar Tree Stores, Inc.	Baa2/BBB/NR	10,010	5.2%	105,105	$10.50	4.3%	9/30/2030	N	Y(6)
bealls	NR/NR/NR	15,095	7.9%	90,570	$6.00	3.7%	MTM	N	N
Hibbet Retail, Inc.	NR/NR/NR	5,016	2.6%	90,288	$18.00	3.7%	11/30/2033	3 x 5 Year	Y(7)
Major Tenants Subtotal		152,590	79.8%	$2,056,992	$13.48	84.5%
Remaining Occupied Total		18,647	9.8%	$378,137	$20.28	15.5%
Occupied Collateral Total		171,237	89.6%	$2,435,129	$14.22	100.0%
Vacant Space		19,894	10.4%
Collateral Total		191,131	100.0%
(1)	Based on the underwritten rent roll dated August 28, 2026, inclusive of contractual rent steps through September 30, 2027.
(2)	In certain instances, ratings provided are those of the parent company of the entity shown, whether or not the parent company guarantees the lease.
(3)	Academy Sports + Outdoors has termination rights related to co-tenancy including occupancy of 70% of leasable square footage, Target and Kohl’s, both of which are open.
(4)	Burlington has termination rights related to casualty and co-tenancy including occupancy 60% of leasable square footage, Target and Kohl’s, both of which are open.
(5)	LensCrafters has termination rights related to casualty, co-tenancy including occupancy of 60% of leasable square footage, and gross sales below $1,250,000 in the fifth lease year ending May 31, 2030.
(6)	Dollar Tree Stores, Inc. has termination rights related to co-tenancy including occupancy of 65% of leasable square footage.
(7)	Hibbet Retail, Inc. has termination rights related to co-tenancy including occupancy of Target and 111,829 of retail tenants, and gross sales below $850,000 in the fifth lease year ending November 30, 2028.

The following table presents certain information relating to the lease rollover schedule at the Kingsport Pavilion property, based on the initial lease expiration dates:

Lease Rollover Schedule(1)(2)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	15,095	7.9%	7.9%	$90,570	3.7%	$6.00	1
2027	0	0.0%	7.9%	$0	0.0%	$0.00	0
2028	13,079	6.8%	14.7%	$194,985	8.0%	$14.91	2
2029	21,273	11.1%	25.9%	$369,002	15.2%	$17.35	5
2030	11,961	6.3%	32.1%	$144,125	5.9%	$12.05	2
2031	0	0.0%	32.1%	$0	0.0%	$0.00	0
2032	27,418	14.3%	46.5%	$366,781	15.1%	$13.38	3
2033	5,016	2.6%	49.1%	$90,288	3.7%	$18.00	1
2034	0	0.0%	49.1%	$0	0.0%	$0.00	0
2035	58,895	30.8%	79.9%	$864,878	35.5%	$14.69	3
2036	18,500	9.7%	89.6%	$314,500	12.9%	$17.00	1
2037 & Thereafter	0	0.0%	89.6%	$0	0.0%	$0.00	0
Vacant	19,894	10.4%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	191,131	100.0%		$2,435,129	100.0%	$14.22	18
(1)	Based on the underwritten rent roll dated August 28, 2026, inclusive of contractual rent steps through September 30, 2027.
(2)	Certain tenants may have lease termination options that are exercisable prior to the originally stated expiration date of the subject lease and that are not considered in the Lease Rollover Schedule.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

126

Retail – Anchored 2626 East Stone Drive Kingsport, TN 37660	Collateral Asset Summary – Loan No. 11 Kingsport Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,900,000 67.5% 1.57x 11.7%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Kingsport Pavilion property:

Cash Flow Analysis(1)
	2025	TTM 5/31/2026	Underwritten	U/W Per SF
Gross Potential Rent(2)	$2,139,686	$2,345,815	$2,435,129	$12.74
Vacancy Lease-Up	0	0	476,669	$2.49
Expense Reimbursement	482,363	516,440	507,924	$2.66
Net Rental Income	$2,622,049	$2,862,255	$3,419,722	$17.89
Other Income	$0	$0	$2,500	$0.01
Vacancy and Credit Loss	0	0	(476,669)	($2.49)
Effective Gross Revenue	$2,622,049	$2,862,255	$2,945,553	$15.41
Real Estate Taxes	$214,338	$314,525	$269,465	$1.41
Insurance	76,356	77,068	76,159	$0.40
Other Expenses	352,250	382,035	383,268	$2.01
Total Expenses	$642,943	$773,628	$728,892	$3.81
Net Operating Income	$1,979,105	$2,088,627	$2,216,661	$11.60
Replacement Reserves	$0	$0	$28,670	$0.15
TI/LC	0	0	145,065	$0.76
Net Cash Flow	$1,979,105	$2,088,627	$2,042,927	$10.69

Occupancy	100.0%	89.6%(3)	86.1%(4)
NOI Debt Yield	10.5%	11.1%	11.7%
NCF DSCR	1.53x	1.61x	1.57x
(1)	Historical Cash Flows are not available because the Kingsport Pavilion property was acquired by the Borrowers in August 2026 in connection with this financing.
(2)	Based on In-Place Rent Roll as of August 28, 2026 with contractual rent steps through September 30, 2027.
(3)	Represents physical occupancy as of August 28, 2026.
(4)	Based on an underwritten economic vacancy of 13.9%.

Appraisal. According to the appraisal, the Kingsport Pavilion property had an “as-is” appraised value of $28,000,000, as of July 16, 2026.

Kingsport Pavilion Appraised Value(1)
Property	Value	Capitalization Rate
Kingsport Pavilion	$28,000,000	8.00%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

127

Retail – Anchored 2626 East Stone Drive Kingsport, TN 37660	Collateral Asset Summary – Loan No. 11 Kingsport Pavilion	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,900,000 67.5% 1.57x 11.7%

The following table presents certain information relating to comparable properties for the Kingsport Pavilion property:

Comparable Property Summary(1)
Property Name / Address	Distance from Subject	Year Built / Renovated	Total SF	Tenant	Base Rent/SF
Kingsport Pavilion 2626 East Stone Drive Kingsport, TN 37660	-	2007 / NAP	191,131(2)	Various	$14.22(2)
2400 West Stone Drive 2400 West Stone Drive Kingsport, TN	6.0 mi	2002 / NAP	26,877	Ahler’s Catering	$19.50
1880 North Eastman Road 1880 North Eastman Road Kingsport, TN	1.6 mi	2007 / NAP	47,117	Haven Booksellers	$18.00
Shoppes at West State 2742 West State Street Bristol, TN	15.7 mi	2003 / NAP	4,200	Madhouse Vapees	$25.00
Suncrest Commons 620 Suncrest Drive Johnson City, TN	10.4 mi	2025 / NAP	18,000	Jersey Mike’s	$25.00
The Centre at Deane Hill 264-279 Morrell Road Knoxville, TN	96.0 mi	1998 / NAP	55,000	JOANN Fabric and Craft Stores	$13.00
Town & Country Commons 106-228 North Peters Road Knoxville, TN	99.0 mi	1984 / NAP	640,661	Club 4 Fitness	$11.50
Kohl’s - Knoxville 5312 Washington Pike Knoxville, TN	85.0 mi	1997 / NAP	86,584	Kohl’s	$6.98
North Cedar Bluff Plaza 430 North Cedar Bluff Road Knoxville, TN	99.0 mi	1989 / NAP	34,656	Mediterranean Market	$14.00
6760 Malone Creek Drive 6760 Malone Creek Drive Knoxville, TN	95.0 mi	2024 / NAP	10,000	Dollar Tree	$15.78
Dollar General – Bristol, TN 4462 US-421 Bristol, TN	22.7 mi	2024 / NAP	10,640	Dollar General	$15.93

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated August 28, 2026 inclusive of contractual rent steps through September 30, 2027.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

128

Retail – Anchored 2461 East 17th Street Brooklyn, NY 11235	Collateral Asset Summary – Loan No. 12 2461 East 17th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 68.3% 1.30x 9.5%
Mortgage Loan Information		Property Information
Loan Seller:	CREFI	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Anchored
Borrower Sponsor(s):	Joshua Agus and Idit Agus	Collateral:	Fee
Borrower(s):	AH FB BK LLC	Location:	Brooklyn, NY
Original Balance:	$18,500,000	Year Built / Renovated:	1930 / 2026
Cut-off Date Balance:	$18,500,000	Property Management:	Booth Street Management LLC
% by Initial UPB:	2.4%	Size:	30,711 SF
Interest Rate:	7.10000%	Appraised Value / Per SF:	$27,100,000 / $882
Note Date:	September 10, 2026	Appraisal Date:	July 30, 2026
Original Term:	60 months	Occupancy:	100.0% (as of July 31, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	97.0%
Original Amortization:	NAP	Underwritten NOI:	$1,754,643
Interest Only Period:	60 months	Underwritten NCF:	$1,731,009
First Payment Date:	November 6, 2026
Maturity Date:	October 6, 2031	Historical NOI(2)
Additional Debt Type:	NAP	Most Recent NOI:	NAV
Additional Debt Balance:	NAP	2025 NOI:	NAV
Call Protection:	L(25),D(32),O(3)	2024 NOI:	NAV
Lockbox / Cash Management:	Soft / Springing	2023 NOI:	NAV

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$602
Taxes:	$84,044	$16,809	NAP	Maturity Date Loan / SF:	$602
Insurance:	$11,755	$2,351	NAP	Cut-off Date LTV:	68.3%
Replacement Reserves:	$0	$512	NAP	Maturity Date LTV:	68.3%
TI / LC:	$0	$2,559	NAP	UW NOI DY:	9.5%
Other Reserves(1):	$133,333	$0	NAP	UW NCF DSCR:	1.30x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,500,000	100.0%	Loan Payoff	$11,211,987	60.6%
			Sponsor Equity	6,275,006	33.9
			Closing Costs	783,875	4.2
			Upfront Reserves	229,132	1.2
Total Sources	$18,500,000	100.0%	Total Uses	$18,500,000	100.0%

(1)	Initial Other Reserves is comprised of a Gap Rent Reserve of $133,333 for MB Stores of Brooklyn LLC.
(2)	Historical financial information is not available as the 2461 East 17th Street property was completely re-tenanted in 2025 and 2026 and recently underwent renovations to prepare the 2461 East 17th Street property for occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

129

Retail – Anchored 2461 East 17th Street Brooklyn, NY 11235	Collateral Asset Summary – Loan No. 12 2461 East 17th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 68.3% 1.30x 9.5%

The following table presents certain information relating to the major tenants at the 2461 East 17th Street property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / Fitch / S&P(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% of Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
Major Tenants
USPS(3)	Aa1/AA+/AA+	20,767	67.6%	$1,548,925	$74.59	79.5%	5/14/2040	N	2 x 5yr
MB Stores of Brooklyn LLC(4)	NR/NR/NR	9,944	32.4%	$400,000	$40.23	20.5%	1/31/2037	N	None
Total Occupied		30,711	100.0%	$1,948,925	$63.46	100.0%
Vacant		0	0.0%
Total		30,711	100.0%
(1)	Based on the underwritten rent roll dated July 31, 2026 and inclusive of $132,677 of the five-year average contractual rent steps for USPS.
(2)	In certain instances, ratings provided are those of the parent company or government entity of the entity shown, whether or not the parent company or government guarantees the lease.
(3)	USPS began paying rent in May 2025 with a lease term through May 2040. The tenant is currently in the process of renovating its space, with physical occupancy anticipated in January 2027. We cannot assure you that USPS will take occupancy as expected or at all.
(4)	MB Stores of Brooklyn LLC, doing business as Jembro (“Jembro”), executed a lease for 9,944 SF in July 2026 and took possession of the premises on August 27, 2026. The tenant is currently preparing its space and is expected to open for business in November 2026. The tenant has paid the first month's rent, and pursuant to the lease, months 2 through 5 of the initial lease term (October 1, 2026 through January 31, 2027) are subject to free rent. Contractual rent payments are scheduled to resume on February 1, 2027.

The following table presents certain information relating to the lease rollover schedule at the 2461 East 17th Street property based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ Per SF	# of Expiring Leases
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0	0
2027	0	0.0%	0.0%	$0	0.0%	$0	0
2028	0	0.0%	0.0%	$0	0.0%	$0	0
2029	0	0.0%	0.0%	$0	0.0%	$0	0
2030	0	0.0%	0.0%	$0	0.0%	$0	0
2031	0	0.0%	0.0%	$0	0.0%	$0	0
2032	0	0.0%	0.0%	$0	0.0%	$0	0
2033	0	0.0%	0.0%	$0	0.0%	$0	0
2034	0	0.0%	0.0%	$0	0.0%	$0	0
2035	0	0.0%	0.0%	$0	0.0%	$0	0
2036 & Beyond	30,711	100.0%	100.0%	$1,948,925	100.0%	$63.46	2
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	30,711	100.0%		$1,948,925	100.0%	$63.46	2
(1)	Based on the underwritten rent roll dated July 31, 2026 and inclusive of $132,677 of the five-year average contractual rent steps for USPS.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

130

Retail – Anchored 2461 East 17th Street Brooklyn, NY 11235	Collateral Asset Summary – Loan No. 12 2461 East 17th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 68.3% 1.30x 9.5%

The following table presents certain information relating to the underwritten net cash flow at the 2461 East 17th Street property:

Cash Flow Analysis(1)(2)
	U/W	U/W Per SF
Base Rent	$1,816,248	$59.14
Contractual Rent Steps(3)	132,677	$4.32
Gross Potential Rent	$1,948,925	$63.46
Reimbursements	153,947	$5.01
Total Gross Income	$2,102,872	$68.47
(Vacancy / Credit Loss)	(63,086)	($2.05)
Effective Gross Income	$2,039,786	$66.42

Real Estate Taxes	192,081	$6.25
Management Fee	61,194	$1.99
Insurance	26,868	$0.87
Repairs & Maintenance	5,000	$0.16
Total Expenses	$285,143	$9.28

Net Operating Income	$1,754,643	$57.13
Replacement Reserves	6,142	$0.20
Normalized TI/LC	17,492	$0.57
Net Cash Flow	$1,731,009	$56.36

Occupancy (%)	97.0%(4)
NCF DSCR	1.30x
NOI Debt Yield	9.5%

(1)	Based on the underwritten rent roll dated July 31, 2026.
(2)	Historical financial information is not available as the 2461 East 17th Street property was completely re-tenanted in 2025 and 2026 and recently underwent renovations to prepare the 2461 East 17th Street property for occupancy.
(3)	Contractual Rent Steps are underwritten per the five-year average of the contractual escalations for USPS.
(4)	Represents economic occupancy.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

131

Retail – Anchored 2461 East 17th Street Brooklyn, NY 11235	Collateral Asset Summary – Loan No. 12 2461 East 17th Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,500,000 68.3% 1.30x 9.5%

The following table presents information relating to comparable retail leases for the 2461 East 17th Street property:

Comparable Retail Rental Summary(1)
Property Name / Location	Distance from Subject	Tenant	Suite Size (SF)	Lease Commencement	Lease Term (Yrs.)	Base Rent (PSF)
		USPS(2)	20,767(2)	May-25(2)	15(2)	$74.59(2)
2461 East 17th Street Brooklyn, NY	-	MB Stores of Brooklyn LLC d/b/a Jembro(2)	9,944(2)	Feb-27(2)	10(2)	$40.23(2)
2021 Avenue U Brooklyn, NY	0.6 mi	Grand Belleza Clothes	1,650	Nov-25	5	$43.64
2220 Flatbush Avenue Brooklyn, NY	2.1 mi	Confidential	2,500	Jan-26	10	$36.00
1273 Coney Island Avenue Brooklyn, NY	2.5 mi	Restaurant	6,000	Dec-25	10	$47.00
1565 Flatbush Avenue Brooklyn, NY	2.9 mi	Key Foods	11,000	Jul-25	10	$37.00
1010 McDonald Avenue Brooklyn, NY	2.9 mi	Personal Touch Homecare	21,000	Sep-25	10	$55.00
1019 Flatbush Avenue Brooklyn, NY	3.8 mi	Emporio Clothing	3,872	Feb-25	NAV	$66.00

(1)	Source: Appraisal.
(2)	Based on the underwritten rent roll dated July 31, 2026 and inclusive of $132,677 of the five-year average contractual rent steps for USPS.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

132

Mixed Use – Office/School 30-20 Thomson Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 13 Queens Atrium	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 59.4% 1.38x 11.5%
Mortgage Loan Information		Property Information
Loan Seller:	BMO	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Mixed Use – Office/School
Borrower Sponsor(s):	Jeffrey J. Feil and Lloyd Goldman	Collateral:	Fee
Borrower:	Celtic 30-20 Holdings LLC	Location:	Long Island City, NY
Original Balance(1):	$18,000,000	Year Built / Renovated:	1914 / 2006, 2012
Cut-off Date Balance(1):	$18,000,000	Property Management:	Jeffrey Management Corp.
% by Initial UPB:	2.4%	Size:	438,193 SF
Interest Rate:	8.15500%	Appraised Value (As Is) / Per SF:	$160,000,000 / $365
Note Date:	July 7, 2026	Appraisal Date:	July 1, 2026
Original Term:	60 months	Occupancy:	100.0% (as of June 30, 2026)
Amortization:	Interest Only	UW Economic Occupancy:	100.0%
Original Amortization:	NAP	Underwritten NOI(3):	$10,950,793
Interest Only Period:	60 months	Underwritten NCF:	$10,858,754
First Payment Date:	August 6, 2026
Maturity Date:	July 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu	Most Recent NOI(3):	$9,964,779 (December 31, 2025)
Additional Debt Balance(1):	$77,000,000	2024 NOI:	$9,539,680
Call Protection:	L(28),DorYM1(27),O(5)	2023 NOI(4):	NAV
Lockbox / Cash Management(2):	Hard / In Place	2022 NOI(4):	NAV

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$217
Taxes:	$494,592	$247,296	NAP	Maturity Date Loan / SF:	$217
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	59.4%
Replacement Reserves:	$0	$7,670	NAP	Maturity Date LTV:	59.4%
Deferred Maintenance:	$53,922	$0	NAP	UW NOI DY:	11.5%
Debt Service Reserve:	$3,000,000	Springing	NAP	UW NCF DSCR:	1.38x
CUNY TI Reserve:	$7,895,000	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$95,000,000	99.1%	Loan Payoff	$82,937,021	86.5%
Sponsor Equity	877,277	0.9	Upfront Reserves	11,443,514	11.9
			Closing Costs	1,496,742	1.6
Total Sources	$95,877,277	100.0%	Total Uses	$95,877,277	100.0%
(1)	The Queens Atrium mortgage loan is part of the Queens Atrium whole loan, which is evidenced by eight pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of $95,000,000 (the “Queens Atrium Whole Loan”). The Financial Information in the chart above is based on the Queens Atrium Whole Loan.
(2)	As of the origination date, the Queens Atrium Whole Loan is in a lease sweep period pending the occurrence of a specified lease extension event.
(3)	The increase from Most Recent NOI to UW NOI is mainly due to the inclusion of straight line rent for investment grade tenants.
(4)	2023 and 2022 NOI are not available as the prior loan secured by the Queens Atrium property was cross-collateralized with the loan secured by the adjacent sister 30 – 30 Thomson Avenue building in a prior CMBS deal. The borrower sponsors only began preparing separate income statements for the two related properties starting in 2024.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

133

Mixed Use – Office/School 30-20 Thomson Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 13 Queens Atrium	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 59.4% 1.38x 11.5%

The relationship between the holders of the Queens Atrium Whole Loan is governed by a co-lender agreement and the Queens Atrium whole loan will be serviced pursuant to the pooling and servicing agreement for the BMO 2026-5C16 securitization trust. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The table below identifies the promissory notes that comprise the Queens Atrium Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$25,000,000	$25,000,000	BMO 2026-5C16	Yes
A-2	$25,000,000	$25,000,000	BMO 2026-5C16	No
A-3	$10,800,000	$10,800,000	Benchmark 2026-V24	No
A-4	$9,500,000	$9,500,000	BMO 2026-5C16	No
A-5	$6,200,000	$6,200,000	BMO 2026-5C16	No
A-6	$5,800,000	$5,800,000	BMO 2026-5C16	No
A-7	$5,500,000	$5,500,000	BMO 2026-5C16	No
A-8	$7,200,000	$7,200,000	Benchmark 2026-V24	No
Whole Loan	$95,000,000	$95,000,000

The following table presents certain information relating to the tenants at the Queens Atrium property:

Tenant Summary(1)
Tenant	Credit Rating (Moody’s / S&P / Fitch)(2)	Net Rentable Area (SF)	% of NRSF	U/W Base Rent	U/W Base Rent Per SF	% Annual U/W Base Rent	Lease Expiration	Termination Option (Y/N)	Renewal Option
CUNY LaGuardia Community College	NR/NR/NR	212,341	48.5%	$8,092,000	$38.11	57.3%	10/31/2035	N	1 x 5
NYC School Construction Authority	Aa2/AA/AA	121,809	27.8	$3,299,806	$27.09	23.4	4/30/2030	N	None
NYC Board of Education	Aa2/AA/AA	103,382	23.6	$2,724,116	$26.35	19.3	2/18/2029	N	None
Management Office	NR/NR/NR	661	0.2	$0	$0.00	0.0	12/31/2030	N	None
Total Occupied		438,193	100.0%	$14,115,922	$32.21	100.0%
Vacant		0	0.0%
Total		438,193	100.0%
(1)	Based on the underwritten rent roll dated June 30, 2026.
(2)	Certain ratings are those of the parent company or government entity, whether or not the parent company or government entity guarantees the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

134

Mixed Use – Office/School 30-20 Thomson Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 13 Queens Atrium	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 59.4% 1.38x 11.5%

The following table presents certain information relating to the lease rollover schedule at the Queens Atrium property, based on initial lease expiration dates:

Lease Rollover Schedule(1)
Year	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Number of Leases Expiring
2026 & MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2027	0	0.0%	0.0%	$0	0.0%	$0.00	0
2028	0	0.0%	0.0%	$0	0.0%	$0.00	0
2029	103,382	23.6%	23.6%	$2,724,116	19.3%	$26.35	1
2030	122,470	27.9%	51.5%	$3,299,806	23.4%	$26.94	2
2031	0	0.0%	51.5%	$0	0.0%	$0.00	0
2032	0	0.0%	51.5%	$0	0.0%	$0.00	0
2033	0	0.0%	51.5%	$0	0.0%	$0.00	0
2034	0	0.0%	51.5%	$0	0.0%	$0.00	0
2035	212,341	48.5%	100.0%	$8,092,000	57.3%	$38.11	1
2036 & Thereafter	0	0.0%	100.0%	$0	0.0%	$0.0	0
Vacant	0	0.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	438,193	100.0%	100.0%	$14,115,922	100.0%	$32.21	4
(1)	Based on the underwritten rent roll dated June 30, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

135

Mixed Use – Office/School 30-20 Thomson Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 13 Queens Atrium	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 59.4% 1.38x 11.5%

The following table presents certain information relating to the operating history and underwritten cash flows of the Queens Atrium property:

Operating History and Underwritten Net Cash Flow(1)
	2024	2025	UW	UW PSF
Base Rent	$11,425,502	$13,219,665	$14,115,922	$32.21
Reimbursements	3,286,082	2,530,410	2,852,558	6.51
Straight Line Rent	0	0	536,276	1.22
Gross Potential Rent	$14,711,584	$15,750,075	$17,504,756	$39.95
(Vacancy & Credit Loss)	0	0	0	(0.00)
Other Income(2)	590,559	639,027	639,027	1.46
Effective Gross Income	$15,302,143	$16,389,102	$18,143,783	$41.41

Real Estate Taxes	1,941,476	2,145,815	2,841,038	6.48
Insurance	394,787	375,843	444,021	1.01
Management Fee	163,101	169,735	175,000	0.40
Other Expenses(3)	3,263,099	3,732,930	3,732,930	8.52
Total Operating Expenses	$5,762,463	$6,424,323	$7,192,989	$16.42

Net Operating Income(4)	$9,539,680	$9,964,779	$10,950,793	$24.99
Replacement Reserves	0	0	92,039	0.21
TI/LC	0	0	0	0.00
Net Cash Flow	$9,539,680	$9,964,779	$10,858,754	$24.78
(1)	Historical operating history prior to 2024 is not available due to a prior loan secured by the Queens Atrium property having been cross-collateralized with the loan secured by the adjacent 30 – 30 Thomson Avenue building in the prior CMBS deal. The borrower sponsors only began preparing separate income statements for the two related properties starting in 2024.
(2)	Other Income includes parking and utility income.
(3)	Other Expenses include repairs and maintenance, utilities, payroll, general and administrative, professional fees, security and fire and advertising.
(4)	The increase from 2025 to UW Net Operating Income is mainly due to the inclusion of straight line rent for investment-grade tenants.

Appraisal. According to the appraisal, the Queens Atrium property had an “as-is” appraised value of $160,000,000, as of July 1, 2026.

Queens Atrium Appraised Value(1)
Property	Value	Capitalization Rate
Queens Atrium	$160,000,000	6.44%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

136

Mixed Use – Office/School 30-20 Thomson Avenue Long Island City, NY 11101	Collateral Asset Summary – Loan No. 13 Queens Atrium	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,000,000 59.4% 1.38x 11.5%

The following table presents information relating to comparable office leases for the Queens Atrium property:

Comparable Office Leases(1)
Property Name/Location	Distance from Subject	Year Built/ Renovated	Total GLA (SF)	Tenant	Tenant Size (SF)	Lease Start Date	Lease Term (years)	Annual Rent PSF
Queens Atrium(2) Long Island City, NY	-	1914 / 2006, 2012	438,193	CUNY LaGuardia Community College	212,341	Jan-09	26.83	$38.11
The Factory Building Long Island City, NY	0.1 mi	1922 / 2014-2020	1,118,740	CUNY	24,510	Jun-26	12.75	$35.50
The Factory Building Long Island City, NY	0.1 mi	1922 / 2014-2020	1,118,740	NYC-SCA	101,431	Sep-25	15.01	$29.58
Apple Building Long Island City, NY	0.7 mi	1917 / NAP	217,345	Nuvia Dental	15,119	Jul-25	10.00	$38.00(3)
Apple Building Long Island City, NY	0.7 mi	1917 / NAP	217,345	MTA	53,381	Jun-25	15.33	$36.25(3)
The Factory Building Long Island City, NY	0.1 mi	1922 / 2014-2020	1,118,740	Ralph Lauren	6,936	Feb-25	9.00	$39.90(3)
The Falchi Building Long Island City, NY	0.5mi	1915 / 2016-2020	708,147	GSA	43,517	Dec-23	15.01	$39.50(3)

(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated June 30, 2026.
(3)	Certain comparable leases contain rent escalations, increasing by a specific percentage each year. In all such cases, Annual Rent PSF is shown based on year one lease values.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

137

Retail – Super Regional Mall 10000 California Street Omaha, NE 68114	Collateral Asset Summary – Loan No. 14 Westroads Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,943,388 53.1% 2.20x 19.8%
Mortgage Loan Information		Property Information
Loan Seller:	AREF2	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Retail - Super Regional Mall
Borrower Sponsor:	BPR-FF JV LLC	Collateral:	Fee
Borrower(s):	Westroads Mall L.L.C.	Location:	Omaha, NE
Original Balance(1):	$18,000,000	Year Built / Renovated:	1968 / 2015
Cut-off Date Balance(1):	$17,943,388	Property Management:	GGP Services Inc. (f/k/a Brookfield Properties Retail Inc.)
% by Initial UPB:	2.4%	Size:	538,040 SF
Interest Rate:	7.47800%	Appraised Value / Per SF:	$125,800,000 / $234
Note Date:	May 13, 2026	Appraisal Date:	December 12, 2025
Original Term:	60 months	Occupancy:	94.0% (as of April 30, 2026)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	89.4%
Original Amortization:	360 months	Underwritten NOI:	$13,247,667
Interest Only Period:	None	Underwritten NCF:	$12,332,999
First Payment Date:	July 6, 2026
Maturity Date:	June 6, 2031	Historical NOI
Additional Debt Type(1):	Pari Passu / Mezzanine	Most Recent NOI:	$13,246,995 (TTM March 31, 2026)
Additional Debt Balance(1):	$48,845,888 / $12,000,000	2025 NOI:	$13,405,779
Call Protection:	L(29),D(27),O(4)	2024 NOI:	$13,692,737
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$15,244,704

Reserves				Financial Information(1)
	Initial	Monthly	Cap	Cut-off Date Loan / SF:	$124
Taxes:	$0	Springing	NAP	Maturity Date Loan / SF:	$119
Insurance:	$0	Springing	NAP	Cut-off Date LTV:	53.1%
Replacement Reserves:	$0	$8,967	NAP	Maturity Date LTV:	50.7%
TI / LC:	$1,488,600	$67,255	NAP	UW NOI DY:	19.8%
Deferred Maintenance:	$106,557	$0	NAP	UW NCF DSCR:	2.20x
Gap Rent Reserve:	$91,001	$0	NAP

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Whole Loan(1)	$67,000,000	76.6%	Loan Payoff(2)	$84,142,405	96.2%
Mezzanine Loan	12,000,000	13.7	Upfront Reserves	1,686,158	1.9
Borrower Sponsor Equity	8,502,357	9.7	Closing Costs	1,673,794	1.9
Total Sources	$87,502,357	100.0%	Total Uses	$87,502,357	100.0%
(1)	The 14th largest mortgage loan (the “Westroads Mall Mortgage Loan”) is part of a whole loan evidenced by four pari passu promissory notes with an aggregate outstanding principal balance as of the Cut-off Date of approximately $66.8 million (the “Westroads Mall Whole Loan”). The financial information in the chart above reflects the Westroads Mall Whole Loan. The Westroads Mall Mortgage Loan is evidenced by the Note A-2 and the Note A-4 in the original aggregate principal amount of $18,000,000.
(2)	Loan Payoff includes $14,731,672.77 in previous mezzanine loan balance.

The relationship between the holders of the Westroads Mall Whole Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” in the Preliminary Prospectus. The controlling Note A-1 and the non-controlling Note A-3 were contributed to the WFCM 2026-5C10 securitization trust. The Westroads Mall Whole Loan is serviced pursuant to the pooling and servicing agreement for the WFCM 2026-5C10 securitization trust. See “Description of the Mortgage Pool—The Whole Loans—The Non-Serviced Pari Passu Whole Loans” and “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

138

Retail – Super Regional Mall 10000 California Street Omaha, NE 68114	Collateral Asset Summary – Loan No. 14 Westroads Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,943,388 53.1% 2.20x 19.8%

The table below identifies the promissory notes that comprise the Westroads Mall Whole Loan:

Whole Loan Summary
Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
A-1	$40,000,000	$39,874,194	WFCM 2026-5C10	Yes
A-2	$12,000,000	$11,962,258	Benchmark 2026-V24	No
A-3	$9,000,000	$8,971,694	WFCM 2026-5C10	No
A-4	$6,000,000	$5,981,129	Benchmark 2026-V24	No
Total	$67,000,000	$66,789,276

The following tables present certain information relating to the available tenant sales information at the Westroads Mall property:

Major Tenant Sales(1)
Tenant Name	Collateral / Non-Collateral	Size (SF)	Lease Expiration	Reported Sales(2)	Sales / SF
Von Maur	Non-Collateral	179,114	NAP	$38,000,000	$212
JCPenney	Non-Collateral	177,223	NAP	$12,800,000	$72
Dick's Sporting Goods	Collateral	84,000	1/31/2029	$10,000,000	$119
AMC Westroads	Collateral	73,252	11/30/2028	$2,039,000	$145,643(3)
Toys R Us	Collateral	30,796	10/31/2028	$993,080	$32
The Container Store	Collateral	25,604	2/29/2032	$2,655,023	$104
(1)	Information is based on the underwritten rent roll dated April 30, 2026, unless otherwise indicated.
(2)	Information obtained from the borrower sponsor. Reported sales shown are for calendar year 2025, except for Toys R Us, which is based on the trailing four months ending February 28, 2026, annualized.
(3)	Sales for AMC Westroads are shown per screen.

Sales History(1)
Tenancy Type	2022	2023	2024	2025
Total In-Line Tenants < 10,000 SF
Total Sales	$94,716,903	$87,965,094	$86,580,323	$89,064,245
Total SF Reporting	184,588	191,023	194,977	191,310
Sales Per SF	$513	$460	$444	$466
Total In-Line Tenants
Total Sales	$110,108,081	$101,399,678	$98,867,158	$101,230,518
Total SF Reporting	257,528	263,963	267,917	264,250
Sales Per SF	$428	$384	$369	$383
(1)	Information obtained from the borrower sponsor.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

139

Retail – Super Regional Mall 10000 California Street Omaha, NE 68114	Collateral Asset Summary – Loan No. 14 Westroads Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,943,388 53.1% 2.20x 19.8%

The following table presents certain information relating to the tenancy at the Westroads Mall property:

Tenant Summary(1)(2)
Tenant Name	Credit Rating (Fitch/Moody's/ S&P)(3)	Net Rentable Area (SF)	% of Total NRA	U/W Base Rent	U/W Base Rent PSF	% of Total Annual U/W Base Rent	Lease Exp. Date	Term. Option (Y/N)(4)	Renewal Options
Victoria's Secret / PINK	NR/Ba3/BB-	12,053	2.2%	$790,918	$65.62	6.8%	1/31/2029	No	None
Dick's Sporting Goods	NR/Baa2/BBB	84,000	15.6%	$630,000	$7.50	5.4%	1/31/2029	No	None
The Cheesecake Factory	NR/NR/NR	10,209	1.9%	$510,450	$50.00	4.4%	1/31/2032	No	None
Old Navy	NR/Ba2/BB+	14,461	2.7%	$491,529	$33.99	4.2%	5/31/2030	No	None
H&M	NR/NR/BBB	18,377	3.4%	$410,000	$22.31	3.5%	1/31/2028	No	None
DSW	NR/NR/NR	14,704	2.7%	$294,080	$20.00	2.5%	1/31/2028	No	None
AMC Westroads(5)	NR/Caa2/CCC+	73,252	13.6%	$0	$0.00	0.0%	11/30/2028	Yes(6)	None
The Container Store(7)	NR/NR/NR	25,604	4.8%	$0	$0.00	0.0%	2/29/2032	No	2 x 5 yr
Five Below	NR/NR/NR	9,500	1.8%	$152,000	$16.00	1.3%	1/31/2032	No	3 x 5 yr
Toys R Us	NR/NR/NR	30,796	5.7%	$113,300	$3.68	1.0%	1/31/2032	No	None
Subtotal/Wtd. Avg.		292,956	54.4%	$3,392,277	$11.58	29.0%

Other Tenants		212,679	39.5%	$8,297,195	$39.01	71.0%
Total/Wtd. Avg. Occupied Space		505,635	94.0%	$11,689,472	$23.12	100.0%

Vacant Space		32,405	6.0%
Total		538,040	100.0%
(1)	Information is based on the underwritten rent roll dated April 30, 2026, with rent steps taken through April 1, 2027.
(2)	The Westroads Mall property is anchored by six tenants. Three of the anchor tenants, Dillard’s, Von Maur, and JCPenney, are not part of the collateral for the Westroads Mall Whole Loan and are not included in the table above.
(3)	Certain ratings are those of the parent company or government, whether or not the parent guarantees the lease.
(4)	Term. Option (Y/N) does not include co-tenancy provisions.
(5)	AMC Westroads pays 50% of EBITDAR in lieu of base rent. The underwritten rent for AMC Westroads is $251,432, which is based on the rent paid in the trailing 12 months ending February 28, 2026.
(6)	AMC Westroads has the right to terminate its lease if EBITDAR is negative during any full calendar year.
(7)	The Container Store pays percentage rent in lieu of base rent equal to 7.0% of sales. The underwritten rent for The Container Store is $174,030, which is based on 7.0% of sales in the trailing 12 months ending February 28, 2026.

The following table presents certain information with respect to the lease rollover at the Westroads Mall property:

Lease Rollover Schedule(1)
Year Ending December 31	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	U/W Base Rent	% of Total U/W Base Rent	U/W Base Rent $ per SF	# of Expiring Leases
2026 & MTM	23,825	4.4%	4.4%	$276,382	2.4%	$11.60	14
2027	60,047	11.2%	15.6%	$2,333,562	20.0%	$38.86	18
2028	163,542	30.4%	46.0%	$3,325,880	28.5%	$20.34	19
2029	112,858	21.0%	67.0%	$2,283,325	19.5%	$20.23	10
2030	23,753	4.4%	71.4%	$642,387	5.5%	$27.04	3
2031	20,658	3.8%	75.2%	$920,465	7.9%	$44.56	6
2032	85,047	15.8%	91.0%	$1,069,270	9.1%	$12.57	6
2033	4,000	0.7%	91.8%	$255,000	2.2%	$63.75	1
2034	1,339	0.2%	92.0%	$95,106	0.8%	$71.03	1
2035	1,028	0.2%	92.2%	$64,208	0.5%	$62.46	1
2036 & Beyond	9,538	1.8%	94.0%	$423,888	3.6%	$44.44	2
Vacant	32,405	6.0%	100.0%	NAP	NAP	NAP	NAP
Total / Wtd. Avg.	538,040	100.0%		$11,689,472	100.0%	$23.12(2)	81
(1)	Information is based on the underwritten rent roll dated April 30, 2026, with rent steps taken through April 1, 2027.
(2)	Total/Wtd. Avg. UW Rent PSF Rolling excludes vacant space.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

140

Retail – Super Regional Mall 10000 California Street Omaha, NE 68114	Collateral Asset Summary – Loan No. 14 Westroads Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,943,388 53.1% 2.20x 19.8%

The following table presents certain information relating to the historical operating performance and underwritten net cash flow at the Westroads Mall property:

Cash Flow Analysis
	2023	2024	2025	TTM 3/31/2026	U/W	U/W Per SF
Base Rent	$13,018,397	$11,659,997	$11,455,846	$11,444,163	$11,491,219	$21.36
Contractual Rent Steps(1)	$0	$0	$0	$0	$198,254	$0.37
Vacancy Gross Up	$0	$0	$0	$0	$2,131,825	$3.96
Gross Potential Rent	$13,018,397	$11,659,997	$11,455,846	$11,444,163	$13,821,297	$25.69
Reimbursements	$5,830,683	$5,019,917	$4,466,371	$4,274,741	$4,501,908	$8.37
Total Gross Income	$18,849,079	$16,679,914	$15,922,218	$15,718,904	$18,323,205	$34.06
Other Income	$3,669,285	$3,745,940	$3,857,920	$3,758,054	$3,639,066	$6.76
(Vacancy / Credit Loss)	$88,939	($108,998)	($108,148)	($75,004)	($2,131,825)	-$3.96
Effective Gross Income	$22,607,303	$20,316,856	$19,671,989	$19,401,953	$19,830,446	$36.86

Management Fee	$966,090	$830,812	$799,395	$791,400	$594,913	$1.11
Real Estate Taxes	$1,981,722	$1,550,367	$1,140,563	$976,116	$1,618,186	$3.01
Insurance	$192,995	$231,202	$235,030	$239,642	$221,879	$0.41
Payroll	$802,215	$854,192	$877,262	$846,085	$846,085	$1.57
Repairs & Maintenance	$451,529	$462,294	$437,305	$447,789	$447,789	$0.83
General & Administrative	$227,890	$200,003	$234,096	$267,332	$267,332	$0.50
Other Expenses	$2,740,156	$2,495,249	$2,542,560	$2,586,595	$2,586,595	$4.81
Total Expenses	$7,362,599	$6,624,119	$6,266,210	$6,154,958	$6,582,779	$12.23

Net Operating Income	$15,244,704	$13,692,737	$13,405,779	$13,246,995	$13,247,667	$24.62
Replacement Reserves	$0	$0	$0	$0	$107,608	$0.20
Normalized TI/LC	$0	$0	$0	$0	$807,060	$1.50
Net Cash Flow	$15,244,704	$13,692,737	$13,405,779	$13,246,995	$12,332,999	$22.92

Occupancy (%)(2)	96.0%	95.6%	94.6%	94.0%(3)	89.4%
NCF DSCR(4)	2.72x	2.44x	2.39x	2.36x	2.20x
NOI Debt Yield(4)	22.8%	20.5%	20.1%	19.8%	19.8%
(1)	Includes contractual rent steps taken through April 1, 2027.
(2)	Historical occupancy figures represent the average physical occupancy in each respective year. UW Occupancy (%) represents underwritten economic occupancy.
(3)	Based on the underwritten rent roll dated April 30, 2026.
(4)	DSCRs and Debt Yields are based on the Westroads Mall Whole Loan.

Appraisal. According to the appraisal, the Westroads Mall property had an “as-is” appraised value of $125,800,000 as of December 12, 2025, as shown in the table below.

Westroads Mall Appraised Value(1)
Property	Value	Capitalization Rate
Westroads Mall	$125,800,000	10.50%
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

141

Retail – Super Regional Mall 10000 California Street Omaha, NE 68114	Collateral Asset Summary – Loan No. 14 Westroads Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,943,388 53.1% 2.20x 19.8%

The following table presents certain information relating to the appraisal’s market rent conclusion for the Westroads Mall property:

Conclusion of Market Rents(1)
Space	SF	Market Rent PSF	Rent Escalations	Term (Mos.)	Tenant Improvements PSF (New/Renewal)	Leasing Commissions (New/Renewal)
0-1,500 SF Space	28,169	$85.00	3% per annum	60	$25.00 / $5.00	6.0% / 3.0%
1,501-2,500 SF Space	27,052	$70.00	3% per annum	60	$25.00 / $5.00	6.0% / 3.0%
2,501-4,000 SF Space	36,126	$60.00	3% per annum	60	$25.00 / $5.00	6.0% / 3.0%
4,001-6,500 SF Space	66,331	$55.00	3% per annum	60	$25.00 / $5.00	6.0% / 3.0%
6,501-10,000 SF Space	52,942	$45.00	10% midterm	120	$25.00 / $5.00	6.0% / 3.0%
>10,000 SF Space	199,995	$20.00	10% midterm	120	$10.00 / $5.00	5.0% / 2.5%
Jewelry Space	10,556	$170.00	3% per annum	60	$25.00 / $5.00	6.0% / 3.0%
Restaurant Space	1,952	$150.00	10% midterm	120	$50.00 / $10.00	6.0% / 3.0%
Snack Bars Space	1,444	$175.00	3% per annum	60	$25.00 / $5.00	6.0% / 3.0%
Food Court Space	5,826	$150.00	3% per annum	60	$25.00 / $5.00	6.0% / 3.0%
Theater Space	73,252	$20.00	10% midterm	180	$25.00 / $10.00	5.0% / 2.5%
Outparcel Space	34,166	$40.00	10% midterm	120	$25.00 / $10.00	5.0% / 2.5%
(1)	Source: Appraisal.

The following table presents sales comparables with respect to the Westroads Mall property:

Sales Comparables(1)
Property Name / Location	Year Built / Renovated	Total GLA (SF)	Occupancy %	Anchor / Major Tenant	Actual Sale Price	Actual Sale Price PSF	Inline Sales $ PSF	Cap Rate
Westroads Mall	1968/2015	538,040(2)	94.0%(2)	Dick's Sporting Goods			$465
Omaha, NE
One Bellevue Place	2018/NAP	355,019	96.0%	AMC Theaters	$92,000,000	$259.14	NAV	7.0%
Nashville, TN
Crabtree Valley Mall	1972/2003	1,147,631	87.0%	Macy's	$290,000,000	$252.69	$615	11.0%
Raleigh, NC
South Plains Mall	1972/2015	983,517	70.0%	Dillard's	$190,540,000	$193.73	$485	9.4%
Lubbock, TX
Galleria at Sunset	1996/2002	567,483	87.0%	JCPenney	$91,200,000	$160.71	$640	14.0%
Henderson, NV
(1)	Source: Appraisal, unless otherwise indicated.
(2)	Based on the underwritten rent roll dated April 30, 2026.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

142

Hospitality – Full Service 9664 South Mason Montgomery Road Mason, OH 45040	Collateral Asset Summary – Loan No. 15 Marriott Cincinnati Northeast	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,933,944 59.8% 1.91x 17.6%
Mortgage Loan Information		Property Information
Loan Seller:	GSMC	Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance	Property Type – Subtype:	Hospitality – Full Service
Borrower Sponsor(s):	William J. Yung III	Collateral:	Fee
Borrower(s):	CP Mason, LLC	Location:	Mason, OH
Original Balance:	$18,000,000	Year Built / Renovated:	1995 / 2017
Cut-off Date Balance:	$17,933,944	Property Management:	Crestview Management, LLC
% by Initial UPB:	2.4%	Size:	306 Rooms
Interest Rate:	6.87700%	Appraised Value / Per Room:	$30,000,000 / $98,039
Note Date:	May 27, 2026	Appraisal Date:	April 29, 2026
Original Term:	60 months	Occupancy:	43.8% (as of June 30, 2026)
Amortization:	Amortizing Balloon	UW Economic Occupancy:	43.8%
Original Amortization:	360	Underwritten NOI:	$3,152,232
Interest Only Period:	None	Underwritten NCF:	$2,714,211
First Payment Date:	July 6, 2026
Maturity Date:	June 6, 2031	Historical NOI
Additional Debt Type:	NAP	Most Recent NOI:	$3,047,928 (TTM June 30, 2026)
Additional Debt Balance:	NAP	2025 NOI:	$2,686,980
Call Protection:	L(29),D(24),O(7)	2024 NOI:	$2,905,679
Lockbox / Cash Management:	Hard / Springing	2023 NOI:	$2,543,959

Reserves				Financial Information
	Initial	Monthly	Cap	Cut-off Date Loan / Room:	$58,608
Taxes:	$0	$47,684	NAP	Maturity Date Loan / Room:	$55,640
Insurance(1):	$0	Springing	NAP	Cut-off Date LTV:	59.8%
Replacement Reserve:	$0	$35,093	NAP	Maturity Date LTV:	56.8%
Other(2):	$2,500	Springing	NAP	UW NOI DY:	17.6%
				UW NCF DSCR:	1.91x

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Mortgage Loan	$18,000,000	100.0%	Loan Payoff	$12,512,188	69.5%
			Sponsor Cash Out	5,270,447	29.3
			Closing Costs	214,865	1.2
			Reserves	2,500	0.0
Total Sources	$18,000,000	100.0%	Total Uses	$18,000,000	100.0%
(1)	Monthly payments to the insurance reserve in the amount of 1/12th of insurance premiums estimated by the lender will be required if any of: (i) an event of default occurs and is continuing, (ii) the applicable insurance policies cease to be part of a blanket or umbrella policy approved by the lender, (iii) the borrower fails to provide evidence of renewal of such policies, or (iv) the borrower fails to provide paid receipts evidencing timely payment of insurance premiums within 30 days after the scheduled expiration of such policies.
(2)	Other Reserves is inclusive of $2,500 upfront for a Replacement Comfort Letter Reserve and a springing monthly PIP Reserve. If at any time during the term of the loan additional PIP work is required by the franchisor under the franchise agreement (and the anticipated cost of such PIP work was not already reserved for by the lender), the borrower shall deposit with lender, within 15 days after receipt of notice from the franchisor with respect to such PIP work, cash or a letter of credit in an amount equal to 100% of the estimated costs to complete such additional PIP work less the amount of FF&E reserve funds on deposit with lender in the FF&E reserve account and less any funds in the PIP reserve account, as reasonably determined by the lender.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Full Service 9664 South Mason Montgomery Road Mason, OH 45040	Collateral Asset Summary – Loan No. 15 Marriott Cincinnati Northeast	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,933,944 59.8% 1.91x 17.6%

The following table presents certain information relating to the current and historical Occupancy, ADR and RevPAR at the Marriott Cincinnati Northeast property and its competitors:

Occupancy, ADR, RevPAR
	Marriott Cincinnati Northeast(1)			Competitive Set(2)			Penetration Factor(3)
Period	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2023	44.6%	$153.63	$68.59	57.4%	$131.37	$75.35	77.8%	116.9%	91.0%
2024	47.2%	$165.66	$78.15	55.4%	$132.95	$73.72	85.1%	124.6%	106.0%
2025	42.0%	$175.17	$73.59	53.6%	$129.65	$69.50	78.4%	135.1%	105.9%
TTM 6/30/2026	43.8%	$175.06	$76.66	53.2%	$127.51	$67.86	82.3%	137.3%	113.0%
(1)	Occupancy, ADR and RevPAR for the Marriott Cincinnati Northeast property are based on the underwritten cash flow.
(2)	Occupancy, ADR and RevPAR for the competitive set are based on data provided by a third-party hospitality research report.
(3)	Penetration Factor is calculated based on the underwritten cash flow and competitive set data provided by a third-party hospitality research report.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Full Service 9664 South Mason Montgomery Road Mason, OH 45040	Collateral Asset Summary – Loan No. 15 Marriott Cincinnati Northeast	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,933,944 59.8% 1.91x 17.6%

The following table presents certain information relating to the operating history and underwritten cash flows of the Marriott Cincinnati Northeast property:

Cash Flow Analysis
	2023	2024	2025	TTM 6/30/2026(1)	UW(1)	UW Per Room(2)
Occupancy (%)	44.6%	47.2%	42.0%	43.8%	43.8%
ADR	$153.63	$165.66	$175.17	$175.06	$175.06
RevPar	$68.59	$78.15	$73.59	$76.66	$76.66

Rooms Revenue	$7,660,948	$8,752,403	$8,219,151	$8,562,336	$8,562,336	$27,981
Food & Beverage Revenue	2,325,368	2,465,200	2,154,516	2,331,115	2,331,115	7,618
Other Revenue	71,086	168,138	78,278	57,073	57,073	187
Total Revenue	$10,057,402	$11,385,740	$10,451,945	$10,950,524	$10,950,524	$35,786

Rooms Expense	$2,162,905	$2,119,271	$1,908,413	$1,939,412	$1,939,412	$6,338
Food and Beverage Expense	1,373,858	1,480,604	1,251,133	1,268,361	1,268,361	4,145
Other Departmental Expenses	16,669	19,378	19,563	20,880	20,880	68
Departmental Expenses	$3,553,432	$3,619,253	$3,179,110	$3,228,653	$3,228,653	$10,551

Gross Operating Income	$6,503,969	$7,766,487	$7,272,836	$7,721,871	$7,721,871	$25,235

Management Fee	$345,564	$363,002	$305,342	$319,895	$328,516	$1,074
Administrative & General	529,087	610,168	726,731	763,912	763,912	2,496
Maintenance	740,557	805,856	646,863	664,725	664,725	2,172
Marketing	813,915	1,003,208	875,910	892,004	892,004	2,915
Utilities	301,975	359,902	368,622	457,091	457,091	1,494
Franchise Fees	520,685	594,670	549,340	569,819	569,819	1,862
Other	170,940	190,363	176,026	167,158	167,158	546
Total Undistributed Expenses	$3,422,723	$3,927,170	$3,648,832	$3,834,604	$3,843,225	$12,560

Real Estate Taxes(3)	$362,728	$725,457	$728,082	$637,400	$555,542	$1,815
Property Insurance(4)	174,559	208,182	208,941	201,939	170,872	558
Ground Rent	0	0	0	0	0	0
Net Operating Income	$2,543,959	$2,905,679	$2,686,980	$3,047,928	$3,152,232	$10,301

FF&E	$402,296	$455,430	$418,078	$438,021	$438,021	$1,431
Net Cash Flow	$2,141,663	$2,450,250	$2,268,902	$2,609,907	$2,714,211	$8,870

NCF DSCR	1.51x	1.73x	1.60x	1.84x	1.91x
NOI Debt Yield	14.2%	16.2%	15.0%	17.0%	17.6%
(1)	The UW metrics are based on the June 2026 TTM Financials.
(2)	UW Per Room values are based on 306 rooms.
(3)	UW based on actual 2026 taxes.
(4)	UW based on final insurance premiums.

Appraisal. According to the appraisal, the Marriott Cincinnati Northeast property had an “as-is” appraised value of $30,000,000 as of April 29, 2026. The table below shows the appraisal’s “as-is” conclusions:

Marriott Cincinnati Northeast Appraised Value(1)
Property	Appraised Value(2)	Capitalization Rate
Marriott Cincinnati Northeast	$30,000,000	7.53%
(1)	Source: Appraisal.
(2)	Appraised Value includes $4,284,000 (14%) for personal property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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Hospitality – Full Service 9664 South Mason Montgomery Road Mason, OH 45040	Collateral Asset Summary – Loan No. 15 Marriott Cincinnati Northeast	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$17,933,944 59.8% 1.91x 17.6%

The following table presents certain information relating to the comparable sales of the Marriott Cincinnati Northeast property:

Competitive Property Summary(1)
Property	Number of Rooms	Year Opened	Sale Date	Sale Price	Price Per Room
Marriott Cincinnati Northeast	306	1996	NAP	NAP	NAP
Embassy Suites by Hilton Columbus Dublin	284	2000	Apr - 2026	$25,900,000	$91,197
Sonesta Select Nashville Airport Suites	149	1999	Sep - 2025	$15,100,000	$101,342
Courtyard Indianapolis Airport	151	1990	Mar - 2025	$15,800,000	$104,636
SpringHill Suites by Marriott Indianapolis	130	2007	Mar - 2025	$12,700,000	$97,692
Hyatt Place Champaign/Urbana	145	2014	Dec - 2024	$18,250,000	$125,862
AC Hotel Minneapolis Downtown	245	2016	Nov - 2024	$30,000,000	$122,449
Cambria Hotels Columbus-Polaris	125	2009	Jul - 2024	$10,600,000	$84,800
Embassy Suites by Hilton Atlanta Airport	236	1989	Jul - 2024	$34,000,000	$144,068
Cambria Hotel Appleton	105	2007	Jul - 2024	$8,500,000	$80,952
Courtyard Atlanta Buford Mall of Georgia	110	2009	Jun - 2024	$12,850,000	$116,818
Total Avg. Competitive Set	1,680			$183,700,000	$109,345
(1)	Source: Appraisal.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-286173) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc., Drexel Hamilton, LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

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